UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21210

Alpine Income Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 – April 30, 2014

Item 1: Shareholder Report

Alpine

EQUITY & INCOME FUNDS

Alpine Dynamic Dividend Fund
Institutional Class (ADVDX)
Class A (ADAVX)

Alpine Accelerating Dividend Fund
Institutional Class (AADDX)
Class A (AAADX)

Alpine Financial Services Fund
Institutional Class (ADFSX)
Class A (ADAFX)

Alpine Small Cap Fund
Institutional Class (ADINX)
Class A (ADIAX)

Alpine Transformations Fund
Institutional Class (ADTRX)
Class A (ADATX)

Alpine Foundation Fund
Institutional Class (ADBYX)
Class A (ADABX)

Alpine Ultra Short Tax Optimized Income Fund
Institutional Class (ATOIX)
Class A (ATOAX)

Alpine Municipal Money Market Fund
Investor Class (AMUXX)

Alpine High Yield Managed Duration Municipal Fund
Institutional Class (AHYMX)
Class A (AAHMX)

April 30,

2014

Semi-Annual Report

Additional Alpine Funds are offered in the Alpine Equity Trust. These Funds include:

Alpine International Real Estate Equity Fund	Alpine Emerging Markets Real Estate Fund

Alpine Realty Income & Growth Fund	Alpine Global Infrastructure Fund

Alpine Cyclical Advantage Property Fund	Alpine Global Consumer Growth Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

The President’s Letter

Are We There Yet?

Over the past five years and two months since the S&P 500® Index intraday low of just under 667, the Index appreciated to 1,884 on April 30, 2014. Indeed, new highs subsequent to April 30 have extended the strong gains of 2013. During the past five years, we have seen a gradual, if not steady, improvement in global economic and financial market conditions, most notably in the U.S. This has been reflected in the outperformance of the U.S. equity indices over broad global and emerging market indices (MSCI World Index and MSCI Emerging Market Index) since mid-2011 but in particular for 2013 through April 30, 2014. On a cumulative basis, the U.S. market has finally recouped the lost jobs which occurred during the 2008-2009 recession and we have seen improvements in unemployment rates of other countries although, broadly speaking, Europe is a notable laggard.

This painfully slow recovery has been accomplished not by economic strategy or fiscal policy but rather on the backs of the world’s major Central Banks. Japan has been a notable exception to this pattern of constrained action, albeit they too are relying upon flexible Central Bank policy. Fundamentally, quantitative easing (QE) in the U.S., via buying bonds related to treasuries and mortgages, is currently being reduced by “tapering” the amount. It is expected that the U.K. may continue its QE program for a little longer and that the European Central Bank (ECB) may also adopt a modified QE program. Japan will continue its QE program and will likely add more fiscal stimulus over the coming year in the form of tax cuts or financial incentives for targeted businesses and investments. Even the few countries which have been tightening monetary policies over the past year including India, China and Brazil, are expected to be nearly done. We may see further loosening of monetary policy in China imminently, followed by India and Brazil over the next year. The ultimate impact of these Central Bank policies is how commercial banks and/or capital markets provide additional funding for their clients. Differing banking/corporate/retail clientele relationships require varying mechanisms to transmit downstream the impact of monetary policies in different countries. Suffice it to say, some countries have seen financial liquidity support the residential or retail capital sector via mortgages and car loans, while others have emphasized the corporate sector. For example, mortgage rates in the U.K. are almost exclusively ‘floating rate,’ which, in combination with the government’s “help to buy” 95% loan to value program means that a lot of capital has been injected into the household sector. In contrast, the U.S. where tight credit standards and banks’ continued caution on accepting high loan to value mortgages has, in fact, constrained the household sector. This, in turn, has dampened retail sales in the U.S. leading many marginal store chains to either contract or restructure operations, while in the U.K., retail sales were up 4% year over year.

Indeed, the big impact of financial liquidity in the U.S. has been the appreciation of stock and bond prices. This has created an ongoing surge in refinancing of corporate debt, which has significantly increased the earnings potential of many companies over the last number of years. Today’s historic low lending rates in Europe and near historic low rates in the U.S. might normally have been expected to fuel a resurgence in capital expenditures (capex) on new or improved production facilities or research activity by corporations. However, the continued poor utilization of superfluous or inefficient plants and machinery has, in combination with slow demand growth, limited corporate capital expenditures. Either demand must grow or such capacity must be eliminated before capex resumes.

Instead, corporations have been using their low cost of debt to fund either mergers and acquisitions (M&A), or return cash to shareholders via dividends or share buybacks. We have recently witnessed the largest overall aggregate dividend in history as Vodafone distributed $23.9 billion to shareholders while Apple distributed $30 billion in the form of share buybacks over 2013 in addition to their substantial dividend payouts. While the U.S. is the center of such activity, we believe it may spread increasingly across the globe. The U.S. has also been the center of the M&A activity as businesses seek to increase market share or expand to new products by acquiring them from other companies using inexpensive capital.

While this may work in positive fashion for both the acquirer and the seller in terms of delivering value for shareholders and growth going forward, it is not adding positive investment in new facilities or increased employment. Often “Merger Synergies” are derived from eliminating redundant jobs and production facilities. That said, we believe that over time, facilities expansion will take place if demand continues to recover and inefficient productive capacity is rationalized. Thus, eventually, the pace of job growth and then wages should accelerate.

Another effect of this significant flood of financial liquidity is that the financial markets have experienced rather low volatility, which many investors have viewed in recent years as a measure of reduced risk. Witness the CBOE SPX Volatility Index (VIX Index) which peaked in 2008 at a level of 80 and has averaged just over 20 for the past ten years. The historic low in January 2007 was at 9.9, while the level at the end of April 2014 was 13.4 and has subsequently dropped below 12 during the month of May. This does not mean that there is no volatility in the stock market as significant rotation has occurred among sectors such as biotech, software and mobile technologies which offer the prospect of great long term growth and, thus, command very high price to earnings ratios. By comparison, the best performing stocks on a year to date basis are interest sensitive stocks such as utilities and real estate investment trusts (REITs) which reflect the strong performance of U.S. Treasury bonds, which rallied from over 3.00% yield on December 31, 2013 to the April close of 2.65% and in May to levels below last July’s 2.48%.

Interest rates are still near historic lows. Further easing in Europe along with recent weak U.S. gross domestic product (GDP) performance and depressed retail sales in the U.S. are factors contributing to the current low rate environment, as is the uncertainty over broad global economic recovery. However, when economic activity picks up, possibly in the fall, and more likely next year as excess capacity continues to be absorbed, we would expect to see another reversal in bonds. We do not expect such a reversal would be as violent as last May’s spike in yields, when many leveraged participants utilizing similar carry trades or other forms of financing were forced to reduce positions and take losses. Over the medium term, we expect that sustained moderate growth in the U.S. with continued recapitalization of European banks in a pattern following the past several years’ recovery in the U.S. may unfold. We expect limited price pressure over the medium term but that eventual demand growth resulting in new orders will collide with reduced industrial capacity to gradually create modest upward pressure for prices and wages.

During the interim period though, we would expect politics to intrude on the global economy in different fashions as unhappy or dissatisfied electorates work to remove or change the existing regimes and bring in new or at least different political perspectives. While their promises may prove empty, many politicians will attempt to solve some of the pressing issues related to quality of life. We suspect this will precipitate increased spending on infrastructure, housing and healthcare. We believe that many politicians will not utilize taxation, nor print more debt to fund such activity. Instead an emphasis of government oversight utilizing corporate management and private investment capital, or so called public private partnerships (PPP) could become a larger component of delivering services to meet the needs of expanding global population centers. In other words, we expect that the major drivers of long-term economic activity, which include developed as well as emerging markets, will continue to be an underlying theme over coming quarters as well as years. That, combined with new technologies used to access, communicate and transact business, pleasure or daily needs, will continue to be significant factors as we strive to maintain efficiency and security in our daily lives. This will continue to drive the prospects for stock performance even when interest rates return to historically “normal” levels.

Thank you for your interest and support.

Sincerely,

Samuel A. Lieber President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Disclosures and Definitions

Please refer to the Schedule of Portfolio Investments for each Fund’s holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website: www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Series and Income Trusts did not pay any distributions during the fiscal semi-annual period ending April 30, 2014 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the Federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. Government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate bond, Stock, High Yield bond, REITs and REIT preferred stock may vary based on an individual circumstances. Consult a tax professional for additional information. Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Standard & Poor’s Financial Services LLC (S&P) is a financial services company, a division of McGraw Hill Financial that publishes financial research and analysis on stocks and bonds. S&P is considered one of the Big Three credit-rating agencies, which also include Moody’s Investor Service and Fitch Ratings.

S&P assigns rating on a scale of ‘D’ to ‘AAA’, with ‘D’ the lowest/weakest rating, indicating a default, and ‘AAA’ the highest/strongest rating, indicating the strongest credit quality in S&P’s spectrum of credit ratings.

S&P incorporates a broad number of credit areas of each entity/municipality when assigning a bond rating to an entity’s debt instrument, including: (a) financial position, which encompasses liquidity metrics, cash reserves, non-liquid assets, liabilities, and other financial metrics; (b) debt position, which includes long and short-term bonded debt and other privately-placed notes/bonds, leases and other off-balance sheet liabilities; (c) pension and Other Post-Employment Benefits (OPEB); (d) socio-economic indices; (e) the aptitude and sophistication of management.

Earnings Growth and EPS Growth are not measures of the Funds’ future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Equity Income Funds – Definitions

Barclays Capital High Yield Municipal Bond Index is the Muni High Yield component of the Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Barclays Capital 1 Year Municipal Bond Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

Bloomberg 10-Year U.S. Muni General Obligation AAA Index is populated with U.S. municipal general obligations (G.O.) with an average rating of AAA from Moody’s and S&P, with an average maturity of ten years. The option-free yield curve is built using option-adjusted spread (OAS) model. Furthermore, the index is derived

Disclosures and Definitions (continued)

from contributed pricing from the Municipal Securities Rulemaking Board (MSRB), new issues calendars and other proprietary contributed prices.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Capex (aka Capitalization Expenditure) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. This type of outlay is made by companies to maintain or increase the scope of their operations.

CBOE Volatility Index (VIX Index) Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Custom Balanced Benchmark reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays Capital U.S. Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

Effective Duration – Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

FICO is an American public company that provides analytics software and services-including credit scoring-intended to help financial services companies make complex, high-volume decisions. FICO also has clients outside of the financial services sector.

First Tier Security is any eligible security that: (i) is a rated security that has received a short-term rating from the requisite Nationally Recognized Statistical Rating Organizations in the highest short-term rating category for debt obligations (within which there may be subcategories or gradations indicating relative standing); or (ii) is an unrated security that is of comparable quality to a security meeting the requirements for a rated security as determined by the Fund’s Board of Trustees; or (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a government security.

Hedge involves making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions

Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days.

MSCI All Country World Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI Emerging Markets Index USD is a free float-adjusted market cap weighted index that is designed to measure equity market performance in the global emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI Europe Utilities Index is designed to capture the large and mid-cap segments across 15 Developed Markets (DM) countries in Europe. All securities in the index are classified in the Utilities sector as per the Global Industry Classification Standard (GICS®). Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,610 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

NASDAQ Financial-100 Index includes 100 of the largest domestic and international financial securities listed on the NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes.

S&P 500® Index is a float-adjusted, market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings - earnings metric that shows you what earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

Return on Equity is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Russell 2000® Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000® Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as “small-cap”, while the S&P 500® index is used primarily for large capitalization stocks. Source: Russell Investment Group. Russell is the owner of the trademarks and copyrights related to the Russell Indexes.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. Source: Russell Investment Group. Russell is the owner of the trademarks and copyrights related to the Russell Indexes.

S&P 500® Utilities Index comprises those companies included in the S&P 500® that are classified as members of the GICS® utilities sector.

Securities Industry and Financial Markets Association (SIFMA) is a United States industry trade group representing securities firms, banks, and asset management companies. SIFMA was formed on November 1, 2006, from the merger of the Bond Market Association and the Securities Industry Association.

S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

Weighted Average Maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. Weighted average maturity (WAM) measures the sensitivity of fixed-income portfolios to interest rate changes. Portfolios with longer WAMs are more sensitive to changes in interest rates because the longer a bond is held, the greater the opportunity for interest rates to move up or down and affect the performance of the bonds in the portfolio.

Yield Co – A publicly-traded company structured as a C-Corporation that is formed to own operating assets (often infrastructure assets) that are intended to produce a predictable cash flow, which is distributed to investors as dividends.

The S&P 500® Index, and the S&P Municipal Bond Short Intermediate Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2014 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Financial Services Fund

Alpine Small Cap Fund

Alpine Transformations Fund

Alpine Foundation Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 4/30/14 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Dynamic Dividend Fund — Institutional Class	5.65%	12.52%	0.79%	10.65%	2.92%	4.81%
Alpine Dynamic Dividend Fund — Class A (Without Load)	5.53%	12.24%	N/A	N/A	N/A	13.17%
Alpine Dynamic Dividend Fund — Class A (With Load)	-0.29%	6.15%	N/A	N/A	N/A	10.46%
MSCI All Country World Index	5.48%	14.91%	7.94%	15.91%	7.82%	8.46%
Lipper Global Equity Income Funds Average(3)	6.18%	12.91%	7.99%	15.03%	6.17%	7.15%
Lipper Global Equity Income Funds Ranking(3)	N/A(4)	67/122	66/66	50/50	19/19	15/15
Gross Expense Ratio (Institutional Class): 1.43%(5)
Net Expense Ratio (Institutional Class): 1.38%(5)
Gross Expense Ratio (Class A): 1.68%(5)
Net Expense Ratio (Class A): 1.63%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on September 22, 2003 and Class A shares commenced on December 30, 2011. Returns for indices are since September 22, 2003.
(3)	The since inception return represents the period beginning September 25, 2003 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. The Lipper Global Equity Income Funds Average is an average of funds that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying securities of domestic and foreign companies. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI All Country World Index and the Lipper Global Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Dynamic Dividend Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Dynamic Dividend Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1	.	Roche Holding AG	2.22%
2	.	Apple, Inc.	2.19%
3	.	Vodafone Group PLC-ADR	1.95%
4	.	Novartis AG-ADR	1.78%
5	.	QUALCOMM, Inc.	1.72%
6	.	Nestle SA	1.65%
7	.	Avago Technologies, Ltd.	1.61%
8	.	Covidien PLC	1.57%
9	.	Canadian Pacific Railway, Ltd.	1.52%
10	.	Comcast Corp.-Class A	1.52%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Dynamic Dividend Fund (continued)

Commentary

We are pleased to report the results for the Alpine Dynamic Dividend Fund (“ADVDX”) for the six month period ending April 30, 2014. For this period, the Fund generated a total return of 5.65%, versus the MSCI All Country World Index, which had a total return of 5.48%. All returns include reinvestment of all distributions. The Fund distributed $0.12 per share during the period.

Economic Analysis

Although stocks in most developed markets advanced during the six month period ending April 30, 2014, it was a volatile period characterized by a sell-off in emerging markets, increased geopolitical tensions and uncertainty in the United States amidst a transition in leadership at the Federal Reserve (the “Fed”). Economic data were mixed, with extremely cold weather affecting spending patterns in the United States this winter, and sluggish growth in Europe bringing a fresh round of deflation worries. That said, macroeconomic conditions in the United States and in the Eurozone continued to be broadly supportive of a moderate recovery.

We believe the slow recovery is the result of 1) the reluctance of U.S. banks to lend at the same levels as they did prior to the global financial crisis, 2) a less accommodative fiscal policy in the United States, and 3) a still sluggish U.S. housing market plagued by historically low mortgage originations. Bond yields in the United States remained low as the Fed reassured investors that despite the tapering of quantitative easing, interest rates would remain low for an extended period. Consequently, interest rate-sensitive sectors in the U.S. outperformed more cyclical sectors, with U.S. utilities up 13.63% as measured by the S&P 500® Utilities Index in the period. European sovereign yields decreased with both the Italian and Spanish ten-year yields dropping to multi-year lows, driving a similar rally with European utilities up 13.79% (in USD) as measured by the MSCI Europe Utilities Index. Emerging markets continued to lag behind developed markets in the period, with the MSCI Emerging Markets Index posting a total return of -2.98% vs. 8.59% for the MSCI Europe Index, 8.35% for the S&P 500 Index, and 5.48% for the MSCI All Country World Index. In Brazil, potential risk of power rationing was complicated by election politics. In China, the tightening of credit conditions and the consequent slowing of growth weighed on sectors dependent on government spending. Finally, the Russian annexation of Crimea brought investor concern about further aggression and the resulting economic impacts.

Portfolio Analysis

For the six month period ending April 30, 2014, the information technology and industrials sectors had the greatest positive effect on the Fund’s total return. In the information technology sector, the Fund benefited from its exposure to companies that had a specific catalyst such as Avago Technologies, with its accretive acquisition of LSI Corporation. In the industrials sector, the Fund benefited from owning companies with transformational events such as Abengoa SA, which is in the midst of a dramatic restructuring plan involving asset sales, debt reduction and the formation of a “yield co”. Financials and energy were the sectors that had the greatest negative effect on total return. Financials underperformed due to the Fund’s exposure to several global banks located outside of the United States. In the energy sector, the fund underperformed primarily due to its exposure to Scorpio Tankers, which suffered from near term demand weakness in the product tanker market caused by an unusually cold winter among other transient factors.

The top five stocks contributing to the Fund’s performance for the six month period ended April 30, 2014 based on contribution to total return, were Avago Technologies, Abengoa SA, Adani Ports & Special Economic Zone Ltd, Apple, and Walgreen Co.

Semiconductor manufacturer Avago Technologies received a boost during the period due to the announcement of its highly accretive acquisition of LSI Corporation. From a fundamental standpoint, Avago continued to benefit from the roll out of next generation (4G LTE) wireless networks. In addition, two of the company’s competitors in the market announced plans to merge their businesses, which we believe should be a long term positive for the industry.

Abengoa SA , an engineering and construction company focusing on the energy and water sectors, continued to execute on its turnaround plan, announcing new projects awards, further asset sales and additional debt reduction. In addition, it announced the plan to form a “yield co”, which would allow it to sell concessions from the parent company to a newly formed company, potentially allowing Abengoa to unlock significant value from its owned concessions.

Adani Ports & Special Economic Zone Ltd is a shipping port primarily on the west coast of India. The company reported strong growth in port traffic and announced a potential strategic acquisition of Dhamra Port on the eastern coast of India. The stock also rallied in anticipation of Narendra Modi (a charismatic, pro-business candidate) winning India’s general election.

Alpine Dynamic Dividend Fund (continued)

Innovative technology leader Apple was a positive contributor to the Fund after it reported second quarter results in which iPhone sales and gross margins were better than expected. Apple capitalized on its momentous deal to sell iPhones on China Mobile’s vast network. Furthermore, the company announced a $30 billion share buyback and a dividend increase.

Walgreen Co, the largest drugstore chain in the United States with over 8,600 stores, outperformed during the period as the company continued to reap the benefits of its highly accretive and strategic acquisition of UK retailer and pharmaceutical wholesaler Alliance Boots. The company also capitalized on the wave of generic drug launch activity through its distribution agreement with AmerisourceBergen, which allowed Walgreen to benefit from greater purchasing scale, distribution efficiencies and global growth opportunities.

The following stocks had the largest adverse impact on the performance of the Fund based on contribution to total return for the six month period ended April 30, 2014: Sberbank Russia OJSC., Scorpio Tankers, American Eagle Outfitters, East Japan Railway Company, and Corrections Corporation of America.

Sberbank Russia OJSC, Russia’s largest bank, underperformed during the period as the escalation of political turmoil in Ukraine led to concerns about a slowdown in Russia and its impact on loan growth and nonperforming loans. Fundamentally, the company continued to perform well with strong loan growth and solid cost controls, but provisioning expenses rose, reflecting the deteriorating macro environment.

Scorpio Tankers, which owns the world’s largest and most modern fleet of refined oil product tankers, underperformed during the period as an extremely cold winter increased domestic fuel demand, decreasing the attractiveness of shipping European gasoline to the U.S. and putting downward pressure on spot rates for product tankers.

American Eagle Outfitters is a specialty retailer of apparel targeting 15 to 25-year-olds. The company reported declining sales and gross margins for its 4th quarter, driven by poor customer response to the company’s core fashion merchandise, and exacerbated by weak traffic and a highly promotional retail environment. In addition, in January the CEO unexpectedly stepped down. We no longer own shares of the stock.

East Japan Railway Company is one of Japan’s leading rail carriers. The company’s shares underperformed during the period as investors took profits after a total return of over 25% (USD) in calendar 2013, and some concern that the April 2014 consumption tax increase may impact demand. We believe that the company is undervalued due to its strong rail franchise and its underappreciated real estate, and thus continue to hold the stock.

Shares of Corrections Corp of America (CXW), an operator of prisons for state and federal government, suffered from uncertainty about the future of the California corrections market, one of its largest markets. A string of delays throughout 2013 eventually ended with a disappointing judicial decision in February 2014 that granted the state an additional two years to comply with laws meant to reduce overcrowding in prisons. With the ruling, CXW lost the opportunity to fill out-of-state beds with California inmates. While disappointing, the company still has a solid pipeline of non-California opportunities, and the long term opportunity for private prisons to increase their market share above the current 10% is still attractive.

In order to achieve its dividend, the Fund participates in a number of dividend capture strategies including (1) purchasing shares in the stock of a regular dividend payer before an upcoming ex-date and selling after the ex-date, (2) purchasing shares before an anticipated special dividend and selling opportunistically after the ex-date of the dividend, and (3) purchasing additional shares in stocks that the Fund already owns before the ex-date and selling the original shares after the ex-date, thus receiving a dividend on a larger position while still maintaining qualified dividend income eligibility (“QDI”) on its position. Although these strategies have resulted in higher turnover and associated transaction costs for the Fund, overall the Fund’s turnover rate has decreased as we have relied less upon these strategies this year. While there is the potential for market loss on the shares that are held for a short period, we seek to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

We have hedged a portion of our currency exposures to the Euro, Swiss Franc, Japanese Yen and British Pound in an effort to reduce our net currency exposure.

Summary

We believe that global macroeconomic conditions generally remain positive for stocks, although the market environment remains fairly uncertain. In developed markets, we are mindful that expectations have continued to rise as growth has returned and financial risks have largely faded. In the United States, fiscal policy should be less of a drag and monetary policy will likely remain quite accommodative as the Federal Reserve unwinds its quantitative easing program at a measured pace. In Europe, we see similar characteristics but believe equity valuations are slightly more attractive, and the European Central Bank’s dovish bias should provide good support for stocks. In emerging markets, we see a mixed

Alpine Dynamic Dividend Fund (continued)

picture with better underlying economic growth, temporarily overshadowed by upcoming presidential or parliamentary elections in countries such as Brazil, India, South Africa and Turkey. This macro backdrop together with our view that equity market valuations are fairly robust, lead us to continue to take a more conservative investment stance.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on what we view as high quality companies with strong balance sheets and strong potential to grow earnings and dividends amidst an uncertain macro environment. Despite the extended bull market we have experienced in several markets across the globe, we believe there are still plenty of opportunities to invest in companies with a history of paying strong dividends at attractive prices with potential for solid earnings growth. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Brian Hennessey
Joshua E. Duitz
Portfolio Managers

Alpine Dynamic Dividend Fund (continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Alpine Dynamic Dividend Fund (continued)

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Accelerating Dividend Fund

Comparative Annualized Returns as of 4/30/14 (Unaudited)

	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Accelerating Dividend Fund — Institutional Class	8.47%	18.67%	11.60%	16.93%	15.03%
Alpine Accelerating Dividend Fund — Class A (Without Load)	8.34%	18.30%	N/A	N/A	18.98%
Alpine Accelerating Dividend Fund — Class A (With Load)	2.40%	11.81%	N/A	N/A	16.13%
S&P 500® Index	8.35%	20.43%	13.82%	19.13%	14.63%
Dow Jones Industrial Average	7.90%	14.44%	11.85%	18.32%	13.52%
Lipper Equity Income Funds Average(3)	7.37%	16.31%	11.68%	17.51%	15.20%
Lipper Equity Income Funds Ranking(3)	N/A(4)	109/436	190/315	180/270	152/268
Gross Expense Ratio (Institutional Class): 3.43%(5)
Net Expense Ratio (Institutional Class): 1.35%(5)
Gross Expense Ratio (Class A): 3.68%(5)
Net Expense Ratio (Class A): 1.60%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 5, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 5, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally the leaders in their industry. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Accelerating Dividend Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Accelerating Dividend Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1	.	Apple, Inc.	2.11%
2	.	Avago Technologies, Ltd.	1.74%
3	.	Becton, Dickinson & Co.	1.66%
4	.	Energizer Holdings, Inc.	1.64%
5	.	Suncor Energy, Inc.	1.62%
6	.	Bristow Group, Inc.	1.61%
7	.	TE Connectivity, Ltd.	1.61%
8	.	Schlumberger, Ltd.	1.60%
9	.	AbbVie, Inc.	1.59%
10	.	Comcast Corp.-Class A	1.58%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Accelerating Dividend Fund (continued)

Commentary

For the six months ended April 30, 2014, the Alpine Accelerating Dividend Fund generated a total return of 8.47%. This compares with a total return of 8.35% for the S&P 500® Index for the same period. During the last six months, the Fund steadily increased its monthly per share distribution from $0.0409 in October, 2013 to $0.0415 in April, 2014. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

PERFORMANCE DRIVERS

The Fund generally prefers to take a more conservative investment stance with regard to portfolio construction and security selection during times of economic and geopolitical uncertainty. We believe that the six months ended April 30, 2014 was such a time. For this reason, the Fund had an average cash holding of 4.5% during the fiscal half year and a portfolio beta less than 1.0 during the same span. Despite this conservative positioning, the Fund was able to slightly outperform the S&P 500® Index for the six months ended April 30, 2014 due, in part, to stock selection.

On a sector basis, information technology, financials, and industrials had the largest impact on the absolute performance of the Fund. While still making positive absolute contributions, the telecommunication services, materials, and consumer discretionary sectors had the smallest impact. On a relative basis, the financial sector generated the largest outperformance versus the S&P 500® Index, followed by the information technology and industrials sectors. Energy, health care, and materials sectors were the worst relative performers.

PORTFOLIO ANALYSIS

The top five stocks contributing to the Fund’s performance during the six months ended April 30, 2014, based on contribution to total return were Avago Technologies, NorthStar Realty Finance, SES SA, Marten Transport, and Teva Pharmaceutical Industries.

•	Semiconductor manufacturer Avago Technologies received a boost during the period due to the announced acquisition of LSI Corporation. The purchase should be strongly accretive to earnings immediately after closing. From a fundamental standpoint, Avago continued to benefit from the roll out of next generation (4G LTE) wireless networks. The company has been gaining share in the marketplace as a technology leader. Plus, two of the company’s competitors in the market announced plans to merge their businesses, which should be a long term positive for the industry.
•	Shares of NorthStar Realty Finance, a commercial mortgage Real Estate Investment Trust (REIT), enjoyed a strong rally beginning in December 2013 when the company announced that it would be spinning off its asset management business into a separate publicly traded C-corp. Investors cheered the news as the new asset management company could trade at meaningfully higher multiples than the legacy REIT. Additionally, NRF unveiled several strategic initiatives including an investment into RXR Realty, a private real estate company focused on New York City and the tri-state area.

•	Satellite operator SES’ shares rallied during the early part of the calendar year as investors began to appreciate the company’s ability to generate strong cash flow and the defensive nature of its business provided a relative sense of stability in a choppy market. Following a disappointing 2013, SES appears set to resume its steady mid-single-digit top line growth model in 2014.

•	An improving outlook for truckload freight transport has led to a strong performance for shares of Marten Transport, one of the largest truckload carriers focused on the temperature controlled market. Additionally, Marten’s business transformation from a long haul focus to a more regional model has resulted in solid improvement in asset utilization, better yields, and reduced deadhead miles. These factors bode well for the shares, in our view, as the stock trades at attractive levels relative to its peers.

•	There were several events over the first half of the fiscal year that contributed to the strong performance in Teva Pharmaceuticals shares – activist shareholders have taken an interest in the company, Teva has been the subject of merger and acquisition (M&A) speculation in the sector, and the CEO was replaced in early February by a well-regarded turnaround specialist. In addition, the underlying business has held up a bit better than expected.

GNC Holdings, Pier 1 Imports, J.M. Smucker, Corrections Corporation of America , and Dawson Geophysical had the largest adverse impact on the performance of the Fund over the fiscal half year.

•	GNC Holdings shares had a poor start to the year as the underlying business stalled as we exited 2013 and it continued into the early part of 2014. Weather was one of the factors contributing to the disappointing performance but there are still some concerns that

Alpine Accelerating Dividend Fund (continued)

the issues may be more ongoing in nature. The shares were also hit by headlines about the safety of some of the products sold in their stores.

•	Retailer Pier 1 had a difficult start to the year. After posting solid results in mid-December, the company was hit by the weather-related issues that had an impact on much of the retail landscape. This caused management to take down its expectations three times during the first quarter. Given the multiple revisions, investors became concerned that there may be more issues in the underlying business. Housing-related names were also weak in the period as housing data experienced some slowing in the period.

•	Like many of its branded food peers, the JM Smucker Company has struggled to grow volumes given a difficult consumer spending environment. In addition, sales of its coffee K-Cups have slowed dramatically as new entrants into the market have vastly increased competition. Finally, given its large exposure to packaged coffee segment through its Folgers brand, investor sentiment has soured for the shares as prices for green coffee beans have surged due to the ongoing drought in Brazil.

•	Shares of Corrections Corp of America (CXW), an operator of prisons for state and federal government, suffered from uncertainty about the future of the California corrections market, one of its largest markets. A string of delays throughout 2013 eventually ended with a disappointing judicial decision in February 2014 that granted the state an additional two years to comply with laws meant to reduce overcrowding in prisons. With the ruling, CXW lost the opportunity to fill out-of-state beds with California inmates.

•	A stretch of bad weather this past winter as well as some operational hiccups has caused Dawson Geophysical to report a string of weaker than expected quarterly results. Additionally, the company is contending with a still challenging environment for its onshore seismic data acquisition service offering. Despite the recent challenges, we remain bullish on Dawson’s long-term prospects given its investment in cutting edge equipment and its strong balance sheet.

SUMMARY & OUTLOOK

As we look toward the balance of 2014, we see a market environment that remains fairly uncertain. The U.S. continues to grow below trend while contending with a partisan environment in Washington D.C. In December 2013, the Fed announced its intention to begin to taper its quantitative easing (QE3) program, and the market continues to grapple with the consequences of the Fed’s actions on all corners from Treasury yields to emerging market equities. In Europe, growth continued to be sluggish and the specter of deflation cannot be overlooked. Indeed, the European Central Bank continued to strike a dovish tone with its commitment to accommodative short rates for as long as needed to stimulate the economy and combat inflation deemed to be too low. Emerging markets (EM) appear to be undergoing a difficult transition from a world awash in liquidity to one where liquidity isn’t quite so abundant, although investment flows continue to create upside and downside volatility in the various EM equity markets. This macro backdrop together with our view that equity market valuations are fairly robust, lead us to continue to take a more conservative investment stance.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on what we view as quality companies with strong balance sheets that have a demonstrated track record of increasing and/or accelerating dividends. In addition, we remain on the lookout for stocks with the potential to initiate, grow, or accelerate their dividends over time. Although this strategy may lag behind the market in periods of robust returns, we believe it provides a more attractive risk/return profile over the long run. In conclusion, similar to the stocks in which we seek to invest, the Fund aims to provide a steadily rising distribution to its investors.

We thank our shareholders for their support.

Sincerely,

Bryan Keane
Andrew Kohl
Portfolio Managers

Alpine Accelerating Dividend Fund (continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Alpine Accelerating Dividend Fund (continued)

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Financial Services Fund

Comparative Annualized Returns as of 4/30/14 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Financial Services Fund — Institutional Class	10.83%	28.89%	12.76%	21.00%	9.06%
Alpine Financial Services Fund — Class A (Without Load)	10.60%	28.46%	N/A	N/A	32.72%
Alpine Financial Services Fund — Class A (With Load)	4.54%	21.34%	N/A	N/A	29.55%
KBW Bank Index	7.56%	22.65%	12.16%	17.76%	-1.84%
NASDAQ Financial-100 Total Return Index	3.16%	19.33%	12.27%	14.02%	2.82%
S&P 500® Index	8.35%	20.43%	13.82%	19.13%	7.64%
Lipper Financial Services Funds Average(3)	5.46%	19.41%	11.43%	15.54%	1.16%
Lipper Financial Services Funds Ranking(3)	N/A(4)	6/80	29/74	4/67	1/52
Gross Expense Ratio (Institutional Class): 1.85%(5)
Net Expense Ratio (Institutional Class): 1.48%(5)
Gross Expense Ratio (Class A): 2.10%(5)
Net Expense Ratio (Class A): 1.73%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 1, 2005 and Class A shares commenced on December 30, 2011. Returns for indices are since November 1, 2005.
(3)	The since inception data represents the period beginning November 3, 2005 (Institutional Class only).
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The NASDAQ Financial-100 Total Return Index includes 100 of the largest domestic and international financial securities listed on the NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The KBW Bank Index, the NASDAQ Financial-100 Total Return Index, the S&P 500® Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Alpine Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Financial Services Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers, and there is no assurance that the Fund can replicate this performance in the future or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Financial Services Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1	.	Lloyds Banking Group PLC	3.81%
2	.	PennyMac Financial Services,
		Inc.-Class A	3.30%
3	.	Ally Financial, Inc.	2.64%
4	.	Banco de Chile-ADR	2.58%
5	.	Citigroup, Inc.	1.91%
6	.	NorthStar Realty Finance Corp.	1.71%
7	.	United Insurance Holdings Corp.	1.70%
8	.	Hudson Pacific Properties, Inc.	1.32%
9	.	Fortress Investment Group
		LLC-Class A	1.32%
10	.	La Quinta Holdings, Inc.	1.26%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Financial Services Fund (continued)

Commentary

The Alpine Financial Services Fund generated a 10.83% total return for the six months ended April 30, 2014. This compares to the Fund’s benchmarks which showed total returns of 3.16% for the NASDAQ Financial 100 Total Return Index and 7.56% for the KBW Bank Index during the same period. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

SEMI-ANNUAL IN REVIEW

After a strong finish to calendar 2013, the U.S. equity markets got off to a weak start in 2014. Uncertainty about the economic recovery contributed to the weakness. There was a mixture of both strong and weak economic data reported. Economists blamed the harsh winter weather for the disappointing data, while the strong economic data caused the acceleration of Federal Reserve tapering. Among the international markets, some of the best performing areas in 2014 included the European markets. Investor confidence in the European Central Bank’s ability to stabilize the region through an accommodative monetary policy contributed to an inflow of funds into these markets. In the Asia/Pacific region, Indonesia and the Philippines were among the best performing stock markets, while economic concerns have caused the China and Japan markets to underperform. In Latin America, there appears to be some interest by international investors to selectively re-enter the region.

Economic outlook is a contributing factor to the performance of financial stocks. During the first part of the semi-annual period, a positive outlook for U.S. economic growth drove government bond yields higher. These higher yields, combined with the belief that stronger economic growth would lead to an increase in loan demand, aided bank stocks in the first half of the six month period. Then as the economy began to wane, bond yields fell as did loan growth expectations. This led to weak bank stock performance in the second half of the six month period. Internationally, improved investor confidence toward the Eurozone contributed to strong stock performance among some banks located in the peripheral countries. Economic concerns in China and Japan contributed to an underperformance of financial stocks in those countries.

CONTRIBUTING STOCKS

The top five stocks contributing to the Fund’s performance during the first six months of fiscal 2014 were NorthStar Realty Finance Corp., Carolina Trust Bank,

First Business Financial Services, United Insurance Holdings Corp., and Blackstone Group L.P.

•	NorthStar Realty Finance Corp. is a diversified commercial real estate and asset management company. The stock price reacted well to the announced spin-off of the Company’s asset management business into a separate public entity.

•	Carolina Trust Bank is a $267 million in assets bank located in Lincolnton, North Carolina. After reporting an annual loss in 2013, the Bank returned to profitability in the first quarter of 2014.

•	First Business Financial Services, Inc. is a bank with $1.3 billion in assets headquartered in Madison, Wisconsin. The company’s lean no retail branch distribution strategy has contributed an above peer return on equity. This has allowed the Bank to increase their cash dividend by 50% this year while also steadily growing book value.

•	United Insurance Holdings Corp. is a property and casualty insurance company headquartered in Saint Petersburg, Florida. Better than expected earnings and a well-received capital raise aided the stock advance this period.

•	Blackstone Group L.P. is an alternative asset management firm. The company has been successful in growing their assets under management. This growth combined with an increase in performance based management fees bolstered the stock performance this period.

The five stocks detracting the most from the Fund’s performance during the first six months of fiscal 2014 were Medallion Financial Corp., Fireye, Inc., Noah Holdings Ltd., PennyMac Financial Services, Inc., and Fortress Investment Group LLC.

•	Medallion Financial Corp. is a specialty finance company. The stock declined on disappointing earnings and a dilutive equity offering.

•	Fireye, Inc. is a provider of cybersecurity software. After their equity offering, the stock got caught up in the sell-off of technology growth stocks. Given the heightened attention by regulators within the financial industry along with more frequent cyber-attacks reported in other industries, we expect the demand for this type of product to grow significantly.

•	Noah Holdings Ltd. is a wealth management firm located in China. Concern over the country’s

Alpine Financial Services Fund (continued)

economic growth prospects weighed on the stock’s performance.

•	PennyMac Financial Services, Inc. is a specialty financial services company. A stock offering late in the period contributed to the underperformance.

•	Fortress Investment Group LLC is a diversified global investment management firm. The weak capital markets during the first part of 2014 have caused analysts to reduce their estimates for the Firm’s performance fees this year.

The Fund has participated in Initial Public Offerings (“IPO’s”) both within and outside of the financial sector. The Fund’s trading in IPO’s had a positive impact on the Fund’s return for the reporting period. We cannot predict whether there will be more IPO’s that meet our investment standards, or that we will be able to participate and benefit from them, but we will continue to search.

We also continued to find value in the Secondary Offerings in the financial sector. As a result, the Fund has been an active participant in these offerings and they have contributed to the Fund’s return for the period. Similar to the IPO’s, we cannot predict whether these offerings will continue to exist, but provided the market offers what we believe to be attractively-priced Secondary Offerings, the Fund will continue to participate in them.

We had significant net inflows to the Fund during the period and, as a result, maintained large cash positions that had a detrimental effect on the Fund’s total return for the period.

SUMMARY & OUTLOOK

The steady but slow growing economy is hampering bank profitability. Quality loan demand is modest and, combined with low interest rates, has led to reduced net interest margins for the industry. Helping offset some of the reduced spread income has been an improvement in asset quality which allows credit costs to decline. Also, with balance sheet growth weak, banks have been looking for ways to reduce overhead through improved efficiency. But until the growth rate for the economy strengthens it will be a challenge for banks to significantly increase their return on equity. This is a reason why more banks are considering acquisitions as a way of augmenting their organic growth and potentially achieving higher profitability. During the semi-annual period, the Fund had holdings in four companies which signed merger agreements. Community National Bank of the Lakeway Area plans to merger with Trisummit Bank, Jefferson Bancshares signed a merger agreement with HomeTrust Bancshares, North Valley Bancorp will become part of Trico Bancshares and OmniAmerican Bancorp announced their intent to be acquired by Southside Bancshares. We believe the banking industry may be in the early stage of a multi-year consolidation cycle. Over 200 mergers were announced in each of the last two years. In the last cycle, which began after the thrift crisis, the number of annual deals reached over 500. While we don’t know if the pace of deals can reach 500 per year, we believe the volume of mergers could accelerate from the current level.

Under the assumption that economic growth will strengthen in the second half of the year, we believe the capital markets could also improve. Based in this projection, we continue to like the exchange stocks. In a better economic environment, we expect to see greater investor participation in the capital markets. If this were to happen, trading volumes should increase which would translate into higher revenue for the exchange companies. Greater investor participation should also benefit asset managers. If investor confidence in the market improves there could be a flow of funds from money market funds into equity funds which carry a higher management fee.

From a regional basis, we still prefer U.S. financial companies. But as economic growth and fiscal stability start to spread to other countries we are being more constructive on a selective basis internationally.

We look forward to updating you on future results and would like to thank you for your ongoing support.

Sincerely,

Peter Kovalski
Stephen A. Lieber
Portfolio Managers

Alpine Financial Services Fund (continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Financial Services Industry Concentration Risk – The Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Alpine Financial Services Fund (continued)

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Small Cap Fund(1)

Comparative Annualized Returns as of 4/30/14 (Unaudited)
	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Small Cap Fund — Institutional Class	4.07%	17.05%	7.46%	21.03%	5.89%
Alpine Small Cap Fund — Class A (Without Load)	3.88%	16.72%	N/A	N/A	17.20%
Alpine Small Cap Fund — Class A (With Load)	-1.87%	10.34%	N/A	N/A	14.40%
Russell 2000® Index	3.08%	20.50%	10.74%	19.84%	7.57%
Russell 3000® Index	7.83%	20.78%	13.54%	19.54%	7.72%
Russell 2000® Growth Index	1.27%	21.46%	10.33%	20.50%	8.67%
S&P 500® Index	8.35%	20.43%	13.82%	19.13%	7.48%
Lipper Small-Cap Core Funds Average(4)	4.39%	21.42%	10.67%	19.73%	7.89%
Lipper Small-Cap Core Funds Ranking(4)	N/A(5)	670/737	593/658	150/584	397/445
Gross Expense Ratio (Institutional Class): 1.80%(6)
Net Expense Ratio (Institutional Class): 1.35%(6)
Gross Expense Ratio (Class A): 2.05%(6)
Net Expense Ratio (Class A): 1.60%(6)

(1)	Effective March 31, 2014 the Fund’s name, strategy and portfolio managers were changed. The investment objective remains the same. The Fund was formerly known as Alpine Innovators Fund.
(2)	Not annualized.
(3)	Institutional Class shares commenced on July 11, 2006 and Class A shares commenced on December 30, 2011. Returns for indices are since July 11, 2006.
(4)	The since inception data represents the period beginning July 13, 2006 (Institutional Class only).
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Small-Cap Core Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000® Index, Russell 3000® Index, the Russell 2000® Growth Index, the S&P 500® Index and the Lipper Small-Cap Core Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Small-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Small Cap Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Small Cap Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary Offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Small Cap Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1	.	Lannett Co., Inc.	3.80%
2	.	Nexstar Broadcasting Group,
		Inc.-Class A	3.74%
3	.	Canadian Energy Services &
		Technology Corp.	3.62%
4	.	National Research Corp.-Class B	3.48%
5	.	Akorn, Inc.	3.37%
6	.	Paramount Resources, Ltd.-Class A	3.33%
7	.	Applied Optoelectronics, Inc.	3.21%
8	.	Applied Micro Circuits Corp.	3.13%
9	.	Natus Medical, Inc.	3.12%
10	.	Aegean Marine Petroleum
		Network, Inc.	3.08%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Effective March 31, 2014 the Fund’s name, strategy and portfolio managers were changed. The investment objective remains the same. The Fund was formerly known as Alpine Innovators Fund.

Alpine Small Cap Fund (continued)

Commentary

Effective March 31, 2014, the Alpine Innovators Fund changed its name to Alpine Small Cap Fund. Consistent with this change, the Fund’s investment strategy has been modified effective March 31, 2014 so that, under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small capitalization companies. Also effective March 31, 2014, Michael Smith and Peter Belton became the Fund’s portfolio managers. This letter marks the transition between the managers as we discuss performance and stocks in the Fund over the six month period ending April 30, 2014. In March, the Fund went through a transition period as positions were migrated into the revised strategy.

The portfolio return for the Fund for the six month period ending April 30, 2014 was 4.07% compared with the Russell 3000® Index at 7.83% and the Russell 2000® Index at 3.08%. The Russell 2000® Index became the primary benchmark for the Fund effective March 31, 2014, as we believe it is a more appropriate comparison with the revised strategy. Investment results for the first half of fiscal year 2014 reflect a blend of the positions held prior to the change and positions held at the end of the period. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

The five top and bottom performers also reflect a blend of the stocks held between the two portfolios, as some of the stocks were transitioned out due to market cap size being inconsistent with a small cap investment strategy.

The top five stocks based on contribution to the Fund’s total return during the six months ended April 30, 2014, were Priceline Group, Paramount Resources, Hydrogenics Corporation, Hexagon Composites and Google.

Priceline continued to gain market share in the hotel reservations field, open new geographies and attract new consumers.

Paramount Resources is a Canadian exploration and production company with extensive assets in the Montney and Duvernay fields in Canada.

Hydrogenics provides hydrogen fuel cells for stationary and mobile power applications as well as energy storage. The company had a large number of contract awards in a short period of time. As the stock appreciated quickly, we exited the position. We will continue to review its valuation and monitor their progress.

Hexagon Composites produces tanks for compressed natural gas storage suitable for transportation markets

(trucks) as well as field storage for compressed natural gas. Both product lines have been growing as natural gas has been gaining ground as a fuel for transportation markets – over 60% of all refuse trucks now run on natural gas and buses as well as other vocational trucks, increasingly look at natural gas as a cleaner and cheaper fuel source than diesel.

Google continued to dominate the search engine space.

Gigamon Inc., ANSYS, Inc., Medivation, Inc., Applied Optoelectronics, Inc., and CTS Corporation were the stocks that had the largest adverse impact on the performance of the Fund over the first half of this fiscal year.

Gigamon, Inc., a designer of networking products and solutions, had a negative earnings pre-announcement.

ANSYS, Inc., a maker of software solutions for design analysis, missed revenue expectations.

Medivation, a developer of early stage biomedical technologies, missed analyst expectations and reduced estimates for the second quarter.

Applied Optoelectronics, Inc., which makes advanced optical semiconductor devices for the fiber optic communication markets, raised research and development spending and suffered from the perception that growth in their cable markets had slowed.

CTS Corp. designs and manufactures electronic components and custom electronic assemblies for communications, auto and computer end markets. The company missed earnings expectations for the first quarter of 2014.

While calendar year 2013 ended on a good note for U.S. equities with the S&P 500® Index reaching new highs, the start of calendar year 2014 was a bit volatile, as equities gave up some performance rather quickly in February. Concern over the transition in both leadership and policy at the Federal Reserve (Fed) was again back in the headlines as financial markets worried over the Fed tapering their bond buying program. After some volatility in stocks in the first quarter of 2014, we have been experiencing a string of new highs in U.S. and European equity indices. While financial markets have recovered, economies worldwide are still struggling to grow at pre-crisis levels possibly creating the backdrop for further volatility.

Alpine Small Cap Fund (continued)

Small cap stocks, in particular, were weak in April, as the small cap indices saw similar volatility to the equity markets in general but did not see the quick recovery of the larger cap indices such as the S&P 500® and the Russell 3000®.

Sincerely,

Stephen A. Lieber
Sarah Hunt

Portfolio Managers - Alpine Innovators Fund
(Until March 31, 2014)

Michael Smith
Peter Belton

Portfolio Managers - Alpine Small Cap Fund
(Since March 31, 2014)

Alpine Small Cap Fund (continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The fund is subject to risks, which currently including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Alpine Small Cap Fund (continued)

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Small Capitalization Company Risk – Securities of small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses. By combining both growth and value styles, the Adviser seeks to diversify these risks and lower the volatility, but there is no assurance that this strategy will achieve that result.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Transformations Fund

Comparative Annualized Returns as of 4/30/14 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Transformations Fund — Institutional Class	9.75%	31.74%	8.62%	23.46%	8.61%
Alpine Transformations Fund — Class A (Without Load)	9.60%	31.36%	N/A	N/A	18.41%
Alpine Transformations Fund — Class A (With Load)	3.56%	24.16%	N/A	N/A	15.59%
Russell 3000® Index	7.83%	20.78%	13.54%	19.54%	6.60%
Russell 2000® Value Index	4.97%	19.61%	11.16%	19.13%	7.48%
S&P 500® Index	8.35%	20.43%	13.82%	19.13%	6.21%
S&P MidCap 400® Index	5.93%	18.58%	11.76%	21.06%	9.04%
Lipper Multi-Cap Growth Funds Average(3)	4.71%	20.65%	11.01%	18.30%	5.74%
Lipper Multi-Cap Growth Funds Ranking(3)	N/A(4)	1/535	378/460	8/401	38/363
Gross Expense Ratio (Institutional Class): 2.24%(5)
Net Expense Ratio (Institutional Class): 1.35%(5)
Gross Expense Ratio (Class A): 2.49%(5)
Net Expense Ratio (Class A): 1.60%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on December 31, 2007 and Class A shares commenced on December 30, 2011. Returns for indices are since December 31, 2007.
(3)	Institutional Class only.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The S&P MidCap 400® Index is a float-adjusted market capitalization-weighted index of 400 medium-capitalization domestic stocks chosen for market size, liquidity, and industry group representation. The Lipper Multi-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 3000® Index, the Russell 2000® Value Index, the S&P 500® Index, the S&P MidCap 400® Index and the Lipper Multi-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Multi-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Transformations Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Transformations Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1	.	priceline.com, Inc.	5.81%
2	.	Snap-on, Inc.	4.37%
3	.	Garmin, Ltd.	3.58%
4	.	Deluxe Corp.	3.45%
5	.	Apple, Inc.	2.96%
6	.	Cray, Inc.	2.79%
7	.	Eastman Chemical Co.	2.73%
8	.	Hexagon Composites ASA	2.64%
9	.	Clariant AG	2.47%
10	.	AMERCO	2.20%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Transformations Fund (continued)

Commentary

The portfolio return for Alpine Transformations Fund for the six months ending April 30, 2014 was 9.75% compared with the Russell 3000® Index at 7.83% and the S&P 500® Index at 8.35%. Investment results for the first half of fiscal year 2014 reflect a strong equity market as well as favorable returns for the industrials, consumer discretionary and information technology sectors, which were well represented in the Fund. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

We continue to believe that there is opportunity to find managements that are transforming their industries, their companies or their markets. The stock market recovery over the last five years has been impressive, even as economies struggle to regain the growth rates prior to the economic crisis of 2008. While there is much debate over the valuation of the financial markets, a recovery and U.S. equity indices reaching new highs suggests that individual stock selection will continue to remain an important key to fund performance. In this environment, carefully searching out corporate transformation and looking for managements that can successfully implement strategic changes should, we believe, prove to be a sound strategy.

Investment changes since the end of fiscal year 2013 (ended Oct 31) highlight some of the opportunities we have found recently. Among recent additions is Navistar, which after experiencing market share loss and financial difficulties due to problems with proprietary engines for their heavy duty trucks, went back to using Cummins engines and has now started to recover. Hexagon Composites and Scorpio Tankers are both companies looking to address new markets, Hexagon with composite tanks for natural gas engines and Scorpio with a portfolio of eco-friendly tankers for the liquid products markets. The Fund also invested in companies that added new technology and products to their portfolios such as Oceaneering, which caters to the subsea oil and gas markets and Applied Optoelectronics, which is used to bring fiber optics to the home. These are a few examples of the types of companies we look for in making investments for the Alpine Transformations Fund. We realize that transformation is not always a smooth process, and there can be volatility as investors and markets react to the changes a company is trying to achieve. For this reason we often hold companies for long periods of time as we continue to monitor the success of the changes and strategies being pursued.

The top five stocks contributing to the Fund’s performance during the six months ended April 30, 2014, based on contribution to total return were Hexagon Composites, Hydrogenics Corporation, Synaptics, Inc., Priceline, and Helen of Troy.

Hexagon Composites produces tanks for compressed natural gas storage suitable for transportation markets (trucks) as well as field storage for compressed natural gas, both product lines have been growing as natural gas has gained ground as a fuel for transportation markets – over 60% of all refuse trucks now run on natural gas. Busses, as well as other vocational trucks, increasingly look at natural gas as a cleaner and cheaper fuel source than diesel.

Hydrogenics provides hydrogen fuel cells for stationary and mobile power applications as well as energy storage. The company had a large number of contract awards in a short period of time, the stock appreciated quickly and we exited the position. We will continue to review its valuation and monitor their progress.

Synaptics continues to introduce new technologies for mobile computing and communication devices, including the touch-sensitive pad.

Priceline has continued to gain market share, open new geographies and attract new consumers.

Helen of Troy has made several transformational acquisitions, adding product lines and name brands like Oxo to its consumer product lines.

Zeltiq, Mitek Systems, Chart Industries, Protolabs, and Scorpio Tankers are the stocks that had the largest adverse impact on the performance of the Fund over the first half of this fiscal year.

Zeltiq is introducing new technology using machines that perform “coolsculpting” to compete with liposuction. As with many potentially revolutionary technologies the roll out has not been smooth, but we believe the technology has merit.

Mitek Systems continues to have competitive issues within the back office payments space.

Chart Industries has been hurt by slower than anticipated sales of liquid natural gas transportation technology in the U.S. While still experiencing growth in China, Chart has experienced some unevenness in demand and has reduced earnings estimates for calendar year 2014.

Alpine Transformations Fund (continued)

Protolabs is a company that uses 3D printing to make proto-types and small batch runs of parts for their customers. The valuations of companies in this area have fallen and while we had reduced exposure to Protolabs in November, our remaining position experienced a negative performance.

While calendar year 2013 ended on a good note for U.S. equities with the S&P 500® Index reaching new highs, the start of calendar 2014 was a bit volatile, as equities gave up some performance rather quickly in February. Concern over the transition in both leadership and policy at the Federal Reserve was again back in the headlines as financial markets worried over the Fed tapering their bond buying program. After some volatility in stocks in the first quarter of 2014, we have been experiencing a string of new highs in U.S. and European equity indices. While financial markets have recovered, economies worldwide are still struggling to grow at pre-crisis levels possibly creating the backdrop for further volatility.

We continue to see opportunity and value in companies that are undergoing a transformation, whether by exiting or adding products, changing geographical reach, inventing new ways to do business or any other type of transformation.

Sincerely,

Stephen A. Lieber
Sarah Hunt
Portfolio Managers

Alpine Transformations Fund (continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Alpine Transformations Fund (continued)

“Special Situations” Companies Risk – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Transformation Risk – The Adviser seeks to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation. No assurance can be made that these transformations will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Foundation Fund

Comparative Annualized Returns as of 4/30/14 (Unaudited)

	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Foundation Fund — Institutional Class	5.98%	7.51%	6.78%	12.00%	4.75%	5.38%
Alpine Foundation Fund — Class A (Without Load)	5.87%	7.27%	N/A	N/A	N/A	10.99%
Alpine Foundation Fund — Class A (With Load)	0.02%	1.38%	N/A	N/A	N/A	8.32%
S&P 500® Index	8.35%	20.43%	13.82%	19.13%	7.67%	5.16%
Custom Balanced Benchmark	5.74%	11.86%	9.86%	13.51%	6.81%	5.49%
Lipper Mixed-Asset Target Allocation Growth Funds Average(3)	5.02%	12.11%	7.95%	13.79%	6.45%	5.04%
Lipper Mixed-Asset Target Allocation Growth Funds Ranking(3)	N/A (4)	556/579	398/521	423/484	290/310	77/197
Gross Expense Ratio (Institutional Class): 1.33%(5)
Net Expense Ratio (Institutional Class): 1.33%(5)
Gross Expense Ratio (Class A): 1.58%(5)
Net Expense Ratio (Class A): 1.58%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on June 7, 2001 and Class A shares commenced on December 30, 2011. Returns for indices are since June 7, 2001.
(3)	Institutional Class only.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Custom Balanced Benchmark reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index, which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities. The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Mixed-Asset Target Allocation Growth Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Foundation Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Foundation Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Foundation Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1	.	U.S. Treasury Bonds, 6.00,
		02/15/2026	10.28%
2	.	U.S. Treasury Bonds, 5.25,
		11/15/2028	6.53%
3	.	Simon Property Group, Inc.	4.06%
4	.	U.S. Treasury Bonds, 3.00,
		05/15/2042	3.58%
5	.	JPMorgan Chase & Co.	3.30%
6	.	Johnson & Johnson	3.15%
7	.	General Electric Co.	2.60%
8	.	International Business Machines Corp.	2.54%
9	.	CBL & Associates Properties, Inc.	2.35%
10	.	Boston Properties, Inc.	1.97%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Foundation Fund (continued)

Commentary

The Alpine Foundation Fund shares were up 5.98% in the first half of fiscal year 2014 ended April 30, 2014 compared to the Custom Balanced Benchmark’s increase of 5.74% and the Lipper Mixed-Asset Target Allocation Growth Funds Average of 5.02%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

U.S. equity markets rose for the first half of the fiscal year ended April 30, 2014 with the S&P 500® Index posting an 8.35% total return for the period. The last two months of the calendar year 2013 continued the impressive gains for the overall stock market capping a 2013 year where the S&P 500® Index rose more than 32%. However, stocks did not start the calendar year 2014 off strongly and dropped nearly 6% through the beginning of February. In addition to profit taking after a multi-year bull market for stocks, some of the downdraft could also be attributable to earnings reports of a number of “high-expectation” companies coming in lower than expected, perceived slower growth in the Chinese economy, and weakness in emerging market equities. The Federal Reserve, while still historically accommodative from a monetary policy standpoint, continued to decrease the amount of its monthly quantitative easing (QE) purchases, putting further monetary tightening fears into markets both in the U.S. and abroad as the new Federal Reserve Governor attempted to back away from its massive QE purchasing program in an orderly fashion and minimize a negative market impact. By early February 2014, investors became increasingly pleased with newly released economic data and corporate profit reports that indicated the difficult winter weather had less of a negative impact on corporate earnings and the overall economy than many had feared. The Federal Reserve also strenuously reiterated its commitment to low short term interest rates for the foreseeable future in order to support further economic growth and job creation. Stocks ended the period near all-time highs and 10-year U.S. Treasury bond yields ended the period near their lows for the first half of the fiscal year.

The top five stocks by contribution to performance were Real Estate Investment Trusts (REITs) Simon Property Group and Boston Properties, global financial services company JPMorgan Chase & Co., healthcare company Johnson & Johnson, and another financial services company Bank of America Corp. The top five detractors from performance were REIT CBL & Associates, utility FirstEnergy Corp., financial services company Medallion Financial Corp., Swedish telecom company Teliasonera AB and supermarket chain Weis Markets, Inc. The Fund owned shares of Bank America from the beginning of the period until early March 2014, after having risen 24.3%, when the shares were sold in their entirety. Since that time, Bank of America shares declined 13% through the end of April making our sale a timely one. Shares of utility operator First Energy detracted from the Fund’s performance for the period as it reported sub-par operating performance and profitability. The shares decreased 19.0% through early March when we sold our position in its entirety.

Although economic data from many aspects of the economy suggest the U.S. recovery is on track to grow gross domestic product and reduce unemployment, and stock indices flirt with all-time highs, the latest global geopolitical factor regarding Ukraine and Russia has been added to the list of external events that could impact share prices and increase market volatility going forward. We have also become increasingly concerned that the valuation levels of some stocks have grown extended. We worry the market has entered a period of “buyer capitulation” where investors in a rush to own stocks may be giving short attention to valuation levels in relationship to underlying fundamentals. While the shares of many companies with lofty valuations have in fact weakened in 2014, we sense there is more to go on their downside. While we are a bit more cautious on stocks, we believe many opportunities continue to present themselves to purchase quality stocks with historically high dividend yields, relatively low payout ratios, solid balance sheets and cash flow generation, and a history of raising their dividends.

Sincerely,

Mark T. Spellman
Stephen A. Lieber
Portfolio Managers

Alpine Foundation Fund (continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Alpine Foundation Fund (continued)

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

“Special Situations” Companies Risk – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

U.S. Government Securities Risk – U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Please refer to pages 3-5 for other important disclosures and definitions.

Fixed Income Manager Reports

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

Alpine High Yield Managed Duration Municipal Fund

Alpine Ultra Short Tax Optimized Income Fund

Comparative Annualized Returns as of 4/30/14 (Unaudited)
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Ultra Short Tax Optimized Income Fund — Institutional Class	0.39%	0.56%	0.94%	1.32%	2.32%	2.49%
Alpine Ultra Short Tax Optimized Income Fund — Institutional Class (Pre-liquidation, After-tax)	0.39%	0.56%	0.94%	1.31%	2.18%	2.28%
Alpine Ultra Short Tax Optimized Income Fund — Institutional Class (Post-liquidation, After-tax)	0.35%	0.56%	0.93%	1.31%	2.20%	2.27%
Alpine Ultra Short Tax Optimized Income Fund — Class A	0.17%	0.21%	0.66%	1.06%	2.11%	2.02%
Alpine Ultra Short Tax Optimized Income Fund — Class A (Pre-liquidation, After-tax)	0.17%	0.21%	0.66%	1.06%	1.97%	1.88%
Alpine Ultra Short Tax Optimized Income Fund — Class A (Post-liquidation, After-tax)	0.17%	0.26%	0.66%	1.05%	1.98%	1.92%
Barclays 1 Year Municipal Bond Index	0.45%	0.78%	0.94%	1.31%	2.24%	2.20%
Lipper Short Municipal Debt Funds Average(3)	0.56%	0.23%	1.40%	1.80%	2.07%	1.99%
Lipper Short Municipal Debt Funds Ranking — Institutional Class(3)	N/A(4)	25/95	58/85	42/65	18/48	10/38
Gross Expense Ratio (Institutional Class): 0.89%(5)
Net Expense Ratio (Institutional Class): 0.70%(5)
Gross Expense Ratio (Class A): 1.14%(5)
Net Expense Ratio (Class A): 0.95%(5)

(1)	Not annualized.
(2)	Institutional Class shares commenced on December 5, 2002 and Class A shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(3)	The since inception data represents the period beginning December 31, 2002.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Tax Optimized Income Fund - Class A began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after October 12, 2007 reflect the sales charge.

The after-tax performance figures reflect a tax rate of 35% and the Medicare tax of 3.8%.

The Barclays 1 Year Municipal Bond Index is the 1-year component of the Municipal Bond Index. The Barclays 1 Year Municipal Bond Index is a rules-based, market value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Ultra Short Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Ultra Short Tax Optimized Income Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine Ultra Short Tax Optimized Income Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine Ultra Short Tax Optimized Income Fund (continued)

Alpine Ultra Short Tax Optimized Income Fund vs. Peer Performance (Unaudited)

*	The Class A Return for 2004 is from 3/30/2004 (inception) — 12/31/2004

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Virginia Capital Beltway Funding Corp., Hot Lanes, 1.00, 12/31/2047 (Putable on 05/01/2014)	6.27%
2.	Mississippi Business Finance Corp. Revenue, PSL-North America LLC Project, 2.65%, 11/01/2032 (Putable on 05/01/2014)	6.06%
3.	Chicago Board of Education, 0.901%, 12/01/2034 (Putable on 05/01/2014)	5.66%
4.	Indiana Finance Authority, Multifamily HSG Revenue, 1.00%, 10/26/2017 (Putable on 05/01/2014)	5.33%
5.	Arizona Phoenix Industrial Development Authority Solid Waste Revenue, Republic Services, Inc. Project, 0.53%, 12/01/2035 (Putable on 05/03/2014)	3.52%
6.	New Jersey Economic Development Authority Revenue, Port Newark Container Terminal LLC Project, 1.00%, 07/01/2030 (Putable on 05/07/2014)	3.24%
7.	Florida Miami-Dade County Expressway Authority Toll System Revenue, 0.63%, 05/20/2029 (Putable on 05/01/2014)	3.04%
8.	New York Rockland County, Revenue Anticipation Notes, 1.75%, 06/27/2014	2.81%
9.	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project, 1.10%, 02/01/2029 (Putable on 05/01/2014)	2.67%
10.	New York Suffolk County, Tax Anticipation Notes, 1.50%, 08/14/2014	2.50%

*	Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

(1)	Amount is less than 0.05%.

Alpine Ultra Short Tax Optimized Income Fund (continued)

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Credit Quality Allocation (As of 4/30/2014)

AAA	0.75%
AA	16.35%
A	26.05%
BBB	27.19%
BB	8.81%
B	0.88%
Not Rated	19.97%

Bond Credit Quality-Reflects the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 4/30/14 (Unaudited)
						Since Inception
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	(12/5/02)
Alpine Municipal Money Market Fund — Investor Class	0.01%	0.03%	0.07%	0.18%	1.43%	1.38%
Lipper Tax-Exempt Money Market Funds Average(2)	0.01%	0.02%	0.02%	0.03%	1.02%	0.98%
Lipper Tax-Exempt Money Market Funds Ranking(2)	N/A(3)	16/87	1/85	1/80	1/58	1/50
Alpine Municipal Money Market Fund — Investor
Class, 7-day effective yield (as of 4/30/14): 0.05%
Expense Ratio: 0.57%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 12/31/2002.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated February 28, 2014.
Note, the yield more closely reflects the current earnings of the Alpine Municipal Money Market Fund than the total return.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 1-888-785-5578 or visiting www.AlpineFunds.com.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal alternative minimum tax for certain investors.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Tax-Exempt Money Market Funds Average reflects fees charged by the underlying funds. Lipper Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Alpine Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Adviser has voluntarily waived a portion of the expenses for the Alpine Municipal Money Market Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings*(Unaudited)
1.	Illinois Deutsche Bank Spears/Lifers Trust, Various States Gold, 0.22%, 01/01/2029 (Putable on 05/07/2014)	5.46%
2.	Tennessee Hendersonville Industrial Development Board, 0.24%, 05/01/2036 (Putable on 05/07/2014)	5.14%
3.	Texas Jefferson County Industrial Development Corp. Revenue, Jefferson Refinery LLC, 0.60%, 12/01/2040 (Putable on 07/15/2014)	5.00%
4.	North Carolina Davidson County Industrial Facilities & Pollution Control Financing Authority Revenue, Dieboid, Inc., 0.35%, 06/01/2017 (Putable on 05/07/2014)	4.87%
5.	Texas Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal Revenue, Flint Hills Resources LP, West Plant Project, 0.11%, 07/01/2029 (Putable on 05/07/2014)	4.59%
6.	Michigan Strategic Fund Limited Obligation Revenue, Glastender, Inc., 0.20%, 11/01/2023 (Putable on 05/07/2014)	4.01%
7.	Michigan Strategic Fund Limited Obligation Revenue, Sacred Heart Rehabilitation Center, 0.24%, 03/01/2037 (Putable on 05/07/2014)	3.60%
8.	Kentucky Kenton County Airport Board, Special Facilities Revenue, FlightSafety International, Inc. Project, 0.13%, 06/01/2021 (Putable on 05/07/2014)	3.43%
9.	Louisiana Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project, 0.50%, 03/15/2025 (Putable on 03/15/2015)	3.43%
10.	Indiana Posey County Economic Development Revenue, Midwest Fertilizer Corp. Project, 0.30%, 07/01/2046 (Putable on 11/18/2014)	3.43%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Equivalent Taxable Yields as of 4/30/14 (Unaudited)
			Your Tax-Exempt Current
		Marginal	7 Day Yield of 0.05% is
Joint Return	Single Return	Tax Rate	Equivalent to a Taxable Yield of:
$ 72,501 - 146,400	$36,251 - 87,850	25%	0.07%
$ 146,401 - 223,050	$87,851 - 183,250	28%	0.07%
$ 223,051 - 398,350	$183,251 - 398,350	33%	0.07%
$ 398,351 - 450,000	$398,351 - 400,000	35%	0.08%
Over $ 450,001	Over $ 400,001	39.6%	0.08%

The chart reflects 2013 marginal Federal tax rates before limitations and phaseouts. Individuals should consult a tax professional to determine their actual 2013 marginal tax rate.

Alpine High Yield Managed Duration Municipal Fund

Comparative Annualized Returns as of 4/30/14 (Unaudited)
		Since Inception
	6 Months(1)	(5/31/2013)(1)
Alpine High Yield Managed Duration Municipal Fund — Institutional Class	3.43%	3.55%
Alpine High Yield Managed Duration Municipal Fund — Class A (Without Load)	3.31%	3.31%
Alpine High Yield Managed Duration Municipal Fund — Class A (With Load)	0.68%	0.70%
S&P Municipal Bond Short Intermediate Index	1.42%	1.71%
Barclays High Yield Municipal Bond Index	5.95%	-1.83%
Lipper High Yield Municipal Debt Funds Average	6.25%	-0.79%
Gross Expense Ratio (Institutional Class): 1.71%(2)
Net Expense Ratio (Institutional Class): 0.85%(2)
Gross Expense Ratio (Class A): 1.96%(2)
Net Expense Ratio (Class A): 1.10%(2)

(1)	Not annualized.
(2)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.75% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 2.50%. Performance for the Class A shares without sales charges does not reflect this load.

The Barclays Capital High Yield Municipal Bond Index is the Muni High Yield component of the Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

The Lipper High Yield Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. Lipper rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Expense ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine High Yield Managed Duration Municipal Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine High Yield Managed Duration Municipal Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine High Yield Managed Duration Municipal Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1	.	State of Illinois, General Obligation Refunding
		Bond, 5.25%, 10/01/2015	5.16%
2	.	Wisconsin Health & Educational Facilities
		Authority Revenue, Fort Healthcare, Inc.,
		Project, 5.38%, 05/01/2018	3.07%
3	.	Michigan Finance Authority, St. AID Revenue,,
		4.38%, 08/20/2014	2.38%
4	.	Massachusetts Port Authority Facilities Revenue,
		Delta Air Lines, Inc. Project, 5.00%, 01/01/2021	2.12%
5	.	Commonwealth of Puerto Rico, General
		Obligation Bonds, 5.50%, 07/01/2016	2.07%
6	.	New Jersey Tobacco Settlement Financing
		Corp. Revenue, 4.50%, 06/01/2023	2.06%
7	.	Palm Beach County Health Facilities Authority
		Revenue, Sinai Residences Boca Raton Project,
		6.00%, 06/01/2021	1.92%
8	.	Vermont Student Assistance Corp. Education
		Loan Revenue, 3.00%, 06/15/2019	1.92%
9	.	Tulsa Airports Improvement Trust Revenue,
		American Airlines, Inc., 6.25%, 06/01/2020	1.90%
10	.	Puerto Rico Electric Power Authority, 5.00%,
		07/01/2014	1.89%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

(1) Amount is less than 0.05%.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine High Yield Managed Duration Municipal Fund (continued)

Credit Quality Allocation (As of 4/30/2014)

AA	24.03%
A	9.31%
BBB	19.89%
BB	17.52%
B	7.59%
Not Rated	21.66%

Bond Credit Quality-Reflects the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

We are pleased to provide you with the semi-annual report for the Alpine Income Trust for the period ending April 30, 2014. The series of the Trust include the Alpine Municipal Money Market Fund, the Alpine Ultra Short Tax Optimized Income Fund and the Alpine High Yield Managed Duration Municipal Fund. All references in this letter to performance relate to the performance of the Alpine Municipal Money Market Fund’s Investor Class and the Alpine Ultra Short Tax Optimized Income Fund’s and the Alpine High Yield Managed Duration Municipal Fund’s Institutional Class.

MARKET OVERVIEW

Fourth-quarter (Q4) 2013 gross domestic product (GDP) growth was 2.6%, but still fell short of market expectations, which anticipated a rate above the 3% level. In Q1 2014, GDP unexpectedly fell 2.9%, in contrast to the Market consensus of 1.1%. The poor result reflects a deceleration primarily as a result of reduced exports, lower non-residential fixed investment, and a reduction in state and local government outlay.

During the six month period ending April 30, 2014, fixed income markets experienced notable interest rate volatility. At November 1, 2013, the 10-year Treasury bond yield stood at 2.62% with moderate volatility during the first six months of fiscal 2014, but ended the period largely unchanged at 2.65%. During that period, the 10-year Treasury bond yield rallied to a high of 3.02% on December 31, 2013, driven in part by investor concerns of a quicker than expected tapering of the Federal Reserve’s (Fed) monthly open-ended securities purchasing program known as quantitative easing (QE3) by the Fed. After the Fed publically assuaged those market fears, the 10-year Treasury bond yield quickly declined into a 2.60% to 2.80% trading range through the balance of the period ended April 30, 2014.

Similar yield patterns occurred in the municipal market. On November 1, 2013, Bloomberg’s 10-Year U.S. Muni General Obligation AAA Index stood at 2.77% and likewise increased during December 2013 above the 2.90% level until late February 2014. The 10-Year Muni yield declined for the remainder of the period until it hit 2.65% on April 30, 2014. The decline was driven primarily by investors’ reduced concern of rising inflation, coupled with a U.S. economy whose economic growth had demonstrated signs of stumbling from its more moderate pace in 2013.

As expected, Janet Yellen was confirmed by the U.S. Congress as Chair of the Board of Governors of the Fed during January 2014 and the Fed also began a long-anticipated tapering of QE3. Since January, the Fed has reduced its purchases by $10 billion per month. The Fed has indicated that, barring a significant deterioration of the U.S. economy, it will complete its QE3 bond purchases in early Q4 2014. Subsequent to QE3, Fed funds short-term rates are expected to begin rising by June 2015 according to the most recent guidance by the Fed, which will likely result in rising bond yields and increased borrowing costs in general.

During the six months ending April 30, 2014, the U.S. unemployment rate has declined to 6.3%, according to the Bureau of Labor Statistics U.S. Department of Labor (BLS), after remaining stubbornly high five years after the Great Recession. The nation’s unemployment rate declined one full percentage point from 7.3% at the end of October 2013, driven by a combination of: a recent precipitous drop in unemployment in April, more people re-entering the work-force in the last six-months who previously stopped looking for work, and a moderate reduction in the number of people labeled “unemployed” by the BLS. The April 2014 unemployment rate fell notably from 6.7% from the prior month, with the number of unemployed persons (9.8 million) declining by 733,000. Both statistics had shown little movement over the prior four months. Despite the still above-average rate of unemployment, there was solid job growth in the last six-months, derived largely by housing sector job gains as well as renewed hiring by states and cities. These favorable dynamics should result in increasing business investment at a more rapid pace, which is expected to strengthen the overall economy as we move into the second-half of fiscal 2014.

Credit quality in the U.S. Public Finance (USPF) sector continued to improve during the fourth quarter of 2013 as rating actions at S&P trended primarily positive during the period for two reasons. First, credit conditions have been strengthening recently for the majority of public finance sectors, resulting in more upgrades than downgrades in the quarter — a five-quarter trend. Second, rating actions also include the implementation of S&P’s revised local government general obligation (GO) criteria which has been broadly discussed and embraced by the Public Finance industry.

During Q4 2013, S&P assigned 4.7 upgrades for every downgrade across USPF. Fourth-quarter rating actions were more favorable than in any other quarter of the year. S&P’s criteria modifications had actually begun during the third quarter, which also demonstrated strongly positive trends.

Long-term municipal bond issuance during the first four months of calendar year 2014, declined by a significant 29.3% to $86.7 billion, which compares with volume of

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

$122.7 billion during the same period during 2013. This volume level was well-below what the majority of municipal investors expected. The reduced supply has been driven by two primary factors. First, a significant 53% drop in refunding volume with re-financings declining to $24.3 billion from $51.6 billion during the same period in 2013 as a result of increasing interest rates which made refunding transactions less economical. Second, state and local municipalities have continued to rein in avoidable capital expenditures in order to replenish depleted reserves as lagging property and sales tax receipts rebound from the prior recessionary period.

ALPINE MUNICIPAL MONEY MARKET FUND

The Alpine Municipal Money Market Fund had a total return of 0.01% for the six month period ending April 30, 2014, which was the same as the Lipper Tax Exempt Money Market Funds average of 0.01%. The Adviser has continued to support the Fund by voluntarily reimbursing the Fund’s expenses to maintain a positive yield.

The past six months in the municipal money market space mirrored the previous six months as rates remained at historic lows and issuance of short-term securities was limited. There was little movement seen in tax-exempt money market assets throughout the period until the beginning of April when funds started to experience seasonal redemptions due to tax time payments. The lack of movement in assets combined with a limited amount of new issuance and existing supply drove demand and thus the lack of movement in rates.

Variable rate demand note (VRDNs) issuance remained anemic and outstanding VRDNs continued to decline in 2014. The low issuance did not provide enough supply to keep pace with redemptions, maturities, and sinking fund payments and, as a result, Securities Industry and Financial Markets Association (SIFMA) (the Association which determines the base rate at which most VRDNs are set) declined to a historic low of three basis points (0.03%) in early January. From that point on, rates didn’t fluctuate much until the middle of April when funds started experiencing redemptions and supply increased.

Similar to the VRDN market, the tax-exempt commercial paper market held steady for the past six months. The 30/60/90-day scale was largely unchanged with slight adjustments to reflect the demand in the marketplace. While we looked to purchase this paper when Money Market Funds were seeing assets decline in early April, the availability of the product was limited, as issuers were reluctant to write paper that matured during tax time when they would have to reissue their paper at higher rates. The Fund did not own any tax exempt commercial paper during the semi-annual period, nor does it own any currently.

Like the rest of the market, general market notes saw a decline in supply, driving demand for paper up and yields lower. Yields on one-year notes dropped from 19 basis points at the end of October to 15 basis points at the end of April. Typically, most issuers do not come to the market until mid to late June and thus it is not unusual to see rates drop like they did especially in a stagnant interest rate environment.

In anticipation of the low issuance and need for liquidity during tax season, we focused most of our investing in the VRDN marketplace. Our purchases for the most part produced a similar yield as compared to longer dated securities and provide the Fund with an extra layer of liquidity due to their daily and/or weekly put features. Furthermore, most of our VRDN holdings carry additional letters of credit (LOC) which add protection to our bonds. Our largest LOC exposures continue to be JPMorgan Chase, Wells Fargo, Bank of America and Fifth Third Bank. While VRDNs comprised 85% of our portfolio at the end of April, the remainder was invested in three-month to one-year maturities of First Tier securities. At the end of April, our weighted average maturity was 34 days which was slightly longer than where we were at the end of our fiscal year.

While the Fed has started to reduce its bond purchasing and will most likely do so until the fall, we do not anticipate Fed Fund rates to increase in 2014. We expect money market rates will remain at their current levels until the Fed starts raising the Fed Funds rate. We expect to continue to maintain the same basic portfolio as we have while being cautious not to extend out too far as rates could potentially increase in the first half of 2015.

ALPINE ULTRA SHORT TAX OPTIMIZED INCOME FUND

The Alpine Ultra Short Tax Optimized Income Fund’s total return was 0.39% versus the Barclay’s One-Year Municipal Bond Index return of 0.45% for the six-month period ending April 30, 2014. The Fund ended the reporting period with an average weighted maturity of 69 days and an effective duration of 0.18 years both of which are much shorter than the benchmark.

The Fund benefited from the increased value of our holdings in Puerto Rico, despite the recent volatility of these holdings. In March, Puerto Rico issued $3.5 billion in General Obligation bonds that were heavily oversubscribed and gave the Commonwealth a financial cushion until July 2015. As a result, the volatility subsided

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

and our holdings increased in value. Furthermore, after July 1, 2014, the Fund’s exposure to Puerto Rico decreases materially. Lastly, we sold all of our variable rate demand notes issued by different issuers in Puerto Rico during the reporting period at our original cost of par as the decrease in yield for those securities no longer justified the headline risk associated with the securities.

As for the rest of the market, we saw yields drop among all types of securities that we previously purchased with the exception of VRDNs, which have stabilized somewhat. There has been an insatiable demand for short-term municipal bonds from both the tax-exempt and taxable market and that was evident especially in the last three months. Every one of our three to twelve-month put bonds that we rolled over into a new cycle dropped by at least ten basis points and, depending on how long the maturity was, even more. This drop in yield was even more apparent in the general note marketplace where most issuers were able to sell new one-year bonds at an average of 25 to 50 basis points lower than in 2013. This demand for bonds along with a limited supply has created an environment that we feel reinforces our strategy of not venturing too far out on the yield curve. As a result we focused the majority of our investing in three-month to one-year put bonds, general market notes, VRDNs, and municipal bonds out to 18 months.

VRDNs still make up the largest type of municipal bonds that we hold in the Fund’s portfolio. While their yields are lower in some cases than longer dated bonds they continued to provide the Fund with stability of principal and liquidity. We believe these are important attributes and that is why we remain committed to our holdings especially when compared to the yields on longer dated maturities out to three years.

As we develop our strategy for the remainder of the year, we remind ourselves that the first three months of 2014 are not necessarily an indication as to how the market will proceed going forward. We believe a lack of issuance, coupled with steady demand, has been the biggest factor in in driving municipal yields lower. The low issuance factor is fairly common for the first quarter and this year is no different. Should supply increase as the year progresses, as we believe it will, yields should increase somewhat, thus providing better buying opportunities down the road. In the meantime, we will continue to focus the majority of our investing in three-month to 18-month maturities.

ALPINE HIGH YIELD MANAGED DURATION MUNICIPAL FUND

The Alpine High Yield Managed Duration Municipal Fund’s total return was 3.43% versus the S&P Municipal Bond Short-Intermediate Index return of 1.42% and Barclays High Yield Municipal Bond Index return of 5.95% for the six-month period ending April 30, 2014.

The high yield market finished 2013 by finally stabilizing after a period of extreme volatility and roared into 2014 with robust demand and increasing bond prices. Anemic issuance and large inflows into high yield municipal funds resulted in very strong performance for the overall sector of the market. We believe these two factors caught most investors off guard as the market came limping to a finish at year-end and, as a result, we were, and continue to be, cautious in extending our effective duration until we have a better understanding of how the rest of the year is going to develop. Furthermore, if we look back to 2013, we saw a similar situation only to have the market collapse in the second quarter. We continued to take a barbell approach in structuring the portfolio with most of our purchases maturing in seven to ten years. We already had adequate exposure to the short-end and therefore our average maturity has not dramatically changed. At the end of our reporting period our average weighted maturity stood at 4.11 years with an effective duration of 2.93 years. This is shorter than our benchmark, Barclay’s High Yield Municipal Bond Index and we do not anticipate extending out much further until we get a clearer picture of how the market is progressing and if issuance picks up.

The Fund had positive performance from its holdings in Puerto Rico, despite the recent volatility of these holdings. In March, Puerto Rico issued $3.5 billion General Obligation bonds that was heavily oversubscribed and gave the Commonwealth a financial cushion until July 2015. As a result, all of our insured Puerto Rico paper increased in value including our uninsured holdings maturing in July 2014. We only have two uninsured positions that mature after July 2014, and they represent a very small part of the Fund’s portfolio.

In the healthcare sector we were able to buy bonds with above average yields. In general we remain focused on bonds that have certain call features that paid our bonds principal prior to maturity as the facilities reached certain occupation benchmarks. We find these types of securities appealing because they pay principal ahead of a normal bond with the same maturity.

Another sector of the market that we found appealing was issuers that sold bonds to finance charter schools. This

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

has been a growing segment in the high yield market and under the right circumstances they can be a rewarding addition to the portfolio. As the issuers vary in credit quality we are cautious as to which deals we will invest in.

Moving forward, we anticipate that we will maintain a conservative stance. With just about everything working right in the high yield marketplace we are concerned the euphoria will last throughout the year. As a result, we will continue to monitor the supply and demand imbalance that has been plaguing the market and invest accordingly.

CONCLUSION

The past six months has seen not only the municipal market stabilize but thrive as we progress through 2014.

Whether it has been the short-end or long-end, high quality or high yield the market has benefitted dramatically from a lack of supply and strong demand. Because this market has been so technically driven versus a change in monetary policy we are concerned that the momentum can sustain itself should the variables change. As always, we will continue to monitor the markets for credit changes and buying opportunities and make any adjustments that will be consistent with the objectives of each fund.

Sincerely,

Steven C. Shachat
Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

An investment in the Municipal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Municipal Money Market Fund.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible.

The Alpine Municipal Money Market Fund is subject to risks, including the following:

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from federal tax consistent changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Redemption Risk – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

Regulatory Risk – The SEC continues to review the regulation of money market funds. Any changes by the SEC or legislative developments may affect the Fund’s operations, investment strategies, performance and yield.

Tax Risk – To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Variable Rate Demand Obligations Risk – Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield.

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

The Alpine Ultra Short Tax Optimized Income Fund is subject to risks, including the following:

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

Tax Risk – Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Variable Rate Demand Obligations Risk – Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

The Alpine High Yield Managed Duration Municipal Fund is subject to risks, including the following:

Borrowing and Leverage Risk – When the Fund borrows for leverage, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than the borrowing costs.

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Debt Securities Risk – Debt securities, such as bonds, involve credit risk and interest rate risk. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuations in the value resulting from changes in interest rates, but generally have lower yields than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Junk Bond Risk – Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Land-Secured or “Dirt” Bonds Risk – These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few,

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Medium- and Lower-Grade Municipal Securities Risk – Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Tax Risk – To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Alpine Ultra Short Tax Optimized Income Fund /
Alpine Municipal Money Market Fund /
Alpine High Yield Managed Duration Municipal Fund

Tobacco Related Bonds Risk – In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—98.9%
Aerospace & Defense—1.3%
43,200	Airbus Group NV	$2,966,108
Airlines—1.2%
53,598	Japan Airlines Co., Ltd. (a)	2,773,350
Auto Components—1.8%
19,000	Delphi Automotive PLC	1,269,960
454,000	GKN PLC	2,943,488
		4,213,448
Banks—5.0%
185,000	Bangkok Bank PCL	1,077,642
48,300	Hana Financial Group, Inc.	1,699,124
101,900	Mitsubishi UFJ Financial Group, Inc.	540,224
31,200	PNC Financial Services Group, Inc. (a)	2,622,048
60,500	Sberbank of Russia—ADR	510,015
91,000	Standard Chartered PLC	1,968,952
12,300	Sumitomo Mitsui Financial Group, Inc.	485,215
54,300	Wells Fargo & Co. (a)	2,695,452
		11,598,672
Beverages—2.1%
18,500	Anheuser-Busch InBev NV—ADR .	1,957,670
93,400	Diageo PLC	2,866,134
		4,823,804
Capital Markets—1.3%
65,400	Daiwa Securities Group, Inc.	489,372
163,000	Fortress Investment Group LLC— Class A	1,165,450
110,000	Och-Ziff Capital Management Group, LLC—Class A (a)	1,318,900
		2,973,722
Chemicals—2.5%
159,000	Clariant AG (b)	3,129,054
9,000	Koninklijke DSM NV	645,284
10,200	Linde AG	2,114,861
		5,889,199
Commercial Services & Supplies—2.0%
34,500	ISS A/S (b)	1,201,088
74,231	KAR Auction Services, Inc.	2,210,599
36,500	The Geo Group, Inc.	1,223,845
		4,635,532
Communications Equipment—2.8%
108,700	Cisco Systems, Inc. (a)	2,512,057
50,600	QUALCOMM, Inc. (a)	3,982,726
		6,494,783
Construction & Engineering—2.2%
490,813	Abengoa SA—B Shares	2,186,463
37,800	Vinci SA	2,849,688
		5,036,151
Containers & Packaging—1.2%
519,000	DS Smith PLC	2,760,279
Diversified Financial Services—1.6%
97,400	Bank of America Corp. (a)	1,474,636
46,900	Citigroup, Inc. (a)	2,246,979
		3,721,615
Electric Utilities—0.6%
29,500	Northeast Utilities	1,394,170
Shares	Security Description	Value

Common Stocks—continued
Electronic Equipment, Instruments & Components—1.1%
44,500	TE Connectivity, Ltd.	$2,624,610
Energy Equipment & Services—3.2%
17,300	Bristow Group, Inc.	1,328,640
8,000	Canadian Energy Services & Technology Corp.	235,901
25,000	Gulfmark Offshore, Inc.—Class A .	1,125,250
23,000	National Oilwell Varco, Inc.	1,806,190
16,500	Oceaneering International, Inc.	1,209,120
145,000	Petroleum Geo-Services ASA	1,747,767
		7,452,868
Food & Staples Retailing—2.2%
17,500	Costco Wholesale Corp. (a)	2,024,400
46,100	Walgreen Co. (a)	3,130,190
		5,154,590
Food Products—2.8%
74,000	Mondelez International, Inc.— Class A (a)	2,638,100
49,600	Nestle SA	3,829,474
		6,467,574
Health Care Equipment & Supplies—1.6%
51,100	Covidien PLC (a)	3,640,875
Health Care Providers & Services—4.1%
15,500	Fresenius Medical Care AG & Co. KGaA	1,065,519
9,000	Fresenius SE & Co. KGaA	1,367,857
49,000	HCA Holdings, Inc. (a)(b)	2,548,000
19,300	McKesson Corp. (a)	3,265,367
16,500	UnitedHealth Group, Inc.	1,238,160
		9,484,903
Hotels, Restaurants & Leisure—1.1%
32,500	Las Vegas Sands Corp. (a)	2,571,725
Household Durables—1.3%
41,600	Lennar Corp.—Class A	1,605,344
37,400	Ryland Group, Inc.	1,435,786
		3,041,130
Household Products—2.1%
39,100	Colgate-Palmolive Co. (a)	2,631,430
20,500	Energizer Holdings, Inc. (a)	2,289,645
		4,921,075
Industrial Conglomerates—0.8%
33,500	Koninklijke Philips NV	1,072,439
6,500	Siemens AG	856,688
		1,929,127
Insurance—2.5%
120,300	BB Seguridade Participacoes SA	1,409,772
53,900	Validus Holdings, Ltd. (a)	1,998,073
7,900	Zurich Insurance Group AG (b)	2,262,913
		5,670,758
IT Services—2.5%
37,000	Accenture PLC—Class A (a)	2,968,140
14,800	International Business Machines Corp. (a)	2,907,756
		5,875,896
Machinery—2.2%
87,500	IMI PLC	2,216,024
25,000	Snap-on, Inc. (a)	2,900,000
		5,116,024

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Media—3.3%
61,500	AMC Entertainment Holdings, Inc.—Class A (b)	$1,423,110
67,800	Comcast Corp.—Class A (a)	3,509,328
33,800	The Walt Disney Co. (a)	2,681,692
		7,614,130
Multi-Utilities—1.0%
76,000	CMS Energy Corp. (a)	2,303,560
Multiline Retail—1.1%
11,500	Kering	2,543,150
Office Electronics—0.8%
160,000	Xerox Corp.	1,934,400
Oil, Gas & Consumable Fuels—6.8%
53,900	Enbridge, Inc. (a)	2,602,831
39,000	Energy XXI Bermuda, Ltd.	933,270
12,000	HollyFrontier Corp. (a)	631,080
5,600	Marathon Petroleum Corp.	520,520
19,800	Murphy Oil Corp.	1,255,914
19,400	Occidental Petroleum Corp.	1,857,550
206,000	Scorpio Tankers, Inc.	1,856,060
67,500	The Williams Cos., Inc. (a)	2,846,475
45,000	Total SA	3,213,933
		15,717,633
Paper & Forest Products—0.6%
30,000	International Paper Co.	1,399,500
Pharmaceuticals—6.5%
47,500	Novartis AG—ADR (a)	4,129,650
78,901	Pfizer, Inc.	2,468,023
17,500	Roche Holding AG	5,130,099
61,000	Sanofi—ADR (a)	3,281,800
		15,009,572
Real Estate Investment Trusts—3.6%
27,800	American Tower Corp. (a)	2,321,856
36,000	Corrections Corp. of America (a)	1,180,800
178	Nippon Building Fund, Inc.	985,455
233,200	Two Harbors Investment Corp. (a)	2,420,616
149,000	Westfield Group	1,515,710
		8,424,437
Real Estate Management & Development—3.5%
137,000	BR Malls Participacoes SA	1,179,069
147,691	Cheung Kong Holdings, Ltd.	2,510,744
280,822	Foxtons Group PLC	1,508,238
54,400	Mitsui Fudosan Co., Ltd.	1,607,497
186,200	Wharf Holdings, Ltd.	1,306,507
		8,112,055
Road & Rail—3.3%
566,100	All America Latina Logistica SA	2,241,804
22,500	Canadian Pacific Railway, Ltd. (a)	3,509,325
26,500	East Japan Railway Co.	1,931,868
		7,682,997
Semiconductors & Semiconductor Equipment—1.6%
58,600	Avago Technologies, Ltd. (a)	3,721,100
Shares	Security Description	Value

Common Stocks—continued
Specialty Retail—2.4%
34,000	Penske Automotive Group, Inc.	$1,559,240
590,426	Pets at Home Group PLC (b)	2,220,538
91,576	Pier 1 Imports, Inc.	1,672,178
		5,451,956
Technology, Hardware, Storage & Peripherals—3.3%
8,600	Apple, Inc. (a)	5,074,774
100,700	EMC Corp.	2,598,060
		7,672,834
Textiles, Apparel & Luxury Goods—0.5%
10,500	Adidas AG	1,120,652
Tobacco—1.1%
42,900	British American Tobacco PLC	2,475,013
Trading Companies & Distributors—1.8%
193,000	Ashtead Group PLC	2,849,655
21,000	Wolseley PLC	1,212,963
		4,062,618
Transportation Infrastructure—1.2%
860,300	Adani Ports and Special Economic Zone, Ltd.	2,706,490
Water Utilities—1.4%
49,500	American Water Works Co., Inc. (a)	2,253,735
114,000	Cia de Saneamento Basico do Estado de Sao Paulo—ADR	1,080,720
		3,334,455
Wireless Telecommunication Services—2.0%
119,000	Vodafone Group PLC—ADR	4,517,240
	Total Common Stocks (Cost $199,337,270)	229,035,780
Equity-Linked Structured Notes—1.0%
Multi-Utilities—1.0%
126,000	Veolia Environnement SA— Morgan Stanley BV	2,349,393
	Total Equity-Linked Structured Notes (Cost $2,470,971)	2,349,393

Principal
Amount
Convertible Bonds—0.0% (c)
Household Durables—0.0% (c)
$ 791,393	PDG Realty SA Empreendimentos e Participacoes—Series 8, 0.000%, 9/19/16 (Brazilian Real) (d)	3,549
	Total Convertible Bonds (Cost $283,909)	3,549
Total Investments (Cost $202,092,150)—99.9%		231,388,722
Other Assets in Excess of Liabilities—0.1%		194,825
TOTAL NET ASSETS 100.0%		$231,583,547

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.

(b)	Non-income producing security.

(c)	Amount is less than 0.05%.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of the report date.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

A/S—Aktieselskab is the Danish term for a stock-based corporation.

BV—Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—96.6%
Aerospace & Defense—1.5%
600	United Technologies Corp.	$70,998
Banks—1.2%
700	PNC Financial Services Group, Inc.	58,828
Beverages—2.8%
650	Anheuser-Busch InBev NV—ADR .	68,783
750	PepsiCo, Inc.	64,418
		133,201
Biotechnology—1.5%
650	Amgen, Inc.	72,638
Capital Markets—2.3%
7,500	Fortress Investment Group LLC—Class A	53,625
4,500	Och-Ziff Capital Management Group, LLC—Class A	53,955
		107,580
Chemicals—1.1%
450	Air Products & Chemicals, Inc.	52,884
Communications Equipment—2.9%
3,000	Cisco Systems, Inc.	69,330
900	QUALCOMM, Inc.	70,839
		140,169
Construction & Engineering—1.2%
3,500	Aecon Group, Inc.	58,788
Diversified Financial Services—1.5%
1,450	Citigroup, Inc.	69,470
Diversified Telecommunication Services—1.1%
1,100	Verizon Communications, Inc.	51,403
Electric Utilities—1.2%
1,000	Pinnacle West Capital Corp.	55,950
Electronic Equipment, Instruments & Components—1.6%
1,300	TE Connectivity, Ltd.	76,674
Energy Equipment & Services—4.4%
1,000	Bristow Group, Inc.	76,800
2,000	Dawson Geophysical Co.	56,520
750	Schlumberger, Ltd.	76,162
		209,482
Food & Staples Retailing—2.3%
650	CVS Caremark Corp.	47,268
950	Walgreen Co.	64,505
		111,773
Food Products—1.5%
2,350	Pinnacle Foods, Inc.	71,440
Gas Utilities—1.1%
1,000	Atmos Energy Corp.	51,040
Health Care Equipment & Supplies—1.7%
700	Becton, Dickinson & Co.	79,121
Health Care Providers & Services—4.4%
1,000	Aetna, Inc.	71,450
1,100	AmerisourceBergen Corp.	71,698
1,600	Patterson Cos., Inc.	65,120
		208,268
Household Products—3.0%
700	Energizer Holdings, Inc.	78,183
800	The Procter & Gamble Co.	66,040
		144,223
Shares	Security Description	Value

Common Stocks—continued
Industrial Conglomerates—1.5%
500	3M Co.	$69,545
Insurance—2.3%
650	Prudential Financial, Inc.	52,442
1,600	Validus Holdings, Ltd.	59,312
		111,754
Internet & Catalog Retail—1.3%
1,100	HSN, Inc.	63,844
IT Services—2.9%
375	International Business Machines Corp.	73,676
325	Visa, Inc.—Class A	65,848
		139,524
Life Sciences Tools & Services—1.5%
1,300	Agilent Technologies, Inc.	70,252
Machinery—3.8%
650	Dover Corp.	56,160
500	Snap-on, Inc.	58,000
440	Valmont Industries, Inc.	65,520
		179,680
Media—4.5%
1,200	CBS Corp.—Class B	69,312
1,450	Comcast Corp.—Class A	75,052
1,800	SES SA	67,787
		212,151
Metals & Mining—1.2%
800	Kaiser Aluminum Corp.	56,320
Multi-Utilities—1.0%
1,600	CMS Energy Corp.	48,496
Oil, Gas & Consumable Fuels—6.1%
580	Chevron Corp.	72,802
1,050	Devon Energy Corp.	73,500
700	Occidental Petroleum Corp.	67,025
2,000	Suncor Energy, Inc.	77,200
		290,527
Pharmaceuticals—3.8%
1,450	AbbVie, Inc.	75,516
1,150	Mylan, Inc. (a)	58,397
1,000	Teva Pharmaceutical Industries, Ltd.—ADR	48,860
		182,773
Real Estate Investment Trusts—4.3%
2,700	American Residential Properties, Inc. (a)	48,519
650	American Tower Corp.	54,288
2,600	Colony Financial, Inc.	56,550
4,500	Two Harbors Investment Corp.	46,710
		206,067
Real Estate Management & Development—2.2%
500	Altisource Portfolio Solutions SA (a)	51,855
450	Jones Lang LaSalle, Inc.	52,151
		104,006
Road & Rail—1.5%
3,000	Marten Transport, Ltd.	70,380
Semiconductors & Semiconductor Equipment—2.8%
1,300	Avago Technologies, Ltd.	82,550
1,100	Linear Technology Corp.	48,950
		131,500

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Software—2.5%
1,200	Microsoft Corp.	$48,480
1,700	Oracle Corp.	69,496
		117,976
Specialty Retail—3.7%
1,100	Dick’s Sporting Goods, Inc.	57,926
1,200	GNC Holdings, Inc.—Class A	54,000
3,500	Pier 1 Imports, Inc.	63,910
		175,836
Technology, Hardware, Storage & Peripherals—3.6%
170	Apple, Inc.	100,315
2,800	EMC Corp.	72,240
		172,555
Textiles, Apparel & Luxury Goods—2.8%
600	Adidas AG	64,037
1,100	VF Corp.	67,199
		131,236
Thrifts & Mortgage Finance—2.6%
2,800	EverBank Financial Corp.	52,416
3,500	Territorial Bancorp, Inc.	71,610
		124,026
Shares	Security Description	Value

Common Stocks—continued
Water Utilities—1.0%
1,000	American Water Works Co., Inc.	$45,530
Wireless Telecommunication Services—1.4%
1,800	Vodafone Group PLC—ADR	68,328
	Total Common Stocks (Cost $4,008,335)	4,596,236

Principal
Amount
Short-Term Investments—4.8%
$ 228,000	State Street Eurodollar Time Deposit, 0.01%	228,000
	Total Short-Term Investments (Cost $228,000)	228,000
Total Investments (Cost $4,236,335)—101.4%		4,824,236
Liabilities in Excess of Other Assets—(1.4)%		(67,777)
TOTAL NET ASSETS 100.0%		$4,756,459

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—91.6%
Banks—29.4%
4,150	1st Constitution Bancorp (a)	$43,243
51,965	1st United Bancorp, Inc.	380,384
8,316	American River Bankshares (a)	79,501
5,895	Banc of California, Inc.	74,100
20,000	Banco de Chile—ADR	1,547,400
13,000	Banco Industrial e Comercial SA	46,584
1,500	Bancolombia SA—ADR	85,395
6,000	Bancorp, Inc. (a)	94,920
46,381	Bank of Commerce Holdings	294,519
5,000	Bank of Georgia Holdings PLC	219,745
116,785	Barclays PLC	497,287
8,244	BNC Bancorp	134,377
106,783	Carolina Trust Bank (a)	649,241
5,000	Carter Bank & Trust	55,500
12,493	Centerstate Banks, Inc.	137,048
36,627	Citizens First Corp. (a)	394,839
7,095	Comerica, Inc.	342,263
6,700	Community National Bank of the Lakeway Area (a)	35,510
10,000	Community Southern Holdings, Inc.	86,000
9,786	Cordia Bancorp, Inc. (a)	42,422
5,000	County Commerce Bank (a)	89,250
13,900	Credit Agricole SA (a)	218,972
15,000	CU Bancorp (a)	272,250
10,000	DNB ASA	176,808
325,000	Eurobank Ergasias SA (a)	184,864
9,500	Fifth Third Bancorp	195,795
128,572	First BanCorp (a)	660,860
13,900	First Business Financial Services, Inc.	628,419
10,010	First Internet Bancorp	218,518
5,000	Intervest Bancshares Corp. (a)	37,850
1,800,000	Lloyds Banking Group PLC (a)	2,290,280
1,000	Manhattan Bancorp (a)	4,120
5,000	Metro Bancorp, Inc. (a)	102,100
1,000	Middleburg Financial Corp.	17,330
60,000	Mitsubishi UFJ Financial Group, Inc.	318,091
150,000	Mizuho Financial Group, Inc.	293,442
1,000	National Bank Holdings Corp.— Class A	19,160
10,200	New Century Bancorp, Inc. (a)	75,582
6,000	New Resource Bank (a)	27,600
25,000	Nordea Bank AB	361,224
400	North Valley Bancorp (a)	9,040
20,000	OFG Bancorp	341,200
2,375	Old Point Financial Corp.	36,385
10,000	Old Second Bancorp, Inc. (a)	47,600
8,000	OmniAmerican Bancorp, Inc.	198,880
14,644	Pacific Mercantile Bancorp (a)	95,918
47,776	Pacific Premier Bancorp, Inc. (a)	652,142
2,500	Plaza Bank (a)	8,250
7,000	Popular, Inc. (a)	216,300
75,000	Republic First Bancorp, Inc. (a)	331,500
8,120	SB Financial Group, Inc.	64,148
5,000	Seacoast Commerce Bank (a)	45,625
2,000	Security California Bancorp (a)	19,720
2,000	Shore Bancshares, Inc. (a)	18,980
4,800	Societe Generale SA	298,336
6,500	SouthCrest Financial Group, Inc. (a)	33,930
1,543	Southeastern Bank Financial Corp.	34,324
38,750	Southern National Bancorp of Virginia, Inc.	400,287
Shares	Security Description	Value

Common Stocks—continued
Banks—continued
13,158	Square 1 Financial, Inc.—Class A (a)	$248,028
20,000	Standard Chartered PLC	432,737
5,000	Sterling Bancorp	59,800
2,000	Stonegate Bank	47,800
8,000	Sumitomo Mitsui Financial Group, Inc.	315,587
8,000	Summit State Bank	92,800
4,000	Susquehanna Bancshares, Inc.	41,440
177,347	Synovus Financial Corp.	569,284
3,726	TCS Group Holding PLC— GDR (a)(b)	22,207
12,000	Texas Capital Bancshares, Inc. (a)	674,280
30,000	Turkiye Garanti Bankasi AS	109,825
16,000	Turkiye Halk Bankasi AS	106,841
50,000	Turkiye Is Bankasi	117,686
2,551	Valley Commerce Bancorp	38,239
29,635,132	VTB Bank OJSC (a)	32,539
62,000	VTB Bank OJSC—GDR (b)	131,316
658	Yadkin Financial Corp. (a)	12,601
10,500	Zions BanCorp.	303,660
		17,642,028
Capital Markets—15.5%
57,300	Aberdeen Asset Management PLC	422,583
2,000	Ameriprise Financial, Inc.	223,260
36,842	Anima Holding SpA (a)	217,229
12,500	Apollo Global Management LLC—Class A	339,125
25,000	BGC Partners, Inc.—Class A	179,250
600	BlackRock, Inc.	180,600
25,000	City of London Investment Group PLC	112,701
66,856	Cowen Group, Inc.—Class A (a)	274,778
3,151	Deutsche Bank AG	138,840
10,000	Evercore Partners, Inc.—Class A	534,300
110,500	Fortress Investment Group LLC— Class A	790,075
13,000	Franklin Resources, Inc.	680,550
24,000	FXCM, Inc.—Class A	371,520
11,100	GAM Holding AG (a)	201,795
18,500	GFI Group, Inc.	68,820
40,000	Grupo Financiero Interacciones SA de CV	241,539
6,000	Invesco, Ltd.	211,260
12,003	JMP Group, Inc.	82,941
26,900	KKR & Co. LP	610,899
4,869	LPL Financial Holdings, Inc.	230,547
4,443	Manning & Napier, Inc.	73,843
5,000	Morgan Stanley	154,650
26,782	Noah Holdings, Ltd.—ADR (a)	360,486
500	Oaktree Capital Group LLC	26,500
33,200	Och-Ziff Capital Management Group, LLC—Class A	398,068
1,705	SWS Group, Inc. (a)	12,634
20,000	The Blackstone Group LP	590,600
20,000	The Carlyle Group LP	641,600
2,878	Virtus Investment Partners, Inc. (a)	532,401
36,340	WisdomTree Investments, Inc. (a)	410,279
		9,313,673

The accompanying notes are an integral part of these financial statements.

66

Alpine Financial Services Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Consumer Finance—6.8%
65,571	Ally Financial, Inc. (a)	$1,583,540
5,158	Capital One Financial Corp.	381,176
2,000	Credit Acceptance Corp. (a)	263,040
24,800	DFC Global Corp. (a)	231,136
6,000	Discover Financial Services	335,400
17,591	Ezcorp, Inc.—Class A (a)	183,474
91,113	Imperial Holdings, Inc. (a)	609,546
12,500	JGWPT Holdings, Inc.—Class A (a)	177,125
4,500	Santander Consumer USA Holdings, Inc. (a)	102,330
3,100	World Acceptance Corp. (a)	225,060
		4,091,827
Diversified Financial Services—8.0%
17,124	BM&FBovespa SA	87,550
26,100	BTG Pactual Participations, Ltd.	356,194
24,000	Citigroup, Inc.	1,149,840
3,325	CME Group, Inc.	234,047
35,000	Gain Capital Holdings, Inc.	353,500
30,000	Haci Omer Sabanci Holding AS	126,447
3,457	IntercontinentalExchange Group, Inc.	706,749
4,000	JPMorgan Chase & Co.	223,920
52,285	Medallion Financial Corp.	711,076
10,000	MSCI, Inc. (a)	405,400
7,000	The NASDAQ OMX Group, Inc.	258,300
16,700	Warsaw Stock Exchange	208,498
		4,821,521
Hotels, Restaurants & Leisure—1.3%
45,000	La Quinta Holdings, Inc.	755,550
Household Durables—0.4%
17,253	UCP, Inc.—Class A (a)	244,130
Insurance—10.2%
1,400	Allianz SE	242,495
1,056	American Equity Investment
	Life Holding Co.	24,626
10,000	Amtrust Financial Services, Inc.	386,700
5,000	Arthur J Gallagher & Co.	225,100
20,000	Assured Guaranty, Ltd.	478,200
21,000	Atlas Financial Holdings, Inc. (a)	293,160
50,000	BB Seguridade Participacoes SA	585,940
42,200	Brasil Insurance Participacoes e Administracao SA	188,502
8,000	Brown & Brown, Inc.	238,240
61,515	esure Group PLC	261,213
4,000	FBL Financial Group, Inc.—Class A	178,840
19,000	Health Insurance Innovations, Inc.—Class A (a)	191,710
35,000	National General Holdings Corp.	483,350
7,500	Prudential Financial, Inc.	605,100
10,000	QBE Insurance Group, Ltd.	107,578
6,000	The Allstate Corp.	341,700
5,700	The Phoenix Co., Inc. (a)	250,914
67,000	United Insurance Holdings Corp.	1,021,750
		6,105,118
Internet Software & Services—0.6%
18,701	Bankrate, Inc. (a)	327,641
1,000	Xoom Corp. (a)	22,310
		349,951
Shares	Security Description	Value

Common Stocks—continued
IT Services—0.7%
7,400	EVERTEC, Inc.	$174,196
1,000	VeriFone Systems, Inc. (a)	33,440
1,000	Visa, Inc.—Class A	202,610
		410,246
Media—0.1%
5,000	Multiplus SA	63,976
Real Estate Investment Trusts—7.4%
3,880	Altisource Residential Corp.	109,106
2,000	American Capital Agency Corp.	45,420
5,000	American Residential Properties, Inc. (a)	89,850
8,500	Government Properties Income Trust	216,325
33,714	Hudson Pacific Properties, Inc.	793,965
10,576	Kennedy Wilson Europe Real Estate PLC	182,136
32,830	Kite Realty Group Trust	203,546
24,687	Lar Espana Real Estate Socimi SA	352,770
13,000	MFA Financial, Inc.	103,090
64,048	NorthStar Realty Finance Corp.	1,026,049
6,500	Plum Creek Timber Co., Inc.	283,400
3,000	Rayonier, Inc.	135,300
20,000	Rexford Industrial Realty, Inc.	284,400
7,407	Select Income REIT	227,987
6,557	Silver Bay Realty Trust Corp.	98,224
10,000	Two Harbors Investment Corp.	103,800
7,000	Weyerhaeuser Co.	208,950
		4,464,318
Real Estate Management & Development—1.7%
2,000	Altisource Portfolio Solutions SA (a)	207,420
7,249	Daiwa House Industry Co., Ltd.	122,170
20,400	DAMAC Real Estate Development,
	Ltd.—GDR (b)	320,280
24,594	Hispania Activos Inmobiliarios SAU	345,982
3,061	ZipRealty, Inc. (a)	10,162
		1,006,014
Software—0.4%
1,000	Ellie Mae, Inc. (a)	24,390
6,000	FireEye, Inc. (a)	235,560
		259,950
Thrifts & Mortgage Finance—8.8%
15,105	Alliance Bancorp, Inc. of Pennsylvania	235,713
50,000	America First Multifamily Investors LP	300,500
2,000	Astoria Financial Corp.	26,520
100,000	Atlantic Coast Financial Corp. (a)	430,000
10,000	Bank Mutual Corp.	60,200
3,000	Cape Bancorp, Inc.	31,950
126,234	Central Federal Corp. (a)	193,138
2,500	Dime Community Bancshares, Inc.	40,750
500	First Defiance Financial Corp.	13,510
2,000	First Savings Financial Group, Inc.	47,000
6,000	Flagstar Bancorp, Inc. (a)	105,600
8,823	HopFed Bancorp, Inc.	100,406
15,000	Jefferson Bancshares, Inc. (a)	117,750
12,888	Ladder Capital Corp.—Class A (a)	230,566
2,000	Laporte Bancorp, Inc.	21,740

The accompanying notes are an integral part of these financial statements.

67

Alpine Financial Services Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Thrifts & Mortgage Finance—continued
1,000	LSB Financial Corp.	$29,470
4,466	Meta Financial Group, Inc.	187,170
6,000	Nationstar Mortgage Holdings, Inc. (a)	196,380
1,000	Northwest Indiana Bancorp	26,150
6,000	Ocean Shore Holding Co.	89,940
9,000	Ocwen Financial Corp. (a)	341,100
125,001	PennyMac Financial Services, Inc.—Class A (a)	1,983,766
1,000	Peoples Federal Bancshares, Inc.	18,010
23,751	Provident Financial Holdings, Inc.	334,177
11,000	Riverview Bancorp, Inc. (a)	38,280
1,000	Stonegate Mortgage Corp. (a)	12,650
1,000	TF Financial Corp.	31,360
19,752	United Community Financial Corp. (a)	65,774
		5,309,570
Trading Companies & Distributors—0.3%
2,652	Fly Leasing, Ltd.—ADR	37,260
2,769	Textainer Group Holdings, Ltd.	108,822
		146,082
	Total Common Stocks (Cost $51,254,119)	54,983,954
Shares	Security Description	Value

Preferred Stocks—0.6%
Banks—0.6%
60,538	Banco ABC Brasil SA	$354,309
	Total Preferred Stocks (Cost $315,064)	354,309
Investment Companies—0.1%
1,000	ProShares UltraShort 20+ Year Treasury (a)	64,660
	Total Investment Companies (Cost $76,205)	64,660

Principal
Amount
Short-Term Investments—8.0%
$ 4,826,000	State Street Eurodollar Time Deposit, 0.01%	4,826,000
	Total Short-Term Investments (Cost $4,826,000)	4,826,000
Total Investments (Cost $56,471,388)—100.3%		60,228,923
Liabilities in Excess of Other Assets—(0.3)%		(178,949)
TOTAL NET ASSETS 100.0%		$60,049,974

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.8% of the Fund’s net assets.

AB—Aktiebolag is the Swedish equivalent of a corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS—Anonim Sirketi is the Turkish term for joint stock company.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE—SE Regulation. A European Company which can operate on a Europe—wide basis and be governed by Community law directly applicable in all Member States.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

68

Alpine Small Cap Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—100.0%
Banks—4.5%
46,608	Park Sterling Corp.	$304,350
26,313	Southern National Bancorp of Virginia, Inc.	271,814
		576,164
Building Products—1.9%
6,128	Patrick Industries, Inc. (a)	245,549
Capital Markets—3.0%
22,182	Silvercrest Asset Management Group, Inc.—Class A	385,967
Communications Equipment—5.3%
18,389	Applied Optoelectronics, Inc. (a)	413,752
25,270	Ruckus Wireless, Inc. (a)	264,072
		677,824
Construction & Engineering—3.0%
12,282	Dycom Industries, Inc. (a)	385,655
Diversified Consumer Services—4.6%
9,748	Hillenbrand, Inc.	296,339
10,948	JTH Holding, Inc.—Class A (a)	297,786
		594,125
Diversified Financials—2.9%
6,651	Portfolio Recovery Associates, Inc. (a)	380,105
Electronic Equipment, Instruments & Components—2.7%
19,377	CTS Corp.	344,717
Energy Equipment & Services—3.6%
15,836	Canadian Energy Services & Technology Corp.	466,967
Food Products—1.0%
1,379	J&J Snack Foods Corp.	129,074
Health Care Equipment & Supplies—3.1%
16,220	Natus Medical, Inc. (a)	402,743
Health Care Providers & Services—5.3%
10,232	National Research Corp.— Class B (a)	448,980
5,949	The Providence Service Corp. (a)	241,589
		690,569
Hotels, Restaurants & Leisure—1.6%
5,557	Popeyes Louisiana Kitchen, Inc. (a)	211,722
Insurance—2.6%
16,299	Employers Holdings, Inc.	331,685
IT Services—2.3%
8,717	Cardtronics, Inc. (a)	291,845
Machinery—5.7%
62,750	Hexagon Composites ASA	388,473
25,584	Wabash National Corp. (a)	341,802
		730,275
Marine—2.3%
33,834	Scorpio Bulkers, Inc. (a)	302,814
Shares	Security Description	Value

Common Stocks—continued
Media—9.2%
56,938	Cumulus Media, Inc.—Class A (a)	$364,973
16,232	Live Nation Entertainment, Inc. (a)	338,924
12,111	Nexstar Broadcasting Group, Inc.— Class A	482,623
		1,186,520
Oil, Gas & Consumable Fuels—5.9%
7,904	Paramount Resources, Ltd.—Class A (a)	430,085
37,315	Scorpio Tankers, Inc.	336,208
		766,293
Pharmaceuticals—7.2%
17,246	Akorn, Inc. (a)	434,944
14,197	Lannett Co., Inc. (a)	490,222
		925,166
Real Estate Investment Trusts—2.8%
13,000	Altisource Residential Corp.	365,560
Real Estate Management & Development—3.0%
17,506	Kennedy—Wilson Holdings, Inc.	382,331
Road & Rail—1.5%
8,565	Celadon Group, Inc.	197,081
Semiconductors & Semiconductor Equipment—4.6%
41,545	Applied Micro Circuits Corp. (a)	403,402
5,141	Monolithic Power Systems, Inc. (a)	190,731
		594,133
Software—2.6%
21,610	Gigamon, Inc. (a)	340,790
Thrifts & Mortgage Finance—4.7%
5,450	Meta Financial Group, Inc.	228,409
9,940	Ocwen Financial Corp. (a)	376,726
		605,135
Transportation Infrastructure—3.1%
42,993	Aegean Marine Petroleum Network, Inc.	396,825
	Total Common Stocks (Cost $13,136,861)	12,907,634

Principal Amount
Short -Term Investments—1.1%
$139,000	State Street Eurodollar Time Deposit, 0.01%	139,000
	Total Short-Term Investments (Cost $139,000)	139,000
Total Investments (Cost $13,275,861)—101.1%		13,046,634
Liabilities in Excess of Other Assets—(1.1)%		(143,109)
TOTAL NET ASSETS 100.0%		$12,903,525

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

The accompanying notes are an integral part of these financial statements.

Alpine Transformations Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—89.7%
Aerospace & Defense—0.4%
2,000	Erickson, Inc. (a)	$31,620
Auto Components—1.1%
14,000	GKN PLC	90,768
Biotechnology—0.6%
1,500	Receptos, Inc. (a)	50,685
Chemicals—5.2%
10,000	Clariant AG (a)	196,796
2,500	Eastman Chemical Co.	217,925
		414,721
Commercial Services & Supplies—3.5%
5,000	Deluxe Corp.	274,750
Communications Equipment—1.0%
3,441	Applied Optoelectronics, Inc. (a)	77,423
Containers & Packaging—1.0%
15,000	DS Smith PLC	79,777
Diversified Financial Services—1.9%
10,000	Bank of America Corp.	151,400
Diversified Financials—1.1%
1,500	Portfolio Recovery Associates, Inc. (a)	85,725
Electronic Equipment, Instruments & Components—2.6%
2,000	CTS Corp.	35,580
3,500	Oxford Instruments PLC	76,172
3,700	Universal Display Corp. (a)	96,385
		208,137
Energy Equipment & Services—6.1%
5,000	Canadian Energy Services & Technology Corp.	147,439
1,000	Helmerich & Payne, Inc.	108,650
2,000	National Oilwell Varco, Inc.	157,060
1,000	Oceaneering International, Inc.	73,280
		486,429
Food & Staples Retailing—1.7%
3,000	Weis Markets, Inc.	138,270
Health Care Equipment & Supplies—4.7%
2,000	Edwards Lifesciences Corp. (a)	162,940
100	Intuitive Surgical, Inc. (a)	36,170
2,000	Natus Medical, Inc. (a)	49,660
11,000	Synergetics U.S.A., Inc. (a)	36,630
5,000	Zeltiq Aesthetics, Inc. (a)	91,450
		376,850
Health Care Providers & Services—1.2%
6,923	Select Medical Holdings Corp.	96,645
Household Durables—5.7%
5,000	Garmin, Ltd.	285,500
3,000	Jarden Corp. (a)	171,450
		456,950
Internet & Catalog Retail—5.8%
400	priceline.com, Inc. (a)	463,100
Internet Software & Services—2.7%
200	Google, Inc.—Class A (a)	106,976
200	Google, Inc.—Class C (a)	105,332
		212,308
Shares	Security Description	Value

Common Stocks—continued
Machinery—12.0%
700	Chart Industries, Inc. (a)	$47,754
34,000	Hexagon Composites ASA	210,487
7,000	Manitex International, Inc. (a)	115,220
1,500	Navistar International Corp. (a)	56,895
3,000	Snap-on, Inc.	348,000
13,000	Wabash National Corp. (a)	173,680
		952,036
Multi-Utilities—1.0%
10,000	Just Energy Group, Inc.	79,467
Office Electronics—1.8%
12,000	Xerox Corp.	145,080
Oil, Gas & Consumable Fuels—4.8%
372	Apache Corp.	32,290
10,000	Emerald Oil, Inc. (a)	70,700
1,000	HollyFrontier Corp.	52,590
14,000	Scorpio Tankers, Inc.	126,140
2,000	Stone Energy Corp. (a)	98,100
		379,820
Paper & Forest Products—1.8%
3,000	International Paper Co.	139,950
Pharmaceuticals—4.2%
2,000	Akorn, Inc. (a)	50,440
3,000	Mylan, Inc. (a)	152,340
1,000	Valeant Pharmaceuticals International, Inc. (a)	133,710
		336,490
Road & Rail—2.2%
700	AMERCO	175,077
Semiconductors & Semiconductor Equipment—2.1%
10,500	Himax Technologies, Inc.—ADR	91,560
20,000	Vitesse Semiconductor Corp. (a)	74,400
		165,960
Software—2.6%
15,000	Callidus Software, Inc. (a)	143,175
20,600	Mitek Systems, Inc. (a)	67,156
		210,331
Technology, Hardware, Storage & Peripherals—7.7%
400	Apple, Inc.	236,036
7,758	Cray, Inc. (a)	222,732
2,500	Synaptics, Inc. (a)	155,375
		614,143
Trading Companies & Distributors—1.8%
1,500	United Rentals, Inc. (a)	140,745
Transportation Infrastructure—1.4%
12,000	Aegean Marine Petroleum Network, Inc.	110,760
	Total Common Stocks (Cost $5,301,189)	7,145,417

The accompanying notes are an integral part of these financial statements.

Alpine Transformations Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Short-Term Investments—10.5%
$ 837,000	State Street Eurodollar Time Deposit, 0.01%	$837,000
	Total Short-Term Investments (Cost $837,000)	837,000
Total Investments (Cost $6,138,189)—100.2%		7,982,417
Liabilities in Excess of Other Assets—(0.2)%		(13,113)
TOTAL NET ASSETS 100.0%		$7,969,304

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Foundation Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—69.7%
Banks—2.0%
5,000	PNC Financial Services Group, Inc.	$420,200
5,000	Signature Bank (a)	594,100
9,109	Southside Bancshares, Inc.	251,219
8,000	Washington Trust Bancorp, Inc.	273,600
		1,539,119
Capital Markets—1.5%
5,000	Ameriprise Financial, Inc.	558,150
11,971	Oaktree Capital Group LLC	634,463
		1,192,613
Chemicals—3.7%
20,000	E.I. du Pont de Nemours & Co.	1,346,400
12,000	Eastman Chemical Co.	1,046,040
5,000	International Flavors & Fragrances, Inc.	492,600
		2,885,040
Commercial Services & Supplies—1.4%
20,000	Deluxe Corp.	1,099,000
Consumer Finance—1.1%
11,000	Capital One Financial Corp.	812,900
Diversified Financial Services—6.0%
16,367	Citigroup, Inc.	784,143
10,000	CME Group, Inc.	703,900
45,600	JPMorgan Chase & Co.	2,552,688
43,739	Medallion Financial Corp.	594,850
		4,635,581
Diversified Telecommunication Services—1.5%
12,000	AT&T, Inc.	428,400
16,000	Verizon Communications, Inc.	747,680
		1,176,080
Electric Utilities—1.2%
9,900	American Electric Power Co., Inc.	532,719
5,000	Duke Energy Corp.	372,450
		905,169
Energy Equipment & Services—1.7%
12,000	Ensco PLC—Class A	605,400
10,000	Oceaneering International, Inc.	732,800
		1,338,200
Food & Staples Retailing—4.4%
15,000	CVS Caremark Corp.	1,090,800
25,000	Safeway, Inc.	851,500
15,000	Walgreen Co.	1,018,500
9,000	Weis Markets, Inc.	414,810
		3,375,610
Gas Utilities—0.8%
11,539	Atmos Energy Corp.	588,951
Health Care Equipment & Supplies—2.3%
8,600	Becton, Dickinson & Co.	972,058
8,000	Zimmer Holdings, Inc.	774,400
		1,746,458
Health Care Providers & Services—1.3%
5,000	Cardinal Health, Inc.	347,550
4,000	McKesson Corp.	676,760
		1,024,310
Hotels, Restaurants & Leisure—0.9%
55,000	International Game Technology	690,250
Shares	Security Description	Value

Common Stocks—continued
Household Durables—1.4%
28,000	Lennar Corp.—Class A	$1,080,520
Household Products—1.6%
8,000	Colgate-Palmolive Co.	538,400
6,173	Orchids Paper Products Co.	165,869
6,000	The Procter & Gamble Co.	495,300
		1,199,569
Industrial Conglomerates—2.6%
74,600	General Electric Co.	2,005,994
Insurance—1.6%
5,000	The Chubb Corp.	460,400
12,000	The Hartford Financial Services Group, Inc.	430,440
10,000	Validus Holdings, Ltd.	370,700
		1,261,540
IT Services—3.7%
10,000	Accenture PLC—Class A	802,200
4,107	Blackhawk Network
	Holdings, Inc.—Class B (a)	94,584
10,000	International Business Machines Corp.	1,964,700
		2,861,484
Machinery—0.7%
5,000	Caterpillar, Inc.	527,000
Media—2.8%
7,692	CBS Corp.—Class B	444,290
27,000	Cinemark Holdings, Inc.	799,740
17,000	Comcast Corp.—Class A	879,920
		2,123,950
Multi -Utilities—0.4%
40,000	Just Energy Group, Inc.	317,869
Office Electronics—0.9%
55,000	Xerox Corp.	664,950
Oil, Gas & Consumable Fuels—2.2%
4,000	Chevron Corp.	502,080
12,000	Kinder Morgan, Inc.	391,920
17,547	World Fuel Services Corp.	799,090
		1,693,090
Pharmaceuticals—5.5%
7,000	Abbott Laboratories	271,180
15,000	AbbVie, Inc.	781,200
24,000	Johnson & Johnson	2,430,960
13,000	Pfizer, Inc.	406,640
8,000	Teva Pharmaceutical Industries, Ltd.—ADR	390,880
		4,280,860
Real Estate Investment Trusts—10.5%
4,000	American Tower Corp.	334,080
13,000	Boston Properties, Inc.	1,522,820
100,000	CBL & Associates Properties, Inc.	1,817,000
20,000	Digital Realty Trust, Inc.	1,068,000
5,669	Prologis, Inc.	230,331
18,123	Simon Property Group, Inc.	3,138,904
		8,111,135
Road & Rail—0.8%
2,500	AMERCO	625,275

The accompanying notes are an integral part of these financial statements.

Alpine Foundation Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Specialty Retail—0.7%
9,000	Williams-Sonoma, Inc.	$565,380
Technology, Hardware, Storage & Peripherals—1.5%
2,000	Apple, Inc.	1,180,180
Textiles, Apparel & Luxury Goods—1.8%
5,000	PVH Corp.	627,850
13,000	VF Corp.	794,170
		1,422,020
Trading Companies & Distributors—1.2%
1,500	Watsco, Inc.	154,365
3,000	WW Grainger, Inc.	763,200
		917,565
	Total Common Stocks (Cost $39,662,384)	53,847,662
Principal Amount	Security Description	Value

Bonds—20.4%
U.S. Treasury Bonds—20.4%
$ 6,000,000	6.000%, 02/15/2026	$7,941,564
4,000,000	5.250%, 11/15/2028	5,049,376
3,000,000	3.000%, 05/15/2042	2,763,282
		15,754,222
	Total Bonds (Cost $14,759,919)	15,754,222
Short-Term Investments—10.5%
$ 8,108,000	State Street Eurodollar Time Deposit, 0.01%	8,108,000
	Total Short-Term Investments (Cost $8,108,000)	8,108,000
Total Investments (Cost $62,530,303)—100.6%		77,709,884
Liabilities in Excess of Other Assets—(0.6)%		(435,160)
TOTAL NET ASSETS 100.0%		$77,274,724

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—100.6%
Alabama—3.6%
$3,895,000	Alabama Housing Finance Authority Revenue, Multi-Family Housing Revenue, Phoenix Apartments Project—Series A (LOC: Regions Bank) 0.670%, 01/01/2036 (Putable on 05/01/2014) (a)	$3,895,000
8,320,000	Alabama Port Authority Docks Facilities Revenue (CS: NATL-RE; LOC: Dexia Credit Local) 0.550%, 10/01/2024 (Putable on 05/01/2014) (a)	8,320,000
7,820,000	Chatom Industrial Development Board Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative—Series A 0.600%, 11/15/2038 (Putable on 05/15/2014)(a)	7,820,235
2,000,000	Chatom Industrial Development Board Pollution Control Revenue PowerSouth Energy Cooperative— Series C 0.600%, 12/01/2024 (Putable on 06/01/2014) (a)	2,000,260
10,000,000	Health Care Authority for Baptist Health Revenue—Series B 0.500%, 11/01/2042 (Putable on 05/01/2014) (a)	10,000,000
1,250,000	Health Care Authority for Baptist Health Revenue—Series B (CS: Assured Guaranty) 0.510%, 11/15/2037 (Putable on 05/02/2014)(a)	1,250,000
5,575,000	Mobile Downtown Redevelopment Authority Revenue, Lafayette Plaza Hotel Project—Series A (LOC: Regions Bank) 0.500%, 05/01/2032 (Putable on 05/01/2014) (a)	5,575,000
1,735,000	The Medical Clinic Board of the City of Gulf Shores Revenue, Colonial Pinnacle MOB Project (LOC: Regions Bank) 0.500%, 07/01/2034 (Putable on 05/01/2014) (a)	1,735,000
		40,595,495
Arizona—6.2%
850,000	Arizona Health Facilities Authority Hospital System Revenue, Phoenix Children’s Hospital, Series A 2.000%, 02/01/2015	858,695
17,900,000	Cochise County Pollution Control Corp. Revenue, Arizona Electric Power Cooperative, Inc. Project 0.650%, 09/01/2024 (Putable on 09/01/2014) (a)	17,906,265
Principal Amount	Security Description	Value

Municipal Bonds—continued
Arizona—continued
$10,775,000	Maricopa County Pollution Control Corp. Pollution Control Revenue, Palo Verde Project—Series A 6.000%, 05/01/2029 (Putable on 05/01/2014)(a)	$10,775,000
39,500,000	Phoenix Industrial Development Authority Solid Waste Revenue, Republic Services, Inc. Project 0.530%, 12/01/2035 (Putable on 05/03/2014)(a)	39,500,000
		69,039,960
California—3.6%
670,000	ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities—Series B 2.000%, 07/01/2014	670,844
820,000	ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities—Series B 3.000%, 07/01/2015	833,079
370,000	California Health Facilities Financing Authority Revenue, Children’s Hospital of Los Angeles— Series A 5.000%, 11/15/2015	385,647
2,000,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series A 0.850%, 11/01/2038 (Putable on 05/01/2014) (a)	2,000,000
3,500,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series A 1.650%, 07/01/2031 (Putable on 05/01/2014) (a)	3,500,000
3,800,000	California School Cash Reserve Program Authority Revenue—Series O 2.000%, 12/31/2014	3,831,502
870,000	California Statewide Communities Development Authority Industrial Development Revenue—Spratling-Cranor Properties LLC—Series A (LOC: City National Bank) 1.650%, 06/01/2020 Putable on 05/07/2014) (a)	870,000
540,000	California Statewide Communities Development Authority Revenue, Episcopal Communities & Services 2.000%, 05/15/2014	540,124

The accompanying notes are an integral part of these financial statements.

74

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$545,000	California Statewide Communities Development Authority Revenue, Episcopal Communities & Services 3.000%, 05/15/2015	$553,306
1,935,000	California Statewide Communities Development Authority, Ltd. Obligation Revenue, Bakersfield Reassessment District 2.000%, 09/02/2014	1,936,587
5,270,000	City of Los Angeles Multifamily Housing Revenue, Masselin Manor Project—Series J (LOC: Bank of America N.A.) 1.025%, 07/01/2015 (Putable on 05/07/2014) (a)	5,270,000
8,200,000	Palomar Pomerado Health Care—Series A, ARN (CS: Assured Guaranty Municipal) 0.870%, 11/01/2036 (Putable on 05/06/2014) (a)	8,200,000
3,500,000	Palomar Pomerado Health Care—Series B, ARN (CS: Assured Guaranty Municipal) 0.860%, 11/01/2036 (Putable on 05/07/2014) (a)	3,500,000
8,050,000	Palomar Pomerado Health Care—Series C, ARN (CS: Assured Guaranty Municipal) 0.890%, 11/01/2036 (Putable on 05/01/2014) (a)	8,050,000
		40,141,089
Colorado—0.8%
9,435,000	Arkansas River Power Authority Power Revenue (CS: Dexia Credit) 0.500%, 10/01/2026 (Putable on 05/01/2014) (a)	9,435,000
Connecticut—0.2%
1,890,000	City of New Haven, General Obligation Bond—Series B 2.000%, 09/01/2014	1,899,847
145,000	City of West Haven, General Obligation Bond 4.000%, 08/01/2014	146,227
		2,046,074
Delaware—0.0%(b)
300,000	Delaware Health Facilities Authority Revenue, Nanticoke Memorial Hospital Project 4.000%, 07/01/2014	301,026
Florida—6.1%
250,000	City of Tampa Hospital Refunding Revenue, H. Lee Moffitt Cancer Center Project—Series B 3.000%, 07/01/2014	250,815
Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$30,000,000	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project— Series B 1.100%, 02/01/2029 (Putable on 05/01/2014) (a)	$30,000,000
3,200,000	Liberty County Industrial Development Revenue, Georgia Pacific Corp. Project 0.330%, 10/01/2028 (Putable on 05/01/2014) (a)	3,200,000
34,075,000	Miami-Dade County Expressway Authority Toll System Revenue, Series DCL-2012-005 (CS: AMBAC; LOC: Dexia Credit Local) 0.630%, 05/20/2029 (Putable on 05/01/2014) (a)	34,075,000
1,000,000	Miami-Dade County Industrial Development Authority Revenue, Waste Management, Inc. Project 2.625%, 08/01/2023 (Putable on 08/01/2014) (a)	1,005,130
		68,530,945
Georgia—0.9%
1,000,000	Douglas County Development Authority Revenue, Electrical Fiber Systems Project (LOC: Regions Bank) 0.700%, 12/01/2021 (Putable on 05/01/2014) (a)	1,000,000
9,430,000	Walker Dade & Catoosa Counties Hospital Authority, Anticipation Certificates, Hutcheson Medical Center (LOC: Regions Bank) 0.500%, 10/01/2028 (Putable on 05/01/2014) (a)	9,430,000
		10,430,000
Guam —0.1%
100,000	Guam International Airport Authority Revenue— Series A 3.000%, 10/01/2014	100,680
150,000	Guam International Airport Authority Revenue— Series B 3.000%, 10/01/2014	151,020
500,000	Guam International Airport Authority Revenue— Series C 3.000%, 10/01/2014	502,160
		753,860
Hawaii—0.4%
5,000,000	Hawaii Health System Corp. Maui Regional System Revenue, Bond Anticipation Notes—Series 2013 2.250%, 02/01/2015	5,001,200

The accompanying notes are an integral part of these financial statements.

75

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—6.7%
$63,470,000	Chicago Board of Education,—Series-DCL-2012-001 (LOC: Dexia Credit Local) 0.901%, 12/01/2034 (Putable on 05/01/2014) (a)	$63,470,000
2,165,000	Illinois Development Finance Authority Industrial Development Revenue, Durex Industries Project (LOC: RBS Citizens N.A.) 0.580%, 12/01/2023 (Putable on 05/01/2014) (a)	2,165,000
4,400,000	Springfield Airport Authority, Allied-Signal, Inc. Project 5.000%, 09/01/2018 (Putable on 05/07/2014) (a)	4,400,000
5,000,000	State of Illinois, General Obligation Bond—Series 2014 (CS: Assured Guaranty) 5.000%, 04/01/2015	5,208,150
		75,243,150
Indiana—6.7%
1,000,000	City of Indianapolis Industrial Development Revenue, Joint Clutch Service (LOC: PNC Bank N.A.) 0.840%, 12/01/2014 (Putable on 05/01/2014) (a)	1,000,000
8,230,000	Indiana Finance Authority Economic Development Revenue, Republic Services, Inc. Project—Series A 0.470%, 05/01/2034 (Putable on 06/02/2014) (a)	8,230,082
6,435,000	Indiana Finance Authority Environmental Improvement Revenue, Mittal Steel U.S.A, Inc. Project (LOC: Banco Bilbao Vizcaya Argentaria) 0.550%, 08/01/2030 (Putable on 05/07/2014) (a)	6,435,000
59,760,000	Indiana Finance Authority, Multifamily HSG Revenue (LIQ FAC: Citigroup) 1.000%, 10/26/2017 (Putable on 05/01/2014) (a)	59,760,000
		75,425,082
Iowa—0.1%
1,200,000	Iowa Higher Education Loan Authority Revenue, University Dubuque—Series A 3.000%, 05/15/2014	1,200,996
Kansas—0.2%
1,000,000	City of Dodge City Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.320%, 03/01/2027 (Putable on 05/01/2014) (a)	1,000,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Kansas—continued
$1,000,000	City of Liberal KS Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.320%, 02/01/2029 (Putable on 05/01/2014) (a)	$1,000,000
		2,000,000
Kentucky—0.7%
2,000,000	Lexington-Fayette Urban County Government Revenue, Richmond Place Associates, L.P. Project (LOC: Bank of America N.A.) 0.400%, 04/01/2015	2,000,000
6,000,000	Pulaski County Solid Waste Disposal Revenue, National Rural Utilities—East Kentucky Power—Series B 0.650%, 08/15/2023 (Putable on 08/15/2014) (a)	6,001,860
		8,001,860
Louisiana—2.1%
250,000	Louisiana Citizens Property Insurance Corp. Assessment Revenue 2.000%, 06/01/2014	250,223
2,050,000	Louisiana Housing Finance Agency Revenue, Multifamily Housing Restoration—Series A (LOC: Regions Bank) 0.600%, 12/01/2032 (Putable on 05/01/2014)(a)	2,050,000
2,625,000	Louisiana Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Loan B (LOC: Capital One Bank N.A.) 0.620%, 07/01/2033 (Putable on 05/01/2014) (a)	2,625,000
865,000	Louisiana Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Series B (LOC: Capital One Bank N.A.) 0.620%, 07/01/2033 (Putable on 05/01/2014) (a)	865,000
1,630,000	North Webster Parish Industrial Development Revenue, CSP Project (LOC: Regions Bank) 2.100%, 09/01/2021 (Putable on 05/01/2014) (a)	1,630,000
1,320,000	Ouachita Parish Industrial Development Board, Garrett Manufacturing LLC (LOC: Regions Bank) 0.700%, 12/01/2016 (Putable on 05/07/2014) (a)	1,320,000

The accompanying notes are an integral part of these financial statements.

76

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—continued
$15,000,000	Plaquemines LA Port Harbor & Terminal District Revenue, International Marine Terminal Project—Series A, (LOC: Wells Fargo Bank N.A.) 0.500%, 03/15/2025 (Putable on 03/15/2015) (a)	$15,000,000
		23,740,223
Maryland—0.0%(b)
250,000	Maryland Economic Development Corp. Student Housing Revenue, Morgan State University Project 3.000%, 07/01/2014	250,393
Massachusetts—1.3%
9,105,000	Massachusetts Development Finance Agency, Jewish Rehabilitation Center—Series A (LOC: RBS Citizens N.A.) 0.300%, 04/01/2041 (Putable on 05/01/2014) (a)	9,105,000
1,000,000	Massachusetts Development Finance Agency, Waste Management, Inc.—Series B 2.125%, 12/01/2029 (Putable on 12/01/2015) (a)	1,023,510
4,504,617	Massachusetts Housing Finance Agency Revenue—Series 2970 (CS: Assured Gty LIQ FAC Morgan Stanley Bank) 0.870%, 07/01/2025 (Putable on 05/01/2014) (a)	4,504,617
		14,633,127
Michigan—2.2%
1,000,000	City of Detroit Sewage Disposal System Revenue,—Series A 5.000%, 07/01/2014	1,002,080
7,900,000	City of Detroit Sewage Disposal System Revenue, Senior Lien—Series 1182 (CS: Assured Guaranty; LOC: Rabobank Int.) 1.120%, 07/01/2029 (Putable on 05/01/2014) (a)	7,900,000
300,000	City of Detroit Sewage Disposal System Revenue, Senior Lien—Series A (CS: Assured Guaranty) 5.000%, 07/01/2015	300,330
250,000	Detroit Wayne County Stadium Authority Revenue, Wayne County Limited Tax General Obligation 5.000%, 10/01/2014	253,160
1,000,000	Michigan Finance Authority Revenue, Crittenton Hospital Medical Center—Series A 4.000%, 06/01/2014	1,002,360
500,000	Michigan Finance Authority Revenue, Detroit School District 4.000%, 06/01/2014	501,345
Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$1,200,000	Michigan Finance Authority Revenue, Detroit School District 5.000%, 06/01/2014	$1,204,200
10,000,000	Michigan Finance Authority, St. AID Revenue— Series C 4.375%, 08/20/2014	10,085,000
2,000,000	Michigan Strategic Fund Limited Obligations Revenue, Waste Management, Inc. Project 1.500%, 08/01/2027 (Putable on 08/01/2014) (a)	2,004,900
		24,253,375
Mississippi—7.1%
68,000,000	Mississippi Business Finance Corp. Revenue, PSL—North America LLC Project—Series A (LOC: ICICI Bank) 2.650%, 11/01/2032 (Putable on 05/01/2014) (a)	68,000,000
6,495,000	Mississippi Business Finance Corp., Hattiesburg Clinic Professional Association Project (LOC: Regions Bank) 0.500%, 11/01/2026 (Putable on 05/01/2014) (a)	6,495,000
4,560,000	Mississippi Business Finance Corp., Tri-State Truck Center, Inc. Project (LOC: Regions Bank) 0.500%, 03/01/2033 (Putable on 05/01/2014) (a)	4,560,000
		79,055,000
Missouri—0.3%
1,245,000	Missouri Health & Educational Facilities Authority Health Facilities Revenue, Freeman Health System 5.000%, 02/15/2015	1,274,917
1,930,000	Missouri Health & Educational Facilities Authority Revenue, St. Louis College of Pharmacy Project 2.000%, 05/01/2014	1,930,000
		3,204,917
Montana—0.7%
8,000,000	City of Livingston, Revenue Anticipation Notes, Livingston Healthcare Project—Series 2013 2.000%, 12/01/2015	8,008,400
Nebraska—0.1%
655,000	Central Plains Energy Project, Gas Project Revenue Project No. 3 (CS: Goldman Sachs) 4.000%, 09/01/2014	661,642
New Hampshire—0.1%
1,000,000	New Hampshire Health & Education Facilities Authority Revenue, Catholic Medical Center 4.000%, 07/01/2014	1,004,400

The accompanying notes are an integral part of these financial statements.

77

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—10.9%
$3,830,000	Casino Reinvestment Development Authority—Series A (CS: NATL-RE) 5.000%, 06/01/2016	$3,988,754
6,400,000	City of Atlantic City, Bond Anticipation Notes—Series 2014 1.750%, 02/03/2015	6,430,464
4,500,000	City of Newark, General Obligation Notes—Series B 1.500%, 06/26/2014	4,505,490
7,000,000	City of Newark, General Obligation Notes—Series D 1.500%, 06/26/2014	7,008,610
5,119,000	City of Newark, General Obligation Notes—Series E 1.500%, 12/10/2014	5,138,657
1,000,000	City of Newark, School Promissory Notes—Series C 1.500%, 06/26/2014	1,001,190
21,000,000	City of Newark, Tax Anticipation Notes—Series A 1.750%, 02/20/2015	21,065,100
9,795,000	New Jersey Economic Development Authority Revenue, Arbor Glen of Bridgewater Project (LOC: Sovereign Bank N.A.) 0.800%, 05/15/2033 (Putable on 05/01/2014) (a)	9,795,000
36,300,000	New Jersey Economic Development Authority Revenue, Port Newark Container Terminal LLC Project—Series—B (LOC: Sovereign Bank N.A.) 1.000%, 07/01/2030 (Putable on 05/07/2014) (a)	36,300,000
480,000	New Jersey Health Care Facilities Financing Authority Revenue, Barnabas Health—Series A 4.000%, 07/01/2015	497,064
1,290,000	New Jersey Health Care Facilities Financing Authority Revenue, Palisades Medical Center Obligation Group 4.000%, 07/01/2014	1,294,205
23,045,000	New Jersey Higher Education Student Assistance Authority (CS: Assured Guaranty; SPA: Citibank N.A.) 0.420%, 06/01/2016 (Putable on 05/01/2014) (a)	23,045,000
500,000	New Jersey Higher Education Student Assistance Authority Senior Student Loan Revenue—Series—1A 4.000%, 12/01/2014	510,100
2,225,800	Township of Irvington, General Obligation Notes 2.250%, 06/20/2014	2,227,447
		122,807,081

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—11.9%
$5,385,000	City of Glen Cove, Bond Anticipation Notes—Series A 1.500%, 10/01/2014	$5,393,831
545,000	City of Poughkeepsie, Public Improvement—Series A 3.125%, 04/15/2015	555,856
4,100,000	City of Utica, Bond Anticipation Notes—Series A 1.500%, 02/25/2015	4,118,860
500,000	City of Yonkers General Obligation Bond—Series A 2.000%, 07/01/2014	501,195
1,530,000	City of Yonkers General Obligation Bond—Series A 4.000%, 07/01/2015	1,586,549
1,000,000	City of Yonkers General Obligation Bond—Series C 2.000%, 08/15/2014	1,004,210
1,000,000	City of Yonkers General Obligation Bond—Series C 4.000%, 08/15/2015	1,040,980
3,860,000	Franklin County Solid Waste Management Authority, Revenue Bond Anticipation Notes 1.000%, 03/31/2015	3,860,116
385,000	Nassau County Local Economic Assistance Corp. Revenue, South Nassau Communities Hospital Project 4.000%, 07/01/2014	386,975
1,000,000	Nassau County Local Economic Assistance Corp. Revenue, Winthrop University Hospital Association Project 4.000%, 07/01/2014	1,005,340
1,000,000	New York City Industrial Development Agency Airport Facilities Revenue, TRIPs Obligated Group—Series A 5.000%, 07/01/2014	1,004,980
10,400,000	New York City Municipal Water Finance Authority, Water & Sewer System Revenue (SPA: Dexia Credit Local) 0.290%, 06/15/2032 (Putable on 05/01/2014) (a)	10,400,000
2,500,000	New York City, General Obligation Bond, Fiscal 2008 Series J—5 (SPA: Dexia Credit Local) 0.290%, 08/01/2028 (Putable on 05/01/2014) (a)	2,500,000
1,285,000	New York Dormitory Authority Revenue, Long Island University 3.000%, 09/01/2014	1,293,147
3,734,732	Prattsburgh Central School District, Bond Anticipation Notes 1.000%, 06/27/2014	3,735,218
2,350,000	Rockland County, Bond Anticipation Notes—Series B 2.000%, 06/05/2014	2,353,055

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—continued
$500,000	Rockland County, General Obligation Bond—Series B 3.000%, 12/15/2014	$506,720
31,500,000	Rockland County, Revenue Anticipation Notes—Series B 1.750%, 06/27/2014	31,550,400
6,000,000	Rockland County, Tax Anticipation Notes 2.000%, 03/17/2015	6,054,720
8,000,000	Suffolk County, Revenue Anticipation Notes 1.500%, 03/26/2015	8,074,080
28,000,000	Suffolk County, Tax Anticipation Notes—Series I 1.500%, 08/14/2014	28,099,120
2,500,000	Town of Oyster Bay, Bond Anticipation Notes—Series B 5.000%, 08/08/2014	2,528,950
10,000,000	Town of Ramapo, Bond Anticipation Notes 4.700%, 05/28/2014	10,008,500
5,750,000	Ulster County Industrial Development Agency, Civic Facility Revenue, Kingston Regional Senior Living Corp.—Woodland Pond At New Paltz Project—Series C (LOC: Sovereign Bank N.A.) 0.850%, 09/15/2037 (Putable on 05/01/2014) (a)	5,750,000
500,000	Westchester Tobacco Asset Securitization Corp. 5.000%, 06/01/2026	500,600
		133,813,402
North Carolina—0.6%
7,000,000	North Carolina Capital Facilities Finance Agency, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series B 0.450%, 12/01/2020 (Putable on 06/02/2014) (a)	7,000,070
Ohio—1.9%
3,005,000	City of Marysville, Tax Increment Financing Revenue Notes, Coleman’s Crossing Development (LOC: Fifth Third Bank) 2.250%, 08/27/2014	3,018,582
1,415,000	City of Marysville, Tax Increment Financing Revenue, City Gate Development (LOC: Fifth Third Bank) 2.250%, 08/27/2014	1,421,396
7,230,000	Columbus Regional Airport Authority Revenue, West Bay Apartments Project (LOC: Sovereign Bank N.A.) 0.860%, 12/01/2034 (Putable on 05/01/2014) (a)	7,230,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—continued
$475,000	Fairfield County Hospital Facilities Revenue, Fairfield Medical Center Project 3.000%, 06/15/2014	$475,912
9,000,000	Ohio Water Development Authority, Solid Waste Revenue, Waste Management Project 2.250%, 11/01/2022 (Putable on 11/02/2015) (a)	9,221,580
		21,367,470
Oklahoma—0.3%
250,000	Comanche County Hospital Authority Revenue—Series A 4.000%, 07/01/2014	250,733
3,300,000	Oklahoma Development Finance Authority, Public Service Co. Project 5.250%, 06/01/2014	3,311,715
		3,562,448
Oregon—0.3%
3,150,000	Gilliam County, Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series A 0.850%, 08/01/2025 (Putable on 05/01/2014)(a)	3,150,000
150,000	Multnomah County Hospital Facilities Authority Revenue, Terwilliger Plaza, Inc. 2.000%, 12/01/2014	151,181
		3,301,181
Pennsylvania—2.7%
5,080,000	Allegheny County Airport Authority Revenue (CS: NATL-RE; LOC: Dexia Credit Local) 0.480%, 01/01/2022 (Putable on 05/01/2014) (a)	5,080,000
5,220,000	Allegheny County Airport Authority Revenue (CS: NATL-RE; LOC: Dexia Credit Local) 0.550%, 01/01/2021 (Putable on 05/01/2014) (a)	5,220,000
1,100,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center—Series B 5.000%, 06/15/2018	1,105,643
455,000	Lancaster Industrial Development Authority Revenue, Garden Spot Village Project 3.000%, 05/01/2014	455,000
270,000	Northampton County Industrial Development Authority Revenue, Morningstar Senior Living, Inc. Project 2.400%, 07/01/2014	270,021

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—continued
$3,670,000	Pennsylvania Economic Development Financing Authority, First Energy Generation LLC—Series A 3.375%, 12/01/2040 (Putable on 07/01/2015) (a)	$3,728,133
1,800,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series A 0.450%, 04/01/2019 (Putable on 07/01/2014) (a)	1,800,000
10,000,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 0.500%, 08/01/2045 (Putable on 05/01/2014) (a)	10,000,000
2,000,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 1.750%, 12/01/2033 (Putable on 12/01/2015) (a)	2,041,320
		29,700,117
Puerto Rico—3.9%
4,365,000	Commonwealth of Puerto Rico, General Obligation Bonds—Series A 5.250%, 07/01/2014	4,358,933
750,000	Commonwealth of Puerto Rico, General Obligation Bonds 6.500%, 07/01/2014	747,930
725,000	Commonwealth of Puerto Rico, General Obligation Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2014	725,834
8,000,000	Government Development Bank for Puerto Rico Revenue (CS: NATL-RE) 4.750%, 12/01/2015 (a)	8,006,000
900,000	Puerto Rico Electric Power Authority—Series JJ (CS: NATL-RE) 5.250%, 07/01/2014	903,294
500,000	Puerto Rico Electric Power Authority—Series UU (CS: Assured Guaranty Municipal) 5.000%, 07/01/2014	501,625
3,800,000	Puerto Rico Electric Power Authority—Series WW 5.250%, 07/01/2014	3,813,908
500,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue, International American University Project 4.000%, 10/01/2014	503,480

Principal Amount	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$250,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue, Universidad Sacred Heart Project 3.000%, 10/01/2014	$249,982
250,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue, Universidad Sacred Heart Project 4.000%, 10/01/2015	252,172
1,000,000	Puerto Rico Municipal Finance Agency Revenue—Series B (CS: Assured Guaranty Municipal) 5.000%, 07/01/2014	1,001,430
2,425,000	Puerto Rico Public Buildings Authority Revenue, Government Facilities—Series H (CS: FGIC) 5.250%, 07/01/2014	2,421,629
4,905,000	Puerto Rico Public Buildings Authority Revenue, Government Facilities—Series M 5.750%, 07/01/2014	4,885,674
5,000,000	University of Puerto Rico Revenue—Series P 5.000%, 06/01/2014	4,976,800
5,585,000	University of Puerto Rico Revenue—Series Q 5.000%, 06/01/2014	5,559,086
4,835,000	University of Puerto Rico Revenue—Series Q 5.000%, 06/01/2015	4,436,161
		43,343,938
Rhode Island—0.1%
500,000	Rhode Island Economic Development Corp. Revenue, Airport Revenue—Series C 3.000%, 07/01/2014	501,795
900,000	Rhode Island Health & Educational Building Corp. Revenue, Hospital Financing Revenue, Lifespan Obligated Group Issue—Series A (CS: Assured Guaranty Municipal) 5.000%, 05/15/2015	940,320
		1,442,115
Tennessee—2.3%
8,450,000	Franklin Public Building Authority, Local Government Public Improvement Bonds—Series 101-A-1 (SPA: DEPFA Bank PLC) 0.290%, 06/01/2037 (Putable on 05/01/2014) (a)	8,450,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—continued
$5,000,000	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. of Tennessee Project 0.500%, 07/02/2035 (Putable on 05/01/2014) (a)	$5,000,000
170,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, The Blakeford at Green Hills, 2.000%, 07/01/2014	170,190
2,830,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Wedgewood—Series A (LOC: Regions Bank) 0.600%, 06/01/2034 (Putable on 05/02/2014) (a)	2,830,000
6,000,000	Metropolitan Government Nashville & Davidson County Industrial Development Board Exempt Revenue, Waste Management, Inc. of Tennessee Project 1.500%, 08/01/2031 (Putable on 08/01/2014) (a)	6,014,700
3,800,000	Metropolitan Government Nashville & Davidson County Industrial Development Board Revenue, Rodgers Welch Venture (LOC: Regions Bank) 2.250%, 12/01/2014 (Putable on 05/06/2014) (a)	3,800,000
		26,264,890
Texas—8.2%
17,500,000	Brazos River Authority, Texas Competitive Electric Holdings Co. (LOC: Citibank N.A.) 0.310%, 05/01/2033 (Putable on 05/01/2014) (a)	17,500,000
2,920,000	Fort Bend County Industrial Development Corp., Aaron Rents, Inc. Project (LOC: Wells Fargo Bank N.A.) 0.330%, 01/01/2026 (Putable on 05/01/2014) (a)	2,920,000
2,000,000	Harris County Industrial Development Corp. Solid Waste Disposal Revenue, Deer Park Refining Ltd. Partnership Project 0.370%, 03/01/2023 (Putable on 05/01/2014) (a)	2,000,000
10,000,000	Mission TX Economic Development Corp. Solid Waste Disposal Revenue, Waste Management, Inc. 1.500%, 08/01/2020 (Putable on 08/01/2014) (a)	10,024,500

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas— continued
$19,100,000	Port of Port Arthur Navigation District, Environmental Facilities Revenue, Motiva Enterprises LLC Project—Series E 0.330%, 11/01/2040 (Putable on 05/01/2014) (a)	$19,100,000
10,100,000	Port of Port Arthur Navigation District, Motiva Enterprises LLC— Series B 0.330%, 04/01/2040 (Putable on 05/01/2014) (a)	10,100,000
1,500,000	Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue,—Series 2012 (CS: Macquarie Group Ltd.) 5.000%, 12/15/2014	1,533,090
2,000,000	Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue,—Series 2012 (CS: Macquarie Group, Ltd.) 5.000%, 12/15/2015	2,109,660
9,000,000	Texas Transportation Commission Turnpike System Revenue, —Series B 1.250%, 08/15/2042 (Putable on 02/15/2015) (a)	9,038,250
13,190,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series A (LOC: Compass Bank) 0.620%, 06/01/2038 (Putable on 05/01/2014) (a)	13,190,000
4,155,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series B (LOC: Compass Bank) 0.620%, 06/01/2031 (Putable on 05/01/2014) (a)	4,155,000
		91,670,500
Virginia—7.0%
1,750,000	Amelia County Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project 0.625%, 04/01/2027 (Putable on 04/01/2015) (a)	1,750,000
70,350,000	Capital Beltway Funding Corp., Hot Lanes—Series B (LOC: Banco Espirito Santo SA) 1.000%, 12/31/2047 (Putable on 05/01/2014) (a)	70,350,000
1,000,000	Gloucester County Industrial Development Authority Solid Waste Disposal Revenue, Waste Management, Inc. 1.600%, 09/01/2038 (Putable on 05/01/2014) (a)	1,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Virginia—continued
$5,000,000	King George County Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project 1.000%, 06/01/2023 (Putable on 05/01/2014) (a)	$5,000,000
		78,100,000
Wyoming—0.3%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.—Series A 0.750%, 06/01/2024 (Putable on 05/07/2014) (a)	2,855,000
	Total Municipal Bonds (Cost $1,128,274,288)	1,128,185,426

Shares	Security Description	Value

Money Market Funds—0.0%(b)
95,444	BlackRock Liquidity Funds: MuniCash Portfolio, 0.01%	$95,444
	Total Money Market Funds (Cost $95,444)	95,444
Total Investments (Cost $1,128,369,732)—100.6%		1,128,280,870
Liabilities in Excess of Other Assets—(0.6)%		(6,286,305)
TOTAL NET ASSETS 100.0%		$1,121,994,565

Percentages are stated as a percent of net assets.

(a) Variable Rate Security—The rate reported is the rate in effect as of April 30, 2014.

(b) Amount is less than 0.05%.

ARN—Auction Rate Note

CS—Credit Support

CSP—Continental Structural Plastics

FGIC—Federal Guaranty Insurance Co.

LIQ FAC—Liquidity Facility

LOC—Letter of Credit

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—101.8%
Alabama—0.2%
$355,000	Mobile AL Industrial Development Board Pollution Control Revenue, Alabama Power Co., Barry Plant Project 0.450%, 07/15/2034 (Putable on 09/23/2014) (a)	$355,000
California—0.2%
350,000	Los Angeles Regional Airports Improvement Corp. Lease Revenue, Los Angeles International Airport (LOC: Societe Generale) 0.400%, 12/01/2015 (Putable on 05/07/2014) (a)	350,000
Colorado—5.1%
2,790,000	Colorado Housing & Finance Authority Economic Development Revenue, Monaco LLC—Series A (LOC: UMB Bank N.A.) 0.240%, 12/01/2027 (Putable on 05/07/2014) (a)	2,790,000
2,150,000	Colorado Housing & Finance Authority Economic Development Revenue, Pacific Instruments Project (LOC: Wells Fargo Bank N.A.) 0.330%, 08/01/2020 (Putable on 05/07/2014) (a)	2,150,000
2,245,000	Colorado Housing & Finance Authority Economic Development Revenue, Popiel Properties LLC Project—Series A (LOC: UMB Bank N.A.) 0.320%, 12/01/2029 (Putable on 05/07/2014) (a)	2,245,000
200,000	Midcities Metropolitan District No. 1 Special Revenue—Series B (LOC: BNP Paribas) 0.230%, 12/01/2031 (Putable on 05/07/2014) (a)	200,000
		7,385,000
Florida—4.4%
750,000	Broward County Housing Finance Authority Sailboat Bend Artist Lofts Project (LOC: Citibank N.A.) 0.300%, 04/15/2038 (Putable on 05/07/2014) (a)	750,000
3,400,000	Manatee County Industrial Development Revenue, Gaemmerler U.S. Corp. (LOC: Wells Fargo Bank N.A.) 0.330%, 10/01/2035 (Putable on 05/07/2014) (a)	3,400,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$2,220,000	Sarasota County Industrial Development Revenue, Tervis Tumbler Co. (LOC: Bank of America N.A.) 0.300%, 11/01/2024 (Putable on 05/07/2014) (a)	$2,220,000
		6,370,000
Georgia—1.1%
1,600,000	Rome—Floyd County Development Authority Revenue, Steel King Industries, Inc. Project (LOC: BMO Harris Bank N.A.) 0.280%, 07/01/2020 (Putable on 05/07/2014) (a)	1,600,000
Illinois—13.1%
7,970,000	City of Chicago, Deutsche Bank Spears/Lifers Trust, Various States Gold—Series DBE-494 (CS: Deutsche Bank AG) 0.220%, 01/01/2029 (Putable on 05/07/2014) (a)(b) .	7,970,000
1,120,000	City of East Moline, Rock Island County Industrial Development Revenue, Elliott Aviation (LOC: U.S. Bank N.A.) 0.230%, 12/01/2019 (Putable on 05/07/2014) (a)	1,120,000
500,000	Des Plaines Industrial Development Revenue, MMP Properties LLC (LOC: JPMorgan Chase Bank) 0.390%, 10/01/2018 (Putable on 05/07/2014) (a)	500,000
310,000	Elk Grove Village Industrial Development Revenue, Rainbow Fish House, Inc. Project (LOC: JPMorgan Chase Bank) 0.590%, 05/01/2016 (Putable on 05/07/2014) (a)	310,000
1,000,000	Elmhurst Industrial Development Revenue, John Sakash Co., Inc. Project (LOC: Bank of America N.A.) 0.320%, 02/01/2025 (Putable on 05/07/2014) (a)	1,000,000
875,000	Illinois Finance Authority Industrial Development Revenue, 2500 DevelGroup LLC—Series A (LOC: JPMorgan Chase Bank) 0.300%, 01/01/2021 (Putable on 05/07/2014) (a)	875,000
955,000	Illinois Finance Authority Industrial Development Revenue, Alpha Beta Press, Inc.—Series A (LOC: JPMorgan Chase Bank) 0.390%, 06/01/2020 (Putable on 05/07/2014) (a)	955,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$345,000	Illinois Finance Authority Industrial Development Revenue, Church Road Partnership (LOC: JPMorgan Chase Bank) 0.390%, 10/01/2017 (Putable on 05/07/2014) (a)	$345,000
1,875,000	Illinois Finance Authority Industrial Development Revenue, Industrial Steel Construction, Inc. (LOC: JPMorgan Chase Bank) 0.390%, 07/15/2023 (Putable on 05/07/2014) (a)	1,875,000
495,000	Illinois Finance Authority Industrial Development Revenue, Merug LLC—Series B (LOC: JPMorgan Chase Bank) 0.390%, 12/01/2018 (Putable on 05/07/2014) (a)	495,000
260,000	Illinois Finance Authority Revenue, Knead Dough Baking Co. Project (LOC: JPMorgan Chase Bank) 0.590%, 09/01/2025 (Putable on 05/07/2014) (a)	260,000
1,000,000	Illinois Finance Authority Revenue, Reliable Materials Project (LOC: Fifth Third Bank) 0.390%, 06/01/2026 (Putable on 05/07/2014) (a)	1,000,000
335,000	Village of Hanover Park Industrial Development Revenue, Spectra-Tech, Inc. Project (LOC: BMO Harris Bank N.A.) 0.580%, 08/01/2017 (Putable on 05/07/2014) (a)	335,000
2,065,000	Village of Woodridge, DuPage, Will & Cook Counties Industrial Development Revenue, Home Run Inn Frozen Food (LOC: JPMorgan Chase Bank) 0.390%, 10/01/2025 (Putable on 05/07/2014) (a)	2,065,000
		19,105,000
Indiana—5.0%
565,000	City of South Bend Economic Development Revenue, Dynamic R.E.H.C., Inc. Project, (LOC: KeyBank N.A.) 0.700%, 09/01/2020 (Putable on 05/07/2014) (a)	565,000
1,785,000	Indiana Finance Authority Development Revenue, TTP, Inc. Project (LOC: Bank of America N.A.) 0.270%, 02/01/2026 (Putable on 05/07/2014) (a)	1,785,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—continued
$5,000,000	Posey County Economic Development Revenue, Midwest Fertilizer Corp. Project—Series A (CS: Midwest Fertilizer Corp.) 0.300%, 07/01/2046 (Putable on 11/18/2014) (a)	$5,000,000
		7,350,000
Kentucky—3.4%
5,000,000	Kenton County Airport Board, Special Facilities Revenue, FlightSafety International, Inc. Project—Series A (CS: Berkshire Hathaway, Inc.) 0.130%, 06/01/2021 (Putable on 05/07/2014) (a)	5,000,000
Louisiana—6.1%
2,635,000	Caddo-Bossier Parishes Port Commission Revenue, Oakley Louisiana, Inc. (LOC: Bank of America N.A.) 0.370%, 01/01/2028 (Putable on 05/07/2014) (a)	2,635,000
1,200,000	Parish of Ascension, Variable Rate Demand Revenue Bonds, BASF Corp. 0.260%, 03/01/2025 Putable on 05/07/2014) (a)	1,200,000
5,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project—Series A (LOC: Wells Fargo Bank N.A.) 0.500%, 03/15/2025 (Putable on 03/15/2015) (a)	5,000,000
		8,835,000
Michigan—9.4%
790,000	Michigan Strategic Fund Limited Obligation Revenue, Dawnbreakers LLC (LOC: Fifth Third Bank) 0.280%, 05/01/2018 (Putable on 05/07/2014) (a)	790,000
1,400,000	Michigan Strategic Fund Limited Obligation Revenue, Envelope Printery, Inc. (LOC: Fifth Third Bank) 0.260%, 03/01/2027 (Putable on 05/07/2014) (a)	1,400,000
5,845,000	Michigan Strategic Fund Limited Obligation Revenue, Glastender, Inc. (LOC: JPMorgan Chase Bank) 0.200%, 11/01/2023 (Putable on 05/07/2014) (a)	5,845,000
5,250,000	Michigan Strategic Fund Limited Obligation Revenue, Sacred Heart Rehabilitation Center (LOC: Fifth Third Bank) 0.240%, 03/01/2037 (Putable on 05/07/2014) (a)	5,250,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$300,000	Michigan Strategic Fund Limited Obligation Revenue, Warren Screw Products, Inc. (LOC: JPMorgan Chase Bank) 0.570%, 09/01/2016 (Putable on 05/07/2014) (a)	$300,000
100,000	Sterling Heights Economic Development Corp. Revenue, Kunath Enterprises LLC (LOC: JPMorgan Chase Bank) 0.570%, 02/01/2016 (Putable on 05/07/2014) (a)	100,000
		13,685,000
New Jersey—3.5%
1,120,000	Burlington County Bridge Commission Revenue, Lutheran Home at Moorestown Project—Series A (LOC: TD Bank N.A.) 0.140%, 12/01/2025 (Putable on 05/07/2014) (a)	1,120,000
3,000,000	Hudson County Improvement Authority, Guaranteed Pooled Notes—Series Q-1 2.000%, 07/25/2014	3,009,369
1,000,000	Hudson County Improvement Authority, Guaranteed Pooled Notes—Series S-1 1.000%, 12/10/2014	1,003,647
		5,133,016
New Mexico—3.7%
380,000	Albuquerque Industrial Development Revenue, Karsten Co.—Series A (LOC: U.S. Bank N.A.) 0.250%, 12/01/2017 (Putable on 05/07/2014) (a)	380,000
5,000,000	Santa Fe County Education Facility Revenue, Archdioceses of Santa Fe School Project—Series A (LOC: U.S. Bank N.A.) 0.270%, 06/01/2028 (Putable on 05/07/2014) (a)	5,000,000
		5,380,000
New York—1.6%
815,000	Erie County Industrial Development Agency Revenue, Heritage Centers Project (LOC: KeyBank N.A.) 0.280%, 09/01/2018 (Putable on 05/07/2014) (a)	815,000
1,000,000	Nassau County, Tax Anticipation Notes—Series A 2.000%, 09/15/2014	1,005,451
560,000	New York City Industrial Development Agency, Allway Tools, Inc. (LOC: Citibank N.A.) 0.320%, 08/01/2017 (Putable on 05/07/2014) (a)	560,000
		2,380,451
Principal Amount	Security Description	Value

Municipal Bonds—continued
North Carolina—4.9%
$7,100,000	Davidson County Industrial Facilities & Pollution Control Financing Authority Revenue, Dieboid, Inc. (LOC: Bank of America N.A.) 0.350%, 06/01/2017 (Putable on 05/07/2014) (a)	$7,100,000
Ohio—1.4%
200,000	City of Marysville, Tax Increment Financing Revenue, City Gate Development (LOC: Fifth Third Bank) 2.250%, 08/27/2014	200,477
1,895,000	Stark County Industrial Development Authority, H-P Products, Inc. (LOC: KeyBank N.A.) 0.260%, 06/01/2018 (Putable on 05/07/2014) (a)	1,895,000
		2,095,477
Pennsylvania—2.7%
4,000,000	Washington County Hospital Authority Revenue, Washington Hospital—Series A (LOC: PNC Bank N.A.) 0.500%, 07/01/2037 (Putable on 07/01/2014) (a)	4,000,000
South Carolina—1.7%
2,400,000	South Carolina Jobs—Economic Development Authority, Dorris Properties LLC Project (LOC: TD Bank N.A.) 0.150%, 07/01/2032 (Putable on 05/07/2014) (a)	2,400,000
Tennessee—6.6%
7,500,000	Hendersonville Industrial Development Board—Series A (LOC: Fifth Third Bank) 0.240%, 05/01/2036 (Putable on 05/07/2014) (a)	7,500,000
2,100,000	Union City Industrial Development Board, Industrial Development Revenue, Kohler Co. Project (LOC: Wells Fargo Bank N.A.) 0.330%, 10/01/2020 (Putable on 05/07/2014) (a)	2,100,000
		9,600,000
Texas—13.8%
2,600,000	Dallam County Industrial Development Corp., Rick & Janice Van Ryan (LOC: Wells Fargo Bank N.A.) 0.320%, 07/01/2037 (Putable on 05/07/2014) (a)	2,600,000
7,300,000	Jefferson County Industrial Development Corp. Revenue, Jefferson Refinery LLC—Series A (CS: Branch Bank & Trust) 0.600%, 12/01/2040 (Putable on 07/15/2014) (a)	7,300,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$6,700,000	Port of Corpus Christi Solid Waste Disposal Revenue, Flint Hills Resources LP, West Plant Project—Series A 0.110%, 07/01/2029 (Putable on 05/07/2014) (a)	$6,700,000
3,500,000	Port of Port Arthur Navigation District Revenue, BASF Corp. 0.260%, 04/01/2033 (Putable on 05/07/2014) (a)	3,500,000
		20,100,000
Utah—1.3%
1,860,000	City of West Jordan Industrial Development Revenue, PenCo Products, Inc. (LOC: KeyBank N.A.) 0.370%, 04/01/2019 (Putable on 05/07/2014) (a)	1,860,000
Washington—5.5%
1,870,000	Seattle Housing Authority Revenue, Douglas Apartments (LOC: KeyBank N.A.) 0.280%, 06/01/2040 (Putable on 05/07/2014) (a)	1,870,000
920,000	Washington Economic Development Finance Authority, Art & Theresa Mensonides—Series I (LOC: Wells Fargo Bank N.A.) 0.320%, 10/01/2016 (Putable on 05/07/2014) (a)	920,000
1,400,000	Washington Economic Development Finance Authority, Belina Interiors, Inc.—Series E (LOC: KeyBank N.A.) 0.770%, 08/01/2033 (Putable on 05/07/2014) (a)	1,400,000
1,110,000	Washington Economic Development Finance Authority, Belina Interiors, Inc.—Series F (LOC: KeyBank N.A.) 0.770%, 11/01/2023 (Putable on 05/07/2014) (a)	1,110,000
2,745,000	Washington Economic Development Finance Authority, Wesmar Co., Inc. Project—Series F (LOC: U.S. Bank N.A.) 0.240%, 07/01/2032 (Putable on 05/07/2014) (a)	2,745,000
		8,045,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—7.1%
$2,510,000	City of Baraboo, Industrial Development Revenue, Series 2007, Teel Plastics, Inc., Project (LOC: BMO Harris Bank N.A.) 0.480%, 11/01/2042 (Putable on 05/07/2014) (a)	$2,510,000
1,000,000	Mequon Industrial Development Revenue, Gateway Plastics, Inc.— Series A (LOC: JPMorgan Chase Bank) 0.390%, 08/01/2026 (Putable on 05/07/2014) (a)	1,000,000
1,585,000	Mequon Industrial Development Revenue, SPI Lighting (LOC: BMO Harris Bank N.A.) 0.480%, 12/01/2023 (Putable on 05/07/2014) (a)	1,585,000
500,000	Milwaukee Redevelopment Authority, Kubin Nicholson Corp. Project—Series A (LOC: BMO Harris Bank N.A.) 0.480%, 08/01/2020 (Putable on 05/07/2014) (a)	500,000
925,000	Rhinelander Industrial Development Revenue, Super Diesel/SDI Properties (LOC: JPMorgan Chase Bank) 0.430%, 07/01/2021 (Putable on 05/07/2014) (a)	925,000
2,825,000	Village of Menomonee Falls Industrial Development Revenue, AJ Die-Namics Project (LOC: BMO Harris Bank N.A.) 0.480%, 11/01/2036 (Putable on 05/07/2014) (a)	2,825,000
1,000,000	Wausau Industrial Development Revenue, Apogee Enterprises, Inc. (LOC: Comerica Bank) 0.240%, 03/01/2022 (Putable on 05/07/2014) (a)	1,000,000
		10,345,000
	Total Municipal Bonds (Cost $148,473,944)	148,473,944

Shares
Money Market Funds—0.0% (c)
27,657	BlackRock Liquidity Funds: MuniCash Portfolio, 0.01%	27,657
	Total Money Market Funds (Cost $27,657)	27,657
Total Investments (Cost $148,501,601)—101.8%		148,501,601
Liabilities in Excess of Other Assets—(1.8)%		(2,578,460)
TOTAL NET ASSETS 100.0%		$145,923,141

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of April 30, 2014.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 5.5% of the Fund’s net assets.

(c)	Amount is less than 0.05%.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

CS—Credit Support

LOC—Letter of Credit

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—101.5%
Alabama—2.0%
$15,000	Jefferson County Ltd. Obligation School Warrants—Series A 5.250%, 01/01/2015	$15,081
250,000	Jefferson County Ltd. Obligation School Warrants—Series A 5.250%, 01/01/2017	251,930
160,000	Jefferson County, Capital Improvement Warrants—Series A (CS: NATL-RE) 5.000%, 04/01/2023	159,311
		426,322
Arizona—0.9%
200,000	Phoenix Industrial Development Authority Revenue, Legacy Traditional Schools Project— Series A 4.750%, 07/01/2019	199,356
Colorado—1.2%
250,000	Colorado Health Facilities Authority Revenue, Covenant Retirement Communities, Inc.—Series B 3.150%, 12/01/2018	251,525
Florida—5.5%
200,000	City of Atlantic Beach, Health Care Facilities Revenue Naval CCRC—Series A 5.000%, 11/15/2021	221,514
200,000	City Of Tampa, Solid Waste System Revenue (CS: Assured Guaranty Municipal) 5.000%, 10/01/2020	227,644
300,000	Collier County Industrial Development Authority CCRC, Arlington Of Naples Project—Series B-1 6.875%, 05/15/2021 (a)	300,828
400,000	Palm Beach County Health Facilities Authority Revenue, Sinai Residences Boca Raton Project—Series C 6.000%, 06/01/2021	406,420
		1,156,406
Guam—1.3%
250,000	Guam International Airport Authority Revenue—Series C 5.000%, 10/01/2021	264,555
Idaho—1.7%
360,000	Idaho Health Facilities Authority Revenue, The Terraces Boise Project—Series B-2 6.000%, 10/01/2021	360,752
Illinois—9.6%
155,000	Chicago Board of Education, Dedicated Revenues (CS: Assured Guaranty Municipal) 5.000%, 12/01/2022	166,185
150,000	City of Chicago—Series A 4.000%, 01/01/2019	162,713
Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$210,000	City of Chicago—Series A 4.000%, 01/01/2020	$221,235
150,000	Southwestern Development Authority Revenue, Memorial Group, Inc. 5.750%, 11/01/2019	154,689
50,000	State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2021	57,337
1,090,000	State of Illinois, General Obligation Refunding Bond—Series A (CS: NATL-RE) 5.250%, 10/01/2015	1,093,891
180,000	Stephenson County Revenue (CS: AMBAC) 4.500%, 12/01/2020	181,888
		2,037,938
Indiana—2.4%
250,000	City of Valparaiso Exempt Facilities Revenue, Pratt Paper LLC Project 5.875%, 01/01/2024	268,157
225,000	Indiana Finance Authority Revenue, King’s Daughters Hospital & Health Services 5.000%, 08/15/2020	248,128
		516,285
Iowa—2.2%
100,000	City of Coralville, Certificate of Participation—Series D 5.250%, 06/01/2022	99,089
350,000	Iowa Finance Authority, Midwestern Disaster Area Revenue, Iowa Fert. Co. 5.000%, 12/01/2019	355,939
		455,028
Kansas—1.3%
280,000	Overland Park Development Corp. Revenue, Second Tier Convention Center Hotel—Series B (CS: AMBAC) 5.125%, 01/01/2022	285,300
Louisiana—1.2%
250,000	Parish of State Charles, Gulf Opportunity Zone Revenue, Valero Energy Corp. 4.000%, 12/01/2040 (Putable on 06/01/2022) (b)	263,395
Massachusetts—3.6%
200,000	Massachusetts Development Finance Agency Revenue, North Hills Communities—Series B-3 4.000%, 11/15/2017	200,026
450,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.000%, 01/01/2021	449,986

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Massachusetts—continued
$25,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2015	$25,023
30,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2017	30,020
50,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2022	50,010
		755,065
Michigan—7.5%
150,000	City of Detroit, Sewage Disposal System Revenue—Series B (CS: NATL-RE) 5.000%, 07/01/2014	150,312
50,000	City of Detroit, Sewage Disposal System Revenue—Series B (CS: NATL-RE) 5.000%, 07/01/2015	50,738
180,000	City of Detroit, Sewage Disposal System Revenue—Series B (CS: NATL-RE) 5.500%, 07/01/2015	183,662
100,000	City of Detroit, Water Supply System Revenue—Series A (CS: NATL-RE) 6.000%, 07/01/2015	101,461
175,000	City of Detroit, Water Supply System Revenue, Refunding—Series C (CS: NATL-RE) 5.000%, 07/01/2014	175,072
500,000	Michigan Finance Authority, St. Aid Revenue,—Series C 4.375%, 08/20/2014	504,250
200,000	Michigan Strategic Fund Revenue, United Methodist Retirement Communities, Inc. Project 5.125%, 11/15/2025	202,532
250,000	Michigan Tobacco Settlement Finance Authority Revenue—Series A 5.125%, 06/01/2022	219,200
		1,587,227
Minnesota—2.3%
175,000	City of Minneapolis, Health Care Facilities Refunding Revenue Bonds, Providence Project— Series A 5.500%, 10/01/2014	175,875
300,000	City of Oak Park Heights, Nursing Home Revenue, Boutwells Landing Care Center Project 4.000%, 02/01/2020	306,627
		482,502
Principal Amount	Security Description	Value

Municipal Bonds—continued
Nevada—1.4%
$300,000	Las Vegas Valley Water District, Water Improvement—Series B (SPA: Dexia Credit Local) 0.250%, 06/01/2036 (b)	$300,000
New Jersey—3.9%
125,000	New Jersey Economic Development Authority Revenue, Private Activity—The Goethals Bridge Replacement Project 5.250%, 01/01/2025	140,389
450,000	New Jersey Tobacco Settlement Financing Corp. Revenue —Series A 4.500%, 06/01/2023	435,969
250,000	Township of Irvington, General Obligation Notes 2.250%, 06/20/2014	250,185
		826,543
New York—3.1%
140,000	New York City Industrial Development Agency Revenue, American Airlines, Inc. 7.500%, 08/01/2016	147,741
300,000	New York State Dormitory Authority Revenue, Orange Regional Medical Center 6.000%, 12/01/2016	308,895
100,000	Onondaga Civic Development Corp. Revenue, St Joseph’s Hospital Health Center Project—Series A 4.625%, 07/01/2022	100,336
100,000	Onondaga Civic Development Corp. Revenue, St Joseph’s Hospital Health Center Project—Series A 5.000%, 07/01/2019	103,668
		660,640
Ohio—3.0%
250,000	Buckeye Ohio Tobacco Settlement Financing Authority Revenue—Series A 5.125%, 06/01/2024	215,208
230,000	City of Cleveland, Airport Special Revenue, Continental Airlines, Inc. 5.700%, 12/01/2019	230,057
200,000	Ohio Air Quality Development Authority Revenue, AK Steel Corp. Project 6.750%, 06/01/2024	191,686
		636,951
Oklahoma—2.6%
400,000	Tulsa Airports Improvement Trust Revenue, American Airlines, Inc. 6.250%, 06/01/2020	401,924
140,000	Tulsa Industrial Authority Revenue—Series A (CS: NATL-RE) 6.000%, 10/01/2016	146,065
		547,989

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—3.2%
$50,000	Allegheny County Industrial Development Authority Revenue, Environmental Improvement Revenue Bonds, US Steel Corp. 6.500%, 05/01/2017	$53,517
100,000	City of Philadelphia, Gas Works Revenue, Ninth Series 4.000%, 08/01/2014	100,868
100,000	Indiana County Hospital Authority Revenue, Regional Medical Center—Series A 5.000%, 06/01/2023	109,374
200,000	Pennsylvania Economic Development Financing Authority Revenue, Colver Project—Series F (CS: AMBAC) 5.000%, 12/01/2015	207,156
200,000	Pottsville Hospital Facilities Authority Schuylkill Health System Project 5.750%, 07/01/2022	198,700
		669,615
Puerto Rico—20.4%
15,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: Assured Guaranty Municipal) 5.250%, 07/01/2016	15,392
100,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: NATL-RE) 6.000%, 07/01/2015	102,538
150,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: NATL-RE) 6.000%, 07/01/2016	156,222
250,000	Commonwealth of Puerto Rico, General Obligation Bonds 6.500%, 07/01/2014	249,310
300,000	Commonwealth of Puerto Rico, General Obligation Bonds—Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017	304,701
75,000	Commonwealth of Puerto Rico, General Obligation Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2014	75,086
425,000	Commonwealth of Puerto Rico, General Obligation Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2016	438,281
285,000	Government Development Bank for Puerto Rico Revenue (CS: NATL-RE) 4.750%, 12/01/2015 (b)	285,214
180,000	Puerto Rico Electric Power Authority—Series JJ (CS: NATL-RE) 5.250%, 07/01/2014	180,659
Principal Amount	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$200,000	Puerto Rico Electric Power Authority—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	$205,218
200,000	Puerto Rico Electric Power Authority—Series OO (CS: NATL-RE) 5.000%, 07/01/2014	200,650
200,000	Puerto Rico Electric Power Authority—Series WW 5.250%, 07/01/2014	200,732
200,000	Puerto Rico Electric Power Authority—Series ZZ 5.000%, 07/01/2014	200,650
195,000	Puerto Rico Industrial Development Company Revenue—Series B (CS: NATL-RE) 5.375%, 07/01/2016	195,181
430,000	Puerto Rico Highways & Transportation Authority Revenue 5.250%, 07/01/2015	352,884
280,000	Puerto Rico Highways & Transportation Authority Revenue (CS: NATL-RE) 5.500%, 07/01/2015	283,217
25,000	Puerto Rico Highways & Transportation Authority Revenue—Series W (CS: NATL-RE) 5.500%, 07/01/2015	25,523
270,000	Puerto Rico Infrastructure Financing Authority Special Tax Revenue—Series C (CS: AMBAC) 5.500%, 07/01/2014	270,562
100,000	Puerto Rico Municipal Finance Agency Revenue—Series A (CS: Assured Guaranty Municipal) 5.250%, 08/01/2014	100,093
360,000	Puerto Rico Municipal Finance Agency Revenue—Series B (CS: Assured Guaranty Municipal) 5.000%, 07/01/2014	360,515
120,000	Puerto Rico Public Buildings Authority Revenue, Government Facilities—Series C 5.750%, 07/01/2018	104,600
20,000	Puerto Rico Public Buildings Authority Revenue, Government Facilities—Series M 5.750%, 07/01/2014	19,921
		4,327,149
Rhode Island—1.7%
100,000	Rhode Island Health & Educational Building Corp. Revenue, Hospital Financing-Care New England—Series A 5.000%, 09/01/2021	106,484

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Rhode Island—continued
$250,000	Rhode Island Tobacco Settlement Financing Corp. Revenue— Series 2002-A, Class A 6.000%, 06/01/2023	$250,138
		356,622
South Carolina—0.3%
65,000	South Carolina Jobs—Economic Development Authority Revenue, Palmetto Health 5.000%, 08/01/2019	73,237
Tennessee—1.8%
345,000	Tennessee Energy Acquisition Corp. Revenue—Series A (CS: Goldman Sachs & Co.) 5.250%, 09/01/2018	387,542
Texas—5.2%
250,000	City of Houston Airport System Revenue, Special Facilities Continental Airlines—Series B 6.125%, 07/15/2017	250,367
200,000	Harris County Cultural Education Facilities Finance Corp. Revenue, Willow Winds Project—Series A 5.000%, 10/01/2023	212,160
150,000	Red River Health Facilities Development Corp. Revenue, TEMPS-MRC Crossings Project— Series B-1 6.125%, 11/15/2020	150,290
100,000	Red River Health Facilities Development Corp. Revenue, TEMPS—MSC Crossings Project— Series B-2 5.000%, 11/15/2019	100,103
80,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2022	92,103
50,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2023	57,070
200,000	Texas Municipal Gas Acquisition & Supply Corp. I Revenue, Sr. Lien —Series D (CS: Merrill Lynch) 6.250%, 12/15/2026	241,344
		1,103,437
Utah—2.6%
250,000	Utah Charter School Finance Authority Revenue, George Washington Academy—Series A 6.375%, 07/15/2018	260,198
275,000	Utah County Environmental Improvement Revenue, US Corp. Project 5.375%, 11/01/2015	282,455
		542,653
Principal Amount	Security Description	Value

Municipal Bonds—continued
Vermont—1.9%
$400,000	Vermont Student Assistance Corp. Education Loan Revenue—Series A 3.000%, 06/15/2019	$406,260
Washington—3.0%
230,000	Washington Housing Finance Commission Revenue, Presbyterian Retirement Communities Northwest Project 5.000%, 01/01/2023	235,175
400,000	Washington Housing Finance Commission, Rockwood Retirement Communities Project—Series B-1 5.875%, 01/01/2021 (a)	400,080
		635,255
Wisconsin—4.7%
115,000	Wisconsin Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc.—Series A 2.000%, 08/15/2014	115,115
650,000	Wisconsin Health & Educational Facilities Authority Revenue, Fort Healthcare, Inc., Project 5.375%, 05/01/2018	651,866
225,000	Wisconsin Public Finance Authority Revenue, Roseman University of Health Sciences Project 5.000%, 04/01/2022	235,298
		1,002,279
	Total Municipal Bonds (Cost $21,290,673)	21,517,828

Shares
Money Market Funds—0.0% (c)
10,198	Federated Municipal Obligation Fund, 0.01%	10,198
	Total Money Market Funds (Cost $10,198)	10,198
Total Investments (Cost $21,300,871)—101.5%		21,528,026
Liabilities in Excess of Other Assets—(1.5)%		(320,725)
TOTAL NET ASSETS 100.0%		$21,207,301

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
April 30, 2014 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 3.3% of the Fund’s net assets.
(b)	Variable Rate Security—The rate reported is the rate in effect as of April 30, 2014.
(c)	Amount is less than 0.05%.

AMBAC—American Municipal Bond Assurance Corp.

CS—Credit Support

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2014 (Unaudited)

	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund
ASSETS:
Investments, at value(1)	$231,388,722	$4,824,236	$60,228,923
Foreign currencies, at value(2)	54,382	—	—
Cash	—	621	366
Receivable from investment securities sold	4,743,078	64,749	7,055
Dividends and interest receivable	1,511,027	4,627	42,694
Receivable from capital shares issued	27,694	300	46,928
Unrealized appreciation on forward currency contracts	65,245	—	—
Due from Adviser	13,551	6,125	—
Prepaid expenses and other assets	48,608	1,256	7,265
Total assets	237,852,307	4,901,914	60,333,231

LIABILITIES:
Payable for investment securities purchased	2,578,105	113,668	196,863
Payable for distributions to shareholders	389,289	1,406	—
Unrealized depreciation on forward currency contracts	461,730	—	—
Payable for capital shares redeemed	342,718	152	6,607
Accrued expenses and other liabilities:
Investment advisory fees	190,480	6,701	51,438
Line of credit	1,881,284	—	—
Distribution fees	4,617	1,155	3,090
Other	420,537	22,373	25,259
Total liabilities	6,268,760	145,455	283,257
Net Assets	$231,583,547	$4,756,459	$60,049,974

NET ASSETS REPRESENTED BY:
Paid-in-capital	$1,330,526,353	$3,728,030	$56,125,765
Undistributed net investment income	4,407,267	76,443	41,812
Accumulated net realized gain (loss) from investments and foreign currency transactions	(1,132,277,188)	364,065	124,729
Net unrealized appreciation/(depreciation) on:
Investments	29,296,572	587,901	3,757,535
Foreign currency translations	(369,457)	20	133
Net Assets	$231,583,547	$4,756,459	$60,049,974

Net asset value
Institutional Class
Net assets	$227,915,749	$3,883,360	$49,644,170
Shares outstanding	59,096,597	249,085	3,694,535
Net asset value, offering price and redemption price per share*	$3.86	$15.59	$13.44
Class A
Net assets	$3,667,798	$873,099	$10,405,804
Shares outstanding	950,081	56,022	778,687
Net asset value per share	$3.86	$15.58	$13.36
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$4.08	$16.49	$14.14
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$202,092,150	$4,236,335	$56,471,388
(2) Cost of foreign currencies	$54,382	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2014 (Unaudited)

	Small Cap Fund	Transformations Fund	Foundation Fund
ASSETS:
Investments, at value(1)	$13,046,634	$7,982,417	$77,709,884
Foreign currencies, at value(2)	—	543	2,171
Cash	527	34	59
Receivable from investment securities sold	—	—	8,094
Dividends and interest receivable	3,472	1,860	262,207
Receivable from capital shares issued	1,583	—	—
Prepaid expenses and other assets	8,490	3,456	13,263
Total assets	13,060,706	7,988,310	77,995,678

LIABILITIES:
Payable for investment securities purchased	107,164	—	608,727
Payable for capital shares redeemed	20,782	—	7,319
Accrued expenses and other liabilities:
Investment advisory fees	7,652	3,203	62,939
Distribution fees	769	701	2,810
Other	20,814	15,102	39,159
Total liabilities	157,181	19,006	720,954
Net Assets	$12,903,525	$7,969,304	$77,274,724

NET ASSETS REPRESENTED BY:
Paid-in-capital	$21,114,371	$5,684,360	$63,377,912
Undistributed (accumulated) net investment income (loss)	(151,572)	(6,643)	124,822
Accumulated net realized gain (loss) from investments and foreign currency transactions	(7,830,073)	447,347	(1,407,586)
Net unrealized appreciation/(depreciation) on:
Investments	(229,227)	1,844,228	15,179,581
Foreign currency translations	26	12	(5)
Net Assets	$12,903,525	$7,969,304	$77,274,724

Net asset value
Institutional Class
Net assets	$12,712,678	$7,818,561	$73,824,968
Shares outstanding	857,360	541,898	5,620,828
Net asset value, offering price and redemption price per share*	$14.83	$14.43	$13.13
Class A
Net assets	$190,847	$150,743	$3,449,756
Shares outstanding	12,955	10,522	262,879
Net asset value per share	$14.73	$14.33	$13.12
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$15.59	$15.16	$13.88
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$13,275,861	$6,138,189	$62,530,303
(2) Cost of foreign currencies	$—	$543	$2,171

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2014 (Unaudited)

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund	High Yield Managed Duration Municipal Fund
ASSETS:
Investments, at value(1)	$1,128,280,870	$148,501,601	$21,528,026
Cash	—	6	—
Dividends and interest receivable	4,835,716	115,828	331,706
Receivable from capital shares issued	6,636,123	11,400	—
Due from Adviser	318,313	36,021	7,391
Prepaid expenses and other assets	52,538	17,924	3,633
Total assets	1,140,123,560	148,682,780	21,870,756

LIABILITIES:
Payable for investment securities purchased	11,675,000	—	599,082
Payable for distributions to shareholders	—	—	1,523
Payable for capital shares redeemed	4,628,124	2,652,579	—
Accrued expenses and other liabilities:
Investment advisory fees	701,846	55,123	12,962
Distribution fees	84,279	—	230
Other	1,039,746	51,937	49,658
Total liabilities	18,128,995	2,759,639	663,455
Net Assets	$1,121,994,565	$145,923,141	$21,207,301

NET ASSETS REPRESENTED BY:
Paid-in-capital	$1,122,568,899	$145,923,149	$20,983,773
Undistributed net investment income	2	—	—
Accumulated net realized loss from investments	(485,474)	(8)	(3,627)
Net unrealized appreciation/(depreciation) on:
Investments	(88,862)	—	227,155
Net Assets	$1,121,994,565	$145,923,141	$21,207,301

Net asset value
Institutional Class
Net assets	$872,958,267	$—	$21,103,999
Shares outstanding	86,982,598	—	2,087,781
Net asset value, offering price and redemption price per share*	$10.04	$—	$10.11
Class A
Net assets	$249,036,298	$—	$103,302
Shares outstanding	24,673,979	—	10,220
Net asset value per share	$10.09	$—	$10.11
Maximum offering price per share (net asset value plus sales charge of 0.50%, —, 2.50%, respectively, of offering price)	$10.14	$—	$10.37
Investor Class
Net Assets	$—	$145,923,141	$—
Shares outstanding	—	145,925,817	—
Net asset value, offering price and redemption price per share*	$—	$1.00	$—
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$1,128,369,732	$148,501,601	$21,300,871

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2014 (Unaudited)

	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund
INVESTMENT INCOME:
Dividend income	$13,179,728	$186,628	$393,428
Less: Foreign taxes withheld	(510,163)	(11,330)	(22,770)
Interest income	—	13	282
Total investment income	12,669,565	175,311	370,940

EXPENSES:
Investment advisory fee (Note 6)	1,181,024	24,097	202,764
Transfer agent fees	227,484	5,223	13,565
Distribution fees - Class A (Note 5)	3,758	987	11,007
Registration and filing fees	17,450	16,464	24,084
Administration fee (Note 6)	24,302	484	4,055
Audit and tax fees	45,853	7,109	9,308
Accounting and custody fees	34,664	1,955	6,627
Printing and mailing fees	50,756	826	1,920
Trustee fees	31,919	386	1,966
Legal fees	26,210	—	2,986
Interest (Note 2)	34,609	67	44
Other fees	23,618	1,873	3,483
Total expenses	1,701,647	59,471	281,809
Less: Fee waivers and/or expense reimbursements (Note 6)	(68,976)	(25,886)	—
Net expenses	1,632,671	33,585	281,809
Net investment income	11,036,894	141,726	89,131

NET REALIZED AND UNREALIZED ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	4,762,036	368,880	469,330
Foreign currency transactions	(355,872)	(124)	(8,568)
Net realized gain from investments and foreign currency	4,406,164	368,756	460,762
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,529,288)	(120,797)	2,221,297
Foreign currency translations	(177,387)	5	115
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	(2,706,675)	(120,792)	2,221,412
Net gain on investments and foreign currency	1,699,489	247,964	2,682,174
Increase in net assets from operations	$12,736,383	$389,690	$2,771,305

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2014 (Unaudited)

	Small Cap Fund	Transformations Fund	Foundation Fund
INVESTMENT INCOME:
Dividend income	$40,573	$47,108	$859,309
Less: Foreign taxes withheld	(1,137)	(1,189)	(8,175)
Interest income	18	25	274,231
Total investment income	39,454	45,944	1,125,365

EXPENSES:
Investment advisory fee (Note 6)	65,319	38,803	365,214
Transfer agent fees	8,172	4,422	8,109
Distribution fees - Class A (Note 5)	194	182	2,310
Registration and filing fees	15,040	15,950	15,468
Administration fee (Note 6)	1,306	777	7,304
Audit and tax fees	8,199	7,526	15,735
Accounting and custody fees	2,346	2,369	5,108
Printing and mailing fees	1,455	724	7,181
Trustee fees	1,339	754	7,852
Legal fees	2,254	1,287	6,270
Interest (Note 2)	11	24	—
Other fees	2,478	2,557	6,855
Total expenses	108,113	75,375	447,406
Less: Fee waivers and/or expense reimbursements (Note 6)	(19,732)	(22,788)	—
Net expenses	88,381	52,587	447,406
Net investment income (loss)	(48,927)	(6,643)	677,959

NET REALIZED AND UNREALIZED ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	4,771,877	447,384	(977,330)
Foreign currency transactions	(960)	3	(737)
Net realized gain (loss) from investments and foreign currency	4,770,917	447,387	(978,067)
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,223,015)	265,608	4,625,566
Foreign currency translations	26	13	1
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	(4,222,989)	265,621	4,625,567
Net gain on investments and foreign currency	547,928	713,008	3,647,500
Increase in net assets from operations	$499,001	$706,365	$4,325,459

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2014 (Unaudited)

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund	High Yield Managed Duration Municipal Fund
INVESTMENT INCOME:
Interest income	$6,632,734	$245,181	$443,742
Total investment income	6,632,734	245,181	443,742

EXPENSES:
Investment advisory fee (Note 6)	4,367,774	365,337	75,634
Transfer agent fees	424,050	15,604	3,150
Distribution fees - Class A (Note 5)	344,041	—	125
Registration and filing fees	44,770	14,939	22,201
Administration fee (Note 6)	116,474	16,160	2,017
Audit and tax fees	57,730	12,028	8,750
Accounting and custody fees	71,412	13,861	864
Printing and mailing fees	53,315	7,754	11,471
Trustee fees	39,140	5,613	522
Legal fees	28,291	6,598	8,161
Insurance fees	36,232	4,240	—
Compliance fees	15,996	1,262	—
Other fees	2,475	932	8,045
Total expenses	5,601,700	464,328	140,940
Less: Fee waivers and/or expense reimbursements (Note 6)	(2,054,625)	(239,179)	(60,135)
Net expenses	3,547,075	225,149	80,805
Net investment income	3,085,659	20,032	362,937

NET REALIZED AND UNREALIZED ON INVESTMENTS:
Net realized gain (loss) from:
Investments	2,830	(8)	1,712
Net realized gain (loss) from investments	2,830	(8)	1,712
Change in net unrealized appreciation on:
Investments	867,040	—	328,793
Net gain (loss) on investments	869,870	(8)	330,505
Increase in net assets from operations	$3,955,529	$20,024	$693,442

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
OPERATIONS:
Net investment income	$11,036,894	$16,502,825
Net realized gain (loss) from:
Investments	4,762,036	25,360,454
Foreign currency transactions	(355,872)	(1,017,948)
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,529,288)	4,231,571
Foreign currency translations	(177,387)	(259,908)
Increase in net assets from operations	12,736,383	44,816,994

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(7,366,384)	(23,127,472)
Distributions to Class A Shareholders:
From net investment income	(96,216)	(151,338)
Decrease in net assets from distributions to shareholders	(7,462,600)	(23,278,810)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	6,460,715	17,991,750
Dividends reinvested	5,104,184	15,480,325
Redemption fees	1,981	33,269
Cost of shares redeemed	(35,012,183)	(160,400,826)
Decrease in net assets from capital share transactions	(23,445,303)	(126,895,482)
Net decrease in net assets	(18,171,520)	(105,357,298)

NET ASSETS:
Beginning of period	249,755,067	355,112,365
End of period*	$231,583,547	$249,755,067
* Including undistributed net investment income of:	$4,407,267	$832,973

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Accelerating Dividend Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
OPERATIONS:
Net investment income	$141,726	$126,615
Net realized gain (loss) from:
Investments	368,880	164,582
Foreign currency transactions	(124)	112
Change in net unrealized appreciation/(depreciation) on:
Investments	(120,797)	442,811
Foreign currency translations	5	15
Increase in net assets from operations	389,690	734,135

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(70,895)	(122,021)
From net realized gain on investments	(130,272)	(42,591)
Distributions to Class A Shareholders:
From net investment income	(11,915)	(22,139)
From net realized gain on investments	(36,437)	(4,715)
Decrease in net assets from distributions to shareholders	(249,519)	(191,466)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	1,738,316	2,288,600
Dividends reinvested	210,533	170,647
Redemption fees	3,115	7,462
Cost of shares redeemed	(1,669,772)	(1,087,467)
Increase in net assets from capital share transactions	282,192	1,379,242
Net increase in net assets	422,363	1,921,911

NET ASSETS:
Beginning of period	4,334,096	2,412,185
End of period*	$4,756,459	$4,334,096
* Including undistributed net investment income of:	$76,443	$17,527

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Financial Services Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$89,131	$(42,746)
Net realized gain (loss) from:
Investments	469,330	1,429,369
Foreign currency transactions	(8,568)	(9,724)
Change in net unrealized appreciation on:
Investments	2,221,297	3,450,666
Foreign currency translations	115	8,148
Increase in net assets from operations	2,771,305	4,835,713

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(7,300)	—
Decrease in net assets from distributions to shareholders	(7,300)	—

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	42,741,476	13,458,721
Dividends reinvested	6,074	—
Redemption fees	1,088	33,010
Cost of shares redeemed	(6,341,835)	(7,696,853)
Increase in net assets from capital share transactions	36,406,803	5,794,878
Net increase in net assets	39,170,808	10,630,591

NET ASSETS:
Beginning of period	20,879,166	10,248,575
End of period*	$60,049,974	$20,879,166
* Including undistributed (accumulated) net investment income (loss) of:	$41,812	$(40,019)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Small Cap Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
OPERATIONS:
Net investment loss	$(48,927)	$(113,092)
Net realized gain (loss) from:
Investments	4,771,877	1,354,497
Foreign currency transactions	(960)	(10)
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,223,015)	1,434,422
Foreign currency translations	26	—
Increase in net assets from operations	499,001	2,675,817

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	272,875	211,505
Redemption fees	35	302
Cost of shares redeemed	(270,454)	(1,473,954)
Increase (decrease) in net assets from capital share transactions	2,456	(1,262,147)
Net increase in net assets	501,457	1,413,670

NET ASSETS:
Beginning of period	12,402,068	10,988,398
End of period*	$12,903,525	$12,402,068
* Including accumulated net investment loss of:	$(151,572)	$(102,645)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Transformations Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
OPERATIONS:
Net investment loss	$(6,643)	$(5,670)
Net realized gain (loss) from:
Investments	447,384	1,055,030
Foreign currency transactions	3	(38)
Change in net unrealized appreciation on:
Investments	265,608	692,115
Foreign currency translations	13	2
Increase in net assets from operations	706,365	1,741,439

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net realized gain on investments	(995,393)	(41,395)
Distributions to Class A Shareholders:
From net realized gain on investments	(18,923)	(722)
Decrease in net assets from distributions to shareholders	(1,014,316)	(42,117)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	99,826	85,651
Dividends reinvested	1,010,557	41,872
Redemption fees	—	754
Cost of shares redeemed	(118,310)	(716,428)
Increase (decrease) in net assets from capital share transactions	992,073	(588,151)
Net increase in net assets	684,122	1,111,171

NET ASSETS:
Beginning of period	7,285,182	6,174,011
End of period*	$7,969,304	$7,285,182
* Including accumulated net investment loss of:	$(6,643)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Foundation Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
OPERATIONS:
Net investment income	$677,959	$977,297
Net realized gain (loss) from:
Investments	(977,330)	3,555,893
Foreign currency transactions	(737)	242
Change in net unrealized appreciation on:
Investments	4,625,566	2,295,367
Foreign currency translations	1	8
Increase in net assets from operations	4,325,459	6,828,807

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(585,912)	(1,023,608)
Distributions to Class A Shareholders:
From net investment income	(12,584)	(1,443)
Decrease in net assets from distributions to shareholders	(598,496)	(1,025,051)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	3,251,710	80,791
Dividends reinvested	573,822	1,001,145
Redemption fees	2	24
Cost of shares redeemed	(1,415,974)	(1,253,455)
Increase (decrease) in net assets from capital share transactions	2,409,560	(171,495)
Net increase in net assets	6,136,523	5,632,261

NET ASSETS:
Beginning of period	71,138,201	65,505,940
End of period*	$77,274,724	$71,138,201
* Including undistributed net investment income of:	$124,822	$45,359

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Tax Optimized Income Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
OPERATIONS:
Net investment income	$3,085,659	$7,288,766
Net realized gain (loss) from investments	2,830	(421,076)
Change in unrealized appreciation/(depreciation) on investments	867,040	(1,994,222)
Increase in net assets from operations	3,955,529	4,873,468

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(2,619,409)	(6,172,993)
Distributions to Class A Shareholders:
From net investment income	(466,248)	(1,119,016)
Decrease in net assets from distributions to shareholders	(3,085,657)	(7,292,009)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	281,015,016	646,453,903
Dividends reinvested	2,422,028	5,415,059
Redemption fees	12,028	41,661
Cost of shares redeemed	(400,810,610)	(1,230,093,080)
Decrease in net assets from capital share transactions	(117,361,538)	(578,182,457)
Net decrease in net assets	(116,491,666)	(580,600,998)

NET ASSETS:
Beginning of period	1,238,486,231	1,819,087,229
End of period*	$1,121,994,565	$1,238,486,231
* Including undistributed net investment income of:	$2	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Municipal Money Market Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
OPERATIONS:
Net investment income	$20,032	$86,557
Net realized loss from investments	(8)	—
Increase in net assets from operations	20,024	86,557

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(20,032)	(86,557)
Decrease in net assets from distributions to shareholders	(20,032)	(86,557)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	78,879,566	145,994,821
Dividends reinvested	14,781	65,951
Cost of shares redeemed	(103,384,042)	(204,289,468)
Decrease in net assets from capital share transactions	(24,489,695)	(58,228,696)
Net decrease in net assets	(24,489,703)	(58,228,696)

NET ASSETS:
Beginning of period	170,412,844	228,641,540
End of period*	$145,923,141	$170,412,844
* Including undistributed net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	High Yield Managed Duration Municipal Fund
	Six Months Ended April 30, 2014	Period Ended October 31, 2013 (a)
	(Unaudited)
OPERATIONS:
Net investment income	$362,937	$122,340
Net realized gain (loss) from investments	1,712	(5,339)
Change in unrealized appreciation/(depreciation) on investments	328,793	(101,638)
Increase in net assets from operations	693,442	15,363

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(361,257)	(121,832)
Distributions to Class A Shareholders:
From net investment income	(1,680)	(508)
Decrease in net assets from distributions to shareholders	(362,937)	(122,340)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	500,000	20,000,020
Dividends reinvested	361,413	122,340
Increase in net assets from capital share transactions	861,413	20,122,360
Net increase in net assets	1,191,918	20,015,383

NET ASSETS:
Beginning of period	20,015,383	—
End of period*	$21,207,301	$20,015,383
* Including undistributed net investment income of:	$—	$—

(a) Commenced operations on June 3, 2013.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each period)

	Dynamic Dividend Fund
	Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012		2011	2010	2009
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$3.77		$3.49	$3.84		$4.48	$4.78	$5.72
Income from investment operations:
Net investment income	0.17		0.22	0.50		0.49	0.56	1.37 (a)
Net realized and unrealized gain (loss)	0.04		0.34	(0.35)		(0.59)	0.00 (b)	(1.14)
Total from investment operations	0.21		0.56	0.15		(0.10)	0.56	0.23
Redemption fees	0.00	(b)	0.00 (b)	(0.00	)(b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.12)		(0.28)	(0.50)		(0.54)	(0.86)	(1.17)
Total distributions	(0.12)		(0.28)	(0.50)		(0.54)	(0.86)	(1.17)
Net asset value per share, end of period	$3.86		$3.77	$3.49		$3.84	$4.48	$4.78
Total return	5.65	%(c)	17.02%	4.46%		(3.48)%	12.72%	6.64%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$227,916		$247,276	$353,501		$460,466	$628,844	$572,151
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.44	%(e)	1.43%	1.28%		1.21%	1.21%	1.20%
After waivers and/or expense reimbursements (f)	1.38	%(e)	1.38%	—%		—%	—%	—%
Ratio of net investment income to average net assets	9.34	%(e)	5.78%	13.17%		10.39%	12.85%	26.04%
Portfolio turnover (g)	46	%(c)	197%	258%		358%	506%	656%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.41% for the six months ended April 30, 2014, and 1.40%, 1.27%, 1.18%, 1.18%, and 1.18% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(e)	Annualized.

(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2014, and 1.35% for the year ended October 31, 2013.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Dividend Fund
	Six Months Ended April 30, 2014		Year Ended October 31, 2013	Period Ended October 31, 2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$3.77		$3.49	$3.61
Income from investment operations:
Net investment income	0.20		0.23	0.35
Net realized and unrealized gain (loss)	0.01		0.33	(0.06)
Total from investment operations	0.21		0.56	0.29
Redemption fees	0.00	(b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.12)		(0.28)	(0.41)
Total distributions	(0.12)		(0.28)	(0.41)
Net asset value per share, end of period	$3.86		$3.77	$3.49
Total return	5.53	%(c)	16.73%	8.36	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$3,668		$2,479	$1,612
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.69	%(e)	1.68%	1.56	%(e)
After waivers and/or expense reimbursements (f)	1.63	%(e)	1.63%	—%
Ratio of net investment income to average net assets	9.43	%(e)	5.38%	8.02	%(e)
Portfolio turnover (g)	46	%(c)	197%	258%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.66% for the six months ended April 30, 2014, 1.65% for the year ended October 31, 2013, and 1.55% for the period ended October 31, 2012.

(e)	Annualized.

(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2014 and 1.60% for the year ended October 31, 2013.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating Dividend Fund
	Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
	2014		2013	2012	2011	2010	2009 (a)
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$15.19		$12.88	$12.83	$12.80	$11.48	$10.00
Income from investment operations:
Net investment income	0.46		0.51	0.62	0.51	0.51	0.12	(b)
Net realized and unrealized gain	0.78		2.65	0.73	0.32	1.29	1.36
Total from investment operations	1.24		3.16	1.35	0.83	1.80	1.48
Redemption fees	0.01		0.03	—	0.00 (c)	0.00 (c)	0.00	(c)
Less distributions:
From net investment income	(0.26)		(0.64)	(0.50)	(0.58)	(0.45)	—
From net realized gains	(0.59)		(0.24)	(0.80)	(0.22)	(0.03)	—
Total distributions	(0.85)		(0.88)	(1.30)	(0.80)	(0.48)	—
Net asset value per share, end of period	$15.59		$15.19	$12.88	$12.83	$12.80	$11.48
Total return	8.47	%(d)	25.94%	11.28%	6.43%	16.06%	14.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,883		$3,418	$2,155	$3,218	$2,393	$1,215
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	2.43	%(f)	3.43%	3.26%	2.64%	2.70%	5.26	%(f)
After waivers and/or expense reimbursements (g)	1.35	%(f)	1.35%	1.35%	1.35%	1.35%	1.35	%(f)
Ratio of net investment income to average net assets	6.11	%(f)	3.94%	4.52%	4.09%	4.85%	1.19	%(f)
Portfolio turnover (h)	51	%(d)	86%	73%	137%	225%	104%

(a)	For the period from November 5, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.42% for the six months ended April 30, 2014, 3.43%, 3.26%, 2.64%, and 2.70% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively, and 5.26% for the period ended October 31, 2009.

(f)	Annualized.

(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2014, 1.35%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively, and 1.35% for the period ended October 31, 2009.

(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating Dividend Fund
	Six Months Ended April 30, 2014		Year Ended October 31, 2013	Period Ended October 31, 2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$15.18		$12.88	$12.02
Income from investment operations:
Net investment income	0.36		0.63	0.31
Net realized and unrealized gain	0.86		2.48	0.92
Total from investment operations	1.22		3.11	1.23
Redemption fees	0.01		0.04	—
Less distributions:
From net investment income	(0.24)		(0.61)	(0.37)
From net realized gains	(0.59)		(0.24)	—
Total distributions	(0.83)		(0.85)	(0.37)
Net asset value per share, end of period	$15.58		$15.18	$12.88
Total return	8.34	%(b)	25.55%	10.29	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$873		$917	$257
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	2.68	%(d)	3.68%	3.83	%(d)
After waivers and/or expense reimbursements (e)	1.60	%(d)	1.60%	1.60	%(d)
Ratio of net investment income to average net assets	4.72	%(d)	3.72%	2.71	%(d)
Portfolio turnover (f)	51	%(b)	86%	73%

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.67% for the six months ended April 30, 2014, 3.68% for the year ended October 31, 2013, and 3.83% for the period ended October 31, 2012.

(d)	Annualized.

(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2014, 1.60% for the year ended October 31, 2013, and 1.60% for the period ended October 31, 2012.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Financial Services Fund
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$12.13		$8.77	$7.15	$7.69	$6.86	$6.24
Income from investment operations:
Net investment income (loss)	0.03		(0.02)	0.00 (a)	0.02	(0.01)	0.03 (b)
Net realized and unrealized gain (loss)	1.28		3.36	1.64	(0.54)	0.84	1.10
Total from investment operations	1.31		3.34	1.64	(0.52)	0.83	1.13
Redemption fees	0.00		0.02	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.00	)(b)	—	—	(0.01)	—	(0.10)
From net realized gains	—		—	—	—	—	(0.41)
Tax return of capital	—		—	(0.02)	(0.01)	—	0.00 (a)
Total distributions	(0.00	)(b)	—	(0.02)	(0.02)	—	(0.51)
Net asset value per share, end of period	$13.44		$12.13	$8.77	$7.15	$7.69	$6.86
Total return	10.83	%(c)	38.31%	22.95%	(6.77)%	12.26%	21.83%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$49,644		$13,561	$8,874	$6,251	$7,718	$7,895
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.34	%(e)	1.72%	1.94%	1.85%	1.85%	2.06%
After waivers and/or expense reimbursements (f)	1.34	%(e)	1.36%	1.38%	1.44%	1.43%	1.44%
Ratio of net investment income (loss) to average net assets	0.51	%(e)	(0.20)%	(0.16)%	0.30%	(0.09)%	0.39%
Portfolio turnover (g)	28	%(c)	108%	120%	73%	133%	437%

(a)	The amount is less than $0.005 per share.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.34% for the six months ended April 30, 2014, and 1.71%, 1.91%, 1.75%, 1.77%, and 1.97% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(e)	Annualized.

(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.34% for the six months ended April 30, 2014, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35%, for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Financial Services Fund
	Six Months		Year	Period
	Ended		Ended	Ended
	April 30,		October 31,	October 31,
	2014		2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$12.08		$8.75	$6.90
Income from investment operations:
Net investment income (loss)	0.02		(0.04)	(0.01)
Net realized and unrealized gain	1.26		3.35	1.86
Total from investment operations	1.28		3.31	1.85
Redemption fees	0.00	(b)	0.02	0.00	(b)
Net asset value per share, end of period	$13.36		$12.08	$8.75
Total return	10.60	%(c)	38.06%	26.81	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$10,406		$7,318	$1,375
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.59	%(e)	1.97%	2.05	%(e)
After waivers and/or expense reimbursements (f)	1.59	%(e)	1.61%	1.53	%(e)
Ratio of net investment income (loss) to average net assets	0.20	%(e)	(0.44)%	(0.50	)%(e)
Portfolio turnover (g)	28	%(c)	108%	120%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.59% for the six months ended April 30, 2014, 1.96% for the year ended October 31, 2013, and 2.05% for the period ended October 31, 2012.

(e)	Annualized.

(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.59% for the six months ended April 30, 2014, 1.60% for the year ended October 31, 2013, and 1.53% for the period ended October 31, 2012.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Small Cap Fund
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$14.25		$11.33	$10.48	$10.14	$8.13	$6.83
Income from investment operations:
Net investment loss	(0.06)		(0.14)	(0.13)	(0.11)	(0.10)	— (a)
Net realized and unrealized gain	0.64		3.06	0.98	0.45	2.11	1.30
Total from investment operations	0.58		2.92	0.85	0.34	2.01	1.30
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value per share, end of period	$14.83		$14.25	$11.33	$10.48	$10.14	$8.13
Total return	4.07	%(c)	25.77%	8.11%	3.35%	24.72%	19.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,713		$12,263	$10,877	$10,383	$11,847	$11,108
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.65	%(e)	1.80%	1.67%	1.59%	1.70%	1.86%
After waivers and/or expense reimbursements (f)	1.35	%(e)	1.35%	1.36%	1.41%	1.44%	1.54%
Ratio of net investment loss to average net assets	(0.75	)%(e)	(0.97)%	(1.07)%	(0.97)%	(1.01)%	(0.92)%
Portfolio turnover (g)	127	%(c)	39%	29%	18%	22%	20%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.65% for the six months ended April 30, 2014, and 1.80%, 1.66%, 1.53%, 1.61%, and 1.67% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(e)	Annualized.

(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2014, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35%, for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Small Cap Fund
	Six Months		Year	Period
	Ended		Ended	Ended
	April 30,		October 31,	October 31,
	2014		2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$14.18		$11.30	$10.17
Income from investment operations:
Net investment loss	(0.02)		(0.16)	(0.14)
Net realized and unrealized gain	0.57		3.04	1.27
Total from investment operations	0.55		2.88	1.13
Redemption fees	0.00	(b)	0.00 (b)	—
Net asset value per share, end of period	$14.73		$14.18	$11.30
Total return	3.88	%(c)	25.49%	11.11	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$191		$139	$111
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.90	%(d)	2.05%	1.92	%(d)
After waivers and/or expense reimbursements	1.60	%(d)	1.60%	1.60	%(d)
Ratio of net investment loss to average net assets	(1.01	)%(d)	(1.22)%	(1.34	)%(d)
Portfolio turnover (e)	127	%(c)	39%	29%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Transformations Fund
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$15.16		$11.73	$11.75	$10.30	$7.68	$5.79
Income from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.07)	(0.07)	(0.06)	0.01 (a)
Net realized and unrealized gain	1.39		3.53	0.05	1.52	2.68	1.92
Total from investment operations	1.38		3.51	(0.02)	1.45	2.62	1.93
Redemption fees	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	—		—	—	—	—	(0.03)
From net realized gains	(2.11)		(0.08)	—	—	—	—
Tax return of capital	—		—	—	—	—	(0.01)
Total distributions	(2.11)		(0.08)	—	—	—	(0.04)
Net asset value per share, end of period	$14.43		$15.16	$11.73	$11.75	$10.30	$7.68
Total return	9.75	%(c)	30.09%	(0.17)%	14.08%	34.11%	33.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,819		$7,150	$6,070	$6,267	$5,294	$3,514
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.94	%(e)	2.24%	1.98%	1.68%	2.17%	2.86%
After waivers and/or expense reimbursements (f)	1.35	%(e)	1.35%	1.35%	1.35%	1.37%	1.35%
Ratio of net investment loss to average net assets	(0.17	)%(e)	(0.08)%	(0.58)%	(0.60)%	(0.68)%	(0.16)%
Portfolio turnover (g)	24	%(c)	61%	63%	72%	52%	57%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.94% for the six months ended April 30, 2014, and 2.24%, 1.98%, 1.68%, 2.15%, and 2.86% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(e)	Annualized.

(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% for the six months ended April 30, 2014, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35%, for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Transformations Fund
	Six Months		Year	Period
	Ended		Ended	Ended
	April 30,		October 31,	October 31,
	2014		2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$15.09		$11.70	$11.22
Income from investment operations:
Net investment loss	(0.03)		(0.04)	(0.09)
Net realized and unrealized gain	1.38		3.51	0.57
Total from investment operations	1.35		3.47	0.48
Redemption fees	—		0.00 (b)	0.00	(b)
Less distributions:
From net realized gains	(2.11)		(0.08)	—
Total distributions	(2.11)		(0.08)	—
Net asset value per share, end of period	$14.33		$15.09	$11.70
Total return	9.60	%(c)	29.82%	4.28	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$151		$135	$104
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	2.19	%(e)	2.49%	2.27	%(e)
After waivers and/or expense reimbursements (f)	1.60	%(e)	1.60%	1.60	%(e)
Ratio of net investment loss to average net assets	(0.42	)%(e)	(0.33)%	(0.85	)%(e)
Portfolio turnover (g)	24	%(c)	61%	63%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.19% for the six months ended April 30, 2014, 2.49% for the year ended October 31, 2013, and 2.27% for the period ended October 31, 2012.

(e)	Annualized.

(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% for the six months ended April 30, 2014, 1.60% for the year ended October 31, 2013, and 1.60% for the period ended October 31, 2012.

(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Foundation Fund
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$12.49		$11.47	$10.61	$10.16	$8.88	$8.15
Income from investment operations:
Net investment income	0.11		0.17	0.20	0.16	0.12	0.13 (a)
Net realized and unrealized gain	0.63		1.03	0.85	0.47	1.27	0.75
Total from investment operations	0.74		1.20	1.05	0.63	1.39	0.88
Redemption fees	0.00	(b)	0.00 (b)	—	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.10)		(0.18)	(0.19)	(0.18)	(0.11)	(0.13)
Tax return of capital	—		—	—	—	—	(0.02)
Total distributions	(0.10)		(0.18)	(0.19)	(0.18)	(0.11)	(0.15)
Net asset value per share, end of period	$13.13		$12.49	$11.47	$10.61	$10.16	$8.88
Total return	5.98	%(c)	10.56%	9.95%	6.19%	15.77%	11.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$73,825		$71,018	$65,397	$61,701	$62,934	$55,230
Ratio of total expenses to average net assets (d)	1.22	%(e)	1.28%	1.21%	1.16%	1.23%	1.26%
Ratio of net investment income to average net assets	1.86	%(e)	1.43%	1.79%	1.46%	1.22%	1.65%
Portfolio turnover (f)	15	%(c)	28%	36%	34%	16%	41%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense was 1.22% for the six months ended April 30, 2014, and 1.28%, 1.21%, 1.16%, 1.23%, and 1.26% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Foundation Fund
	Six Months		Year	Period
	Ended		Ended	Ended
	April 30,		October 31,	October 31,
	2014		2013	2012 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$12.48		$11.47	$10.61
Income from investment operations:
Net investment income	0.11		0.14	0.14
Net realized and unrealized gain	0.62		1.02	0.85
Total from investment operations	0.73		1.16	0.99
Redemption fees	—		—	—
Less distributions:
From net investment income	(0.09)		(0.15)	(0.13)
Total distributions	(0.09)		(0.15)	(0.13)
Net asset value per share, end of period	$13.12		$12.48	$11.47
Total return	5.87	%(b)	10.20%	9.33	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$3,450		$120	$109
Ratio of total expenses to average net assets	1.47	%(c)	1.53%	1.47	%(c)
Ratio of net investment income to average net assets	1.62	%(c)	1.18%	1.49	%(c)
Portfolio turnover (d)	15	%(b)	28%	36%

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Institutional Class*:
Net asset value per share, beginning of period	$10.03		$10.05	$10.05	$10.05	$10.05	$10.00
Income from investment operations:
Net investment income	0.03		0.06	0.10	0.19	0.13	0.31 (a)
Net realized and unrealized gain (loss)	0.01		(0.02)	0.00 (b)	0.00 (b)	0.00 (b)	0.05
Total from investment operations	0.04		0.04	0.10	0.19	0.13	0.36
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.03)		(0.06)	(0.10)	(0.19)	(0.13)	(0.31)
Total distributions	(0.03)		(0.06)	(0.10)	(0.19)	(0.13)	(0.31)
Net asset value per share, end of period	$10.04		$10.03	$10.05	$10.05	$10.05	$10.05
Total return	0.39	%(c)	0.36%	0.95%	1.87%	1.31%	3.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$872,958		$933,294	$1,375,490	$1,265,829	$1,146,333	$1,462,217
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.90	%(d)	0.89%	0.84%	0.82%	0.78%	0.80%
After waivers and/or expense reimbursements	0.55	%(d)	0.61%	0.65%	0.63%	0.53%	0.60%
Ratio of net investment income to average net assets	0.59	%(d)	0.55%	0.95%	1.86%	1.29%	3.00%
Portfolio turnover (e)	77	%(c)	185%	192%	174%	19%	16%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

*	Effective January 3, 2012, the share class was renamed Institutional Class.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Class A*:
Net asset value per share, beginning of period	$10.09		$10.10	$10.10	$10.10	$10.10	$10.05
Income from investment operations:
Net investment income	0.02		0.03	0.07	0.16	0.10	0.30 (a)
Net realized and unrealized gain (loss)	—		(0.01)	0.00 (b)	0.00 (b)	0.01	0.04
Total from investment operations	0.02		0.02	0.07	0.16	0.11	0.34
Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.02)		(0.03)	(0.07)	(0.16)	(0.11)	(0.29)
Total distributions	(0.02)		(0.03)	(0.07)	(0.16)	(0.11)	(0.29)
Net asset value per share, end of period	$10.09		$10.09	$10.10	$10.10	$10.10	$10.10
Total return	0.17	%(c)	0.21%	0.70%	1.61%	1.05%	3.40%
Ratios/Supplemental Data
Net Assets at end of period (000)	$249,036		$305,193	$443,598	$358,284	$292,565	$211,643
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.15	%(d)	1.14%	1.09%	1.07%	1.03%	1.05%
After waivers and/or expense reimbursements	0.80	%(d)	0.86%	0.90%	0.88%	0.78%	0.85%
Ratio of net investment income to average net assets	0.34	%(d)	0.30%	0.67%	1.61%	1.04%	2.75%
Portfolio turnover (e)	77	%(c)	185%	192%	174%	19%	16%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

*	Effective January 3, 2012, the share class was renamed Class A.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Municipal Money Market Fund
	Six Months Ended April 30,		Year Ended October 31,
	2014		2013		2012		2011		2010		2009
	(Unaudited)
Investor Class*:
Net asset value per share, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.01	(b)
Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.01
Less distributions:
From net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.01)
From net realized gains	—		—		—		(0.00	)(a)	—		—
Tax return of capital	—		—		—		—		—		(0.00	)(a)
Total distributions	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.01)
Net asset value per share, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.01	%(c)	0.04%		0.10%		0.18%		0.20%		1.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$145,923		$170,413		$228,642		$310,058		$470,169		$789,832
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	0.56	%(e)	0.57%		0.56%		0.52%		0.48%		0.53%
After waivers and/or expense reimbursements (f)	0.27	%(e)	0.32%		0.32%		0.38%		0.43%		0.53%
Ratio of net investment income to average net assets	0.02	%(e)	0.04%		0.10%		0.18%		0.20%		0.99%

(a)	The amount is less than $0.005 per share.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	Not annualized.

(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 0.56% for the six months ended April 30, 2014, and 0.57%, 0.56%, 0.52%, 0.48%, and 0.53% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(e)	Annualized.

(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.27% for the six months ended April 30, 2014, and 0.32%, 0.32%, 0.38%, 0.43%, and 0.53% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

*	Effective January 3, 2012, the Investor Class was renamed the Institutional Class and subsequently reverted to the Investor Class effective July 26, 2012.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	High Yield Managed Duration Municipal Fund
	Six Months Ended April 30, 2014		Period Ended October 31, 2013 (a)
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$9.95		$10.00
Income from investment operations:
Net investment income	0.18		0.06
Net realized and unrealized income (loss)	0.16		(0.05)
Total from investment operations	0.34		0.01
Redemption fees	0.00		0.00
Less distributions:
From net investment income	(0.18)		(0.06)
Total distributions	(0.18)		(0.06)
Net asset value per share, end of period	$10.11		$9.95
Total return	3.43	%(b)	0.11	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$21,104		$19,915
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.40	%(c)	1.66	%(c)
After waivers and/or expense reimbursements	0.80	%(c)	0.74	%(c)
Ratio of net investment income to average net assets	3.60	%(c)	1.47	%(c)
Portfolio turnover (d)	42	%(b)	117%

(a)	Institutional Class commenced operations on June 3, 2013.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	High Yield Managed Duration Municipal Fund
	Six Months Ended April 30, 2014		Period Ended October 31, 2013 (a)
	(Unaudited)
Class A:
Net asset value per share, beginning of period	$9.95		$10.00
Income from investment operations:
Net investment income	0.17		0.05
Net realized and unrealized income (loss)	0.16		(0.05)
Total from investment operations	0.33		0.00
Redemption fees	0.00		0.00
Less distributions:
From net investment income	(0.17)		(0.05)
Total distributions	(0.17)		(0.05)
Net asset value per share, end of period	$10.11		$9.95
Total return	3.31	%(b)	0.01	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$103		$100
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.65	%(c)	1.91	%(c)
After waivers and/or expense reimbursements	1.05	%(c)	0.99	%(c)
Ratio of net investment income to average net assets	3.35	%(c)	1.21	%(c)
Portfolio turnover (d)	42	%(b)	117%

(a)	Class A commenced operations on June 3, 2013.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2014 (Unaudited)

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware Statutory Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware Statutory Trust, and is registered under the 1940 Act, as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund (formerly the Alpine Innovators Fund), Alpine Transformations Fund and Alpine Foundation Fund are six separate series of the Series Trust. The Alpine Ultra Short Tax Optimized Income Fund, Alpine Municipal Money Market Fund and Alpine High Yield Managed Duration Municipal Fund are three separate series of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund, Alpine Foundation Fund, Alpine Municipal Money Market Fund, Alpine Ultra Short Tax Optimized Income Fund and Alpine High Yield Managed Duration Municipal Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares (except for Money Market Municipal Fund, which has Investor Class shares). Institutional Class and Investor Class shares are sold without a sales charge. Class A shares have an initial sales charge which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to a Contingent Deferred Sales Charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to the distribution fee of such share. Each class has exclusive voting rights with respect to matters relating to its shareholders servicing and distribution expenditures.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees (“Board”). In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAV is not calculated. As stated above, if the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at fair value following procedures approved by the Board.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ pricing time but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices.

Fair Value Measurement:

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

•	Level 1 —	Quoted prices in active markets for identical investments.

•	Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

•	Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of April 30, 2014:

	Valuation Inputs
Dynamic Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Consumer Discretionary	$26,556,191	$—	$—	$26,556,191
Consumer Staples	23,842,056	—	—	23,842,056
Energy	23,170,501	—	—	23,170,501
Financials	39,423,617	1,077,642	—	40,501,259
Health Care	28,135,350	—	—	28,135,350
Industrials	36,908,397	—	—	36,908,397
Information Technology	28,323,623	—	—	28,323,623
Materials	10,048,978	—	—	10,048,978
Telecommunication Services	4,517,240	—	—	4,517,240
Utilities	7,032,185	—	—	7,032,185
Equity-Linked Structured Notes	—	2,349,393	—	2,349,393
Convertible Bonds	—	3,549	—	3,549
Total	$227,958,138	$3,430,584	$—	$231,388,722

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$65,245	$—	$65,245
Liabilities
Forward Currency Contracts	—	(461,730)	—	(461,730)
Total	$—	$(396,485)	$—	$(396,485)

	Valuation Inputs
Accelerating Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$4,596,236	$—	$—	$4,596,236
Short-Term Investments	—	228,000	—	228,000
Total	$4,596,236	$228,000	$—	$4,824,236

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

	Valuation Inputs
Financial Services Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Banks	$17,455,966	$186,062	$—	$17,642,028
Capital Markets	9,313,673	—	—	9,313,673
Consumer Finance	4,091,827	—	—	4,091,827
Diversified Financial Services	4,821,521	—	—	4,821,521
Hotels, Restaurants & Leisure	755,550	—	—	755,550
Household Durables	244,130	—	—	244,130
IT Services	410,246	—	—	410,246
Insurance	6,105,118	—	—	6,105,118
Internet Software & Services	349,951	—	—	349,951
Media	63,976	—	—	63,976
Real Estate Investment Trusts	4,464,318	—	—	4,464,318
Real Estate Management & Development	685,734	320,280	—	1,006,014
Software	259,950	—	—	259,950
Thrifts & Mortgage Finance	5,309,570	—	—	5,309,570
Trading Companies & Distributors	146,082	—	—	146,082
Preferred Stocks	354,309	—	—	354,309
Investment Companies	64,660	—	—	64,660
Short-Term Investments	—	4,826,000	—	4,826,000
Total	$54,896,581	$5,332,342	$—	$60,228,923

	Valuation Inputs
Small Cap Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$12,907,634	$—	$—	$12,907,634
Short-Term Investments	—	139,000	—	139,000
Total	$12,907,634	$139,000	$—	$13,046,634

	Valuation Inputs
Transformations Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$7,145,417	$—	$—	$7,145,417
Short-Term Investments	—	837,000	—	837,000
Total	$7,145,417	$837,000	$—	$7,982,417

	Valuation Inputs
Foundation Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$53,847,662	$—	$—	$53,847,662
Bonds	—	15,754,222	—	15,754,222
Short-Term Investments	—	8,108,000	—	8,108,000
Total	$53,847,662	$23,862,222	$—	$77,709,884

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

	Valuation Inputs
Ultra Short Tax Optimized Income Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$1,128,185,426	$—	$1,128,185,426
Money Market Funds	—	95,444	—	95,444
Total	$—	$1,128,280,870	$—	$1,128,280,870

	Valuation Inputs
Municipal Money Market Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$148,473,944	$—	$148,473,944
Money Market Funds	—	27,657	—	27,657
Total	$—	$148,501,601	$—	$148,501,601

	Valuation Inputs
High Yield Managed Duration Municipal Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$21,517,828	$—	$21,517,828
Money Market Funds	—	10,198	—	10,198
Total	$—	$21,528,026	$—	$21,528,026

* For detailed sector, country and state descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2014, there were no transfers between Level 1, Level 2 and Level 3.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, each of the Series Trust and Income Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”) on behalf of each of the Funds. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, uncommitted lines of credit for the Funds where selected Funds’ assets are pledged against advances made to the respective Fund. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the following Funds are permitted to borrow up to 10% of its total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of their respective total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the period ended April 30, 2014, the average interest rate paid on outstanding borrowings under the line of credit was 1.02%, 1.01%, 1.04%, 1.04% and 1.01% for the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund and Transformations Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund	Small Cap Fund
Total line of credit amount available for investment purposes at April 30, 2014	$23,785,231	$490,191	$6,033,323	$1,306,071
Line of credit outstanding at April 30, 2014	1,881,284	—	—	—
Line of credit amount unused at April 30, 2014	21,903,947	490,191	6,033,323	1,306,071
Average balance outstanding during the period	5,957,789	13,147	8,423	2,108
Maximum balance outstanding during the period	16,710,378	759,750	359,108	41,500
Interest expense incurred on line of credit during the period	34,609	67	44	11
Interest expense incurred on custody overdrafts during the period	33	—	—	—

	Transformations Fund	Foundation Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund
Total line of credit amount available for investment purposes at April 30, 2014	$798,831	$7,799,568	$114,012,356	$14,868,278
Line of credit outstanding at April 30, 2014	—	—	—	—
Line of credit amount unused at April 30, 2014	798,831	7,799,568	114,012,356	14,868,278
Average balance outstanding during the period	4,737	—	—	—
Maximum balance outstanding during the period	260,980	—	—	—
Interest expense incurred on line of credit during the period	24	—	—	—
Interest expense incurred on custody overdrafts during the period	—	—	63	111

High Yield Managed Duration Municipal Fund
Total line of credit amount available for investment purposes at April 30, 2014	$2,187,076
Line of credit outstanding at April 30, 2014	—
Line of credit amount unused at April 30, 2014	2,187,076
Average balance outstanding during the period	—
Maximum balance outstanding during the period	—
Interest expense incurred on line of credit during the period	—
Interest expense incurred on custody overdrafts during the period	—

The line of credit outstanding as of April 30, 2014 approximates its fair value and would be categorized at Level 2.

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2014, open Federal and New York tax years include the tax years ended October 31, 2010 through 2013.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

E. Distributions to Shareholders:

Each of the Dynamic Dividend, Accelerating Dividend, Financial Services, Small Cap, Transformations, Foundation, Ultra Short Tax Optimized Income and High Yield Managed Duration Municipal Funds intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the respective Funds at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class A shares.

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend, Accelerating Dividend, Financial Services and Transformations Funds may invest without limitation in foreign securities. The Small Cap Fund and Foundation Fund may invest up to 30% and 15%, respectively, of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations.

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Dynamic Dividend Fund held 1 equity-linked structured note at April 30, 2014.

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. During the period ended April 30, 2014, the Dynamic Dividend Fund entered into 10 forward currency contracts.

The following forward currency contracts were held at April 30, 2014:

Dynamic Dividend Fund

Description	Settlement Date	Currency		Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Swiss Franc	07/09/14	8,350,000	CHF	$9,557,712	$9,492,467	$65,245
Euro	07/09/14	10,500,000	EUR	14,268,240	14,564,829	(296,589)
British Pound	07/09/14	5,000,000	GBP	8,309,600	8,437,540	(127,940)
Japanese Yen	07/30/14	690,000,000	JPY	6,715,492	6,752,693	(37,201)
					$39,247,529	$(396,485)

K. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the period ended April 30, 2014. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain (loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives and hedging activities during the period.

The effect of derivative instruments on the Statements of Assets and Liabilities as of April 30, 2014:

Dynamic Dividend Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$65,245
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(461,730)
Total		$(396,485)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

The effect of derivative instruments on the Statements of Operations for the period ended April 30, 2014:

Dynamic Dividend Fund

Derivatives	Statements of Operations Location	Net Realized Loss	Change in Net Unrealized Depreciation
Foreign exchange risk	Net realized gain (loss) from foreign currency transactions/Change in net unrealized appreciation/(depreciation) on foreign currency translations	$(396,488)	$(199,682)

L. Redemption Fees:

The Funds of the Alpine Series Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. The Alpine Ultra Short Tax Optimized Income Fund and Alpine High Yield Managed Duration Municipal Fund of the Alpine Income Trust, impose a 0.25% redemption fee for shares redeemed or exchanged within 30 days of buying them and 0.75% redemption fee for shares redeemed or exchanged within 60 days of buying them respectively of the total redemption amount on all Fund shares redeemed or exchanged. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. There is no redemption fee assessed on the Alpine Municipal Money Market Fund redemptions.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	1,397,615	$5,287,873	4,626,855	$16,410,716
Shares issued in reinvestment of dividends	1,329,067	5,065,390	4,374,413	15,422,518
Redemption fees	—	1,954	—	32,998
Shares redeemed	(9,220,473)	(34,916,666)	(44,820,185)	(159,446,914)
Total net change	(6,493,791)	$(24,561,449)	(35,818,917)	$(127,580,682)
Class A
Shares sold	308,079	$1,172,842	438,000	$1,581,034
Shares issued in reinvestment of dividends	10,165	38,794	16,275	57,807
Redemption fees	—	27	—	271
Shares redeemed	(25,208)	(95,517)	(259,548)	(953,912)
Total net change	293,036	$1,116,146	194,727	$685,200

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

Accelerating Dividend Fund

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	104,117	$1,574,605	115,324	$1,681,377
Shares issued in reinvestment of dividends	12,285	185,146	11,768	158,067
Redemption fees	—	2,424	—	5,960
Shares redeemed	(92,294)	(1,414,721)	(69,439)	(1,032,609)
Total net change	24,108	$347,454	57,653	$812,795
Class A
Shares sold	10,640	$163,711	43,398	$607,223
Shares issued in reinvestment of dividends	1,687	25,387	920	12,580
Redemption fees	—	691	—	1,502
Shares redeemed	(16,666)	(255,051)	(3,889)	(54,858)
Total net change	(4,339)	$(65,262)	40,429	$566,447

Financial Services Fund

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	3,013,617	$39,999,591	670,949	$6,828,522
Shares issued in reinvestment of dividends	460	6,074	—	—
Redemption fees	—	880	—	23,701
Shares redeemed	(437,494)	(5,867,391)	(564,902)	(5,679,360)
Total net change	2,576,583	$34,139,154	106,047	$1,172,863
Class A
Shares sold	208,724	$2,741,885	630,668	$6,630,199
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	208	—	9,309
Shares redeemed	(35,967)	(474,444)	(181,877)	(2,017,493)
Total net change	172,757	$2,267,649	448,791	$4,622,015

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

Small Cap Fund

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	14,717	$221,970	17,099	$211,505
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	35	—	302
Shares redeemed	(17,645)	(267,460)	(116,859)	(1,473,954)
Total net change	(2,928)	$(45,455)	(99,760)	$(1,262,147)
Class A
Shares sold	3,318	$50,905	—	$—
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	—	—	—
Shares redeemed	(196)	(2,994)	—	—
Total net change	3,122	$47,911	—	$—

Transformations Fund

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	6,645	$97,464	6,493	$85,651
Shares issued in reinvestment of dividends	71,961	991,634	3,340	41,150
Redemption fees	—	—	—	754
Shares redeemed	(8,284)	(118,310)	(55,827)	(716,428)
Total net change	70,322	$970,788	(45,994)	$(588,873)
Class A
Shares sold	169	$2,362	—	$—
Shares issued in reinvestment of dividends	1,382	18,923	58	722
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	1,551	$21,285	58	$722

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

Foundation Fund
	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	1,452	$18,636	6,872	$80,791
Shares issued in reinvestment of dividends	44,490	572,943	84,305	999,702
Redemption fees	—	2	—	24
Shares redeemed	(111,260)	(1,415,974)	(104,909)	(1,253,455)
Total net change	(65,318)	$(824,393)	(13,732)	$(172,938)
Class A
Shares sold	253,157	$3,233,074	—	$—
Shares issued in reinvestment of dividends	68	879	122	1,443
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	253,225	$3,233,953	122	$1,443

Ultra Short Tax Optimized Income Fund
	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	24,486,720	$245,708,321	52,181,272	$523,938,733
Shares issued in reinvestment of dividends	201,957	2,025,932	443,294	4,450,048
Redemption fees	—	9,237	—	31,220
Shares redeemed	(30,767,859)	(308,745,357)	(96,484,972)	(968,788,065)
Total net change	(6,079,182)	$(61,001,867)	(43,860,406)	$(440,368,064)
Class A
Shares sold	3,499,157	$35,306,695	12,132,904	$122,515,170
Shares issued in reinvestment of dividends	39,256	396,096	95,577	965,011
Redemption fees	—	2,791	—	10,441
Shares redeemed	(9,124,338)	(92,065,253)	(25,877,405)	(261,305,015)
Total net change	(5,585,925)	$(56,359,671)	(13,648,924)	$(137,814,393)

Municipal Money Market Fund
	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Shares Sold	78,879,566	$78,879,566	145,994,821	$145,994,821
Shares issued in reinvestment of dividends	14,781	14,781	65,951	65,951
Redemption fees	—	—	—	—
Shares redeemed	(103,384,042)	(103,384,042)	(204,289,468)	(204,289,468)
Total net change	(24,489,695)	$(24,489,695)	(58,228,696)	$(58,228,696)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

High Yield Managed Duration Municipal Fund
	Six Months Ended		Period Ended
	April 30, 2014		October 31, 2013*
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	49,554	$500,000	1,990,001	$19,900,010
Shares issued in reinvestment of dividends	35,961	359,733	12,265	121,832
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	85,515	$859,733	2,002,266	$20,021,842
Class A
Shares sold	—	$—	10,001	$100,010
Shares issued in reinvestment of dividends	168	1,680	51	508
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	168	$1,680	10,052	$100,518

* Class A and Institutional Class commenced operations on June 3, 2013.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2014 are as follows:

	Purchases	Sales
Dynamic Dividend Fund	$111,342,950	$131,095,591
Accelerating Dividend Fund	2,629,791	2,412,115
Financial Services Fund	42,890,683	10,067,779
Small Cap Fund	16,980,677	16,352,992
Transformations Fund	1,728,107	2,329,003
Foundation Fund	10,816,037	10,207,447
Ultra Short Tax Optimized Income Fund	852,436,402	1,058,154,530
High Yield Managed Duration Municipal Fund	10,199,108	7,560,440

The Funds did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2014.

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Funds’ distributor. Each of the Funds, except for Municipal Money Market Fund, have adopted distribution and servicing plans (the “Plans”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund, Foundation Fund, Ultra Short Tax Optimized Income Fund and High Yield Managed Duration Municipal Fund incurred $3,758, $987, $11,007, $194, $182, $2,310, $344,041 and $125, respectively, pursuant to the Plans for the period ended April 30, 2014.

The Plans for the Funds may be terminated at any time by vote of the Trustees of the Trusts who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective class.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

6.	Investment Advisory Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund and Foundation Fund. The Adviser is entitled to an annual fee based on 0.75% of the Ultra Short Tax Optimized Income Fund’s average daily net assets and High Yield Managed Duration Municipal Fund’s average daily net assets and an annual fee based on 0.45% of the Municipal Money Market Fund.

The Adviser agreed to reimburse the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund and Foundation Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.60% of each Fund’s Class A shares average daily net assets, and 1.35% of each Fund’s Institutional Class shares average daily net assets. The contractual expense cap for the Ultra Short Tax Optimized Income Fund Class A shares and Ultra Short Tax Optimized Income Fund Institutional Class shares is 0.95% and 0.70%, respectively, at April 30, 2014. Additionally the Adviser voluntarily agreed to reimburse the Ultra Short Tax Optimized Income Fund to the extent necessary to ensure that the Fund’s total operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits were 0.80% and 0.55% of the average daily net assets of the Class A Shares and Institutional Class Shares, respectively, during the period ended April 30, 2014. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. The contractual expense cap for High Yield Managed Duration Municipal Fund Class A shares and Institutional Class shares is 1.05% and 0.80%, respectively. For the period ended April 30, 2014, the Adviser waived investment advisory fees and other expenses totaling $68,976, $25,886, $19,732, $22,788, $2,054,625 and $60,135 for the Dynamic Dividend Fund, Accelerating Dividend Fund, Small Cap Fund, Transformations Fund, Ultra Short Tax Optimized Income Fund and High Yield Managed Duration Municipal Fund, respectively. The expense limitations will remain in effect for each Fund through February 28, 2015 unless and until the Board of the Series and Income Trusts approve its modification or termination with respect to each Fund. Waived expenses subject to potential recovery by year of expiration are as follows:

						Ultra Short	High Yield
	Dynamic	Accelerating	Financial			Tax Optimized	Managed
	Dividend	Dividend	Services	Small Cap	Transformations	Income	Duration
Years of Expiration	Fund	Fund	Fund	Fund	Fund	Fund	Municipal Fund
10/31/2014	$—	$35,094	$32,910	$20,239	$21,099	$2,722,733	$—
10/31/2015	—	51,048	42,851	35,981	42,826	3,353,608	—
10/31/2016	144,069	67,570	58,369	52,638	58,060	4,236,779	76,676
10/31/2017	68,976	25,886	—	19,732	22,788	2,054,625	60,135

For the period ended April 30, 2014, the Adviser voluntarily agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.26% to 0.32% of the Fund’s average daily net assets during the period ended April 30, 2014. For the period ended April 30, 2014, the Adviser waived investment advisory fees and other expenses totaling $239,179 for the Municipal Money Market Fund.

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. The Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund, Foundation Fund, Ultra Short Tax Optimized Income Fund and Municipal Money Market Fund incurred $122,424, $270, $3,504, $1,954, $210, $1,006, $323,170, and $135, respectively, in reimbursements to the Adviser.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

State Street Bank and Trust Company (“SSBT”) serves as the Funds’ Administrator pursuant to an Administration Agreement with the Funds. As compensation for its services to the Funds, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

During the period ended April 30, 2014, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Ultra Short Tax Optimized Income Fund	$—	$4,600,000
Municipal Money Market Fund	4,600,000	—

7.	Federal Income Tax Information:

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Dynamic	Accelerating	Financial
	Dividend Fund	Dividend Fund	Services Fund	Small Cap Fund
Undistributed ordinary income	$2,178,139	$30,978	$—	$—
Other undistributed ordinary losses	(419,675)	(2,320)	—	—
Undistributed tax exempt income	—	—	—	—
Undistributed long-term capital gain	—	156,623	—	—
Late year ordinary loss deferral	—	—	(21,120)	(102,645)
Accumulated capital loss	(1,136,305,939)	—	(79,726)	(12,600,990)
Unrealized appreciation	30,330,887	702,977	1,261,050	3,993,788
Total	$(1,104,216,588)	$888,258	$1,160,204	$(8,709,847)

			Ultra Short	Municipal
	Transformations	Foundation	Tax Optimized	Money Market
	Fund	Fund	Income Fund	Fund
Undistributed ordinary income	$294,884	$45,359	$—	$—
Other undistributed ordinary losses	—	—	—	—
Undistributed tax exempt income	—	—	—	—
Undistributed long-term capital gain	719,392	—	—	—
Late year ordinary loss deferral	—	—	—	—
Accumulated capital loss	—	(429,515)	(488,304)	—
Unrealized appreciation/(depreciation)	1,578,619	10,554,005	(955,902)	—
Total	$2,592,895	$10,169,849	$(1,444,206)	$—

	High Yield
	Managed
	Duration
	Municipal Fund
Undistributed ordinary income	$—
Other undistributed ordinary losses	—
Undistributed tax exempt income	—
Undistributed long-term capital gain	—
Late year ordinary loss deferral	—
Accumulated capital loss	(5,339)
Unrealized depreciation	(101,638)
Total	$(106,977)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2013, the effects of certain differences were reclassified as follows:

		Accumulated	Accumulated
		net investment	net realized
	Capital stock	income (loss)	gains (losses)
Dynamic Dividend Fund	$—	$549,218	$(549,218)
Accelerating Dividend Fund	(11)	(1,540)	1,551
Financial Services Fund	10,772	4,546	(15,318)
Small Cap Fund	(117,150)	116,775	375
Transformations Fund	—	40,716	(40,716)
Foundation Fund	2	69,042	(69,044)
Ultra Short Tax Optimized Income Fund	(3,164)	3,164	—

As of April 30, 2014, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Dynamic	Accelerating	Financial
	Dividend Fund	Dividend Fund	Services Fund	Small Cap Fund
Cost of investments	$202,092,150	$4,236,335	$56,471,388	$13,275,861
Gross unrealized appreciation	38,266,395	664,858	6,303,518	431,944
Gross unrealized depreciation	(8,969,823)	(76,957)	(2,545,983)	(661,171)
Net unrealized appreciation/(depreciation)	$29,296,572	$587,901	$3,757,535	$(229,227)

			Ultra Short	Municipal
	Transformations	Foundation	Tax Optimized	Money Market
	Fund	Fund	Income Fund	Fund
Cost of investments	$6,138,189	$62,530,303	$1,128,369,732	$148,501,601
Gross unrealized appreciation	2,068,232	16,391,213	652,435	—
Gross unrealized depreciation	(224,004)	(1,211,632)	(741,297)	—
Net unrealized appreciation/(depreciation)	$1,844,228	$15,179,581	$(88,862)	$—

	High Yield
	Managed
	Duration
	Municipal Fund
Cost of investments	$21,300,871
Gross unrealized appreciation	375,398
Gross unrealized depreciation	(148,243)
Net unrealized appreciation	$227,155

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and marked-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the year ended October 31, 2013 were as follows:

2013
Dynamic Dividend Fund
Ordinary income	$23,278,810
Long-term capital gain	—
$23,278,810

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

Accelerating Dividend Fund
Ordinary income	$144,160
Long-term capital gain	47,306
$191,466

Financial Services Fund
Ordinary income	$—
Long-term capital gain	—
Return of capital	—
$—

Small Cap Fund
Ordinary income	$—
Long-term capital gain	—
$—

Transformations Fund
Ordinary income	$—
Long-term capital gain	42,117
$42,117

Foundation Fund
Ordinary income	$1,025,051
Long-term capital gain	—
$1,025,051

Ultra Short Tax Optimized Income Fund
Ordinary income	$—
Exempt interest dividends	7,292,009
$7,292,009

Municipal Money Market Fund
Ordinary income	$—
Exempt interest dividends	86,577
$86,577

High Yield Managed Duration Municipal Fund
Ordinary income	$1,661
Exempt interest dividends	120,679
$122,340

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

During the year ended October 31, 2013, the Dynamic Dividend Fund, Financial Services Fund, Small Cap Fund, and Foundation Fund utilized $21,879,285, $1,427,852, $1,354,862 and $3,553,121 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2013 are as follows:

Expiration Date	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund	Small Cap Fund	Transformations Fund
10/31/2015	$25,935,421	$—	$—	$—	$—
10/31/2016	$536,971,822	$—	$—	$5,040,239	$—
10/31/2017	$388,131,987	$—	$—	$5,637,266	$—
10/31/2018	$154,525,095	$—	$—	$1,581,056	$—
10/31/2019	$—	$—	$79,726	$342,429	$—

Expiration Date	Foundation Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund	High Yield Managed Duration Municipal Fund
10/31/2015	$—	$—	$—	$—
10/31/2016	$—	$—	$—	$—
10/31/2017	$—	$—	$—	$—
10/31/2018	$353,585	$—	$—	$—
10/31/2019	$—	$67,228	$—	$—

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2013 with no expiration are as follows:

Fund	Short Term	Long Term
Dynamic Dividend Fund	$30,741,614	$—
Foundation Fund	—	75,930
Ultra Short Tax Optimized Income Fund	368,096	52,980
High Yield Managed Duration Municipal Fund	5,339	—

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the period ended April 30, 2014, the following Funds elected to defer late-year ordinary losses:

Fund	Late Year Ordinary Losses
Financial Services Fund	$21,120
Small Cap Fund	102,645

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of April 30, 2014, open Federal and New York tax years include the tax years ended October 31, 2010 through 2013. The Funds have no examinations in progress.

142

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2014 (Unaudited)

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year ended October 31, 2013 or 2014. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

8.	Subsequent Events:

Distributions: The Dynamic Dividend Fund — Institutional Class and Class A paid a distribution from net investment income of $1,161,451 and $18,416 or $0.02 and $0.0192 per share, respectively, on May 30, 2014 to shareholders of record on May 29, 2014. The Accelerating Dividend Fund — Institutional Class and Class A paid a distribution from net investment income of $10,448 and $2,133 or $0.0416 and $0.0383 per share, respectively, on May 30, 2014 to shareholders of record on May 29, 2014. The Ultra Short Tax Optimized Income Fund — Class A and Institutional Class paid a distribution from net investment income of $60,801 and $400,529 or $0.0024499 and $0.00449086 per share, respectively, on May 30, 2014 to shareholders of record on May 29, 2014. The High Yield Managed Duration Municipal Fund — Class A and Institutional Class paid a distribution from net investment income of $304 and $68,194 or $0.02979632 and $0.03190819 per share, respectively, on May 30, 2014 to shareholders of record on May 29, 2014.

Pending the results of shareholder vote scheduled for July 24, 2014, the Alpine Foundation Fund will be changing its investment objectives and revising its strategy. If the changes are approved, the Fund will no longer require a minimum investment in fixed income and will focus on an equity income strategy. In addition, the Fund’s investment objective will become a non-fundamental objective, meaning it can be changed upon 60 days’ prior notice to shareholders. The Fund will also change its name to the Alpine Equity Income Fund. The Fund filed a definitive proxy statement and a sticker to its prospectus on June 17, 2014 containing details on the potential changes to the Fund. If approved by shareholders, these changes are scheduled to become effective on or about July 28, 2014.

143

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)
April 30, 2014

Fund expenses

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Dynamic Dividend Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	5.65%	$1,000.00	$1,056.50	1.38%	$7.04

Class A	5.53%	$1,000.00	$1,055.30	1.63%	$8.31

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,017.95	1.38%	$6.90

Class A	5.00%	$1,000.00	$1,016.71	1.63%	$8.15
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Information about your Funds Expenses (Unaudited)—Continued
April 30, 2014

Accelerating Dividend Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	8.47%	$1,000.00	$1,084.70	1.35%	$6.98

Class A	8.34%	$1,000.00	$1,083.40	1.60%	$8.27

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Class A	5.00%	$1,000.00	$1,016.86	1.60%	$8.00

Financial Services Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	10.83%	$1,000.00	$1,108.30	1.34%	$7.00

Class A	10.60%	$1,000.00	$1,106.00	1.59%	$8.30

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.15	1.34%	$6.71

Class A	5.00%	$1,000.00	$1,016.91	1.59%	$7.95

Small Cap Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	4.07%	$1,000.00	$1,040.70	1.35%	$6.83

Class A	3.88%	$1,000.00	$1,038.80	1.60%	$8.09

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Class A	5.00%	$1,000.00	$1,016.86	1.60%	$8.00
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Information about your Funds Expenses (Unaudited)—Continued
April 30, 2014

Transformations Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	9.75%	$1,000.00	$1,097.50	1.35%	$7.02

Class A	9.60%	$1,000.00	$1,096.00	1.60%	$8.32

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

Class A	5.00%	$1,000.00	$1,016.86	1.60%	$8.00

Foundation Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	5.98%	$1,000.00	$1,059.80	1.22%	$6.23

Class A	5.87%	$1,000.00	$1,058.70	1.47%	$7.50

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.75	1.22%	$6.11

Class A	5.00%	$1,000.00	$1,017.51	1.47%	$7.35

Ultra Short Tax Optimized Income Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	0.39%	$1,000.00	$1,003.90	0.55%	$2.73

Class A	0.17%	$1,000.00	$1,001.70	0.80%	$3.97

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,022.07	0.55%	$2.76

Class A	5.00%	$1,000.00	$1,020.83	0.80%	$4.01
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Information about your Funds Expenses (Unaudited)—Continued
April 30, 2014

Municipal Money Market Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Investor	0.01%	$1,000.00	$1,000.10	0.27%	$1.34

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Investor	5.00%	$1,000.00	$1,023.46	0.27%	$1.35

High Yield Managed Duration Municipal Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	3.43%	$1,000.00	$1,034.30	0.80%	$4.04

Class A	3.31%	$1,000.00	$1,033.10	1.05%	$5.29

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,020.83	0.80%	$4.01

Class A	5.00%	$1,000.00	$1,019.59	1.05%	$5.26

(1)	For the six months ended April 30, 2014.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 181 day period.
147

Alpine Mutual Funds

Additional Information (Unaudited)
April 30, 2014

Approval of Investment Management Agreements

In the weeks leading up to the Meeting of the Board of Trustees on March 26-27, 2014, the Independent Trustees reviewed materials (“15(c) Materials”) provided by the Adviser relating to the Advisory Contracts. The 15(c) Materials responded to information requested by the Independent Trustees, through independent legal counsel, which the Independent Trustees discussed prior to the meeting and with the Adviser at the meeting. In reviewing the Agreements, the Independent Trustees considered various factors, including among other things (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds, the 15(c) Materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s Senior Management, including those individuals responsible for the investment, operations and compliance with respect to the Funds’ investments, and the responsibilities of the investment, operations and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon all the materials provided throughout the year, including the 15(c) Materials, and their knowledge of the business of the Adviser formed through meetings with Portfolio Managers among others, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including additions to the portfolio management and research teams and the continued development of a more team-based approach. The Independent Trustees noted that the performance of certain of these funds had recently improved but that the Board acknowledged that they will continue to closely monitor these funds for improvement of performance. The Independent Trustees also considered the formation of the Senior Investment Committee to serve as the Office of the CIO, the Adviser’s explanation of how the Committee would operate and the potential impact this could be expected to have on performance. Additionally, the Independent Trustees noted the Adviser’s expanded use of performance attribution and risk reporting. The Independent Trustees also reviewed a summary of certain Fund expenses against those of peer and category groups. For certain of the Funds, they noted that higher expenses relative to peer and category groups were due to the small size of a Fund or its decline in assets. In other instances, the net expenses exceeded the peer group and category medians largely due to an advisory fee higher than the category median. The Board considered the use of Adviser profits to potentially benefit shareholders over time through the addition of certain employees over the past several years, enhancements to portfolio management and research teams and investment in additional risk and analytic tools to aid in portfolio management. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded on balance that the fees to the Adviser were fair and equitable.

The Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with data on the Funds’ profitability generally and on the profitability of each Fund. The

148

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Additional Information (Unaudited)—Continued
April 30, 2014

Independent Trustees also examined the expense limitation agreements in place and any other expense subsidization undertaken by the Adviser, as well as each Funds’ brokerage and commissions, commission sharing agreements and the open-end Funds’ payments to intermediaries whose customers invest in the Funds. After discussion and analysis, including regarding plans and potential plans for modification or enhancement of existing products, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds has been profitable, the profitability was in no instance such as to render any advisory fee excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their Counsel, including, among others, comparative performance expense information, organization charts, advisory fee breakpoints, and profitability. Further, the Independent Trustees had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, those benefits are not so significant as to render the Adviser’s fees excessive.

On the basis of their ongoing discussions with Management and their analysis of information provided prior to and at the meeting, the Independent Trustees determined that the nature of the Funds and their operations, particularly the open-end Funds, is such that the Adviser may realize economies of scale in the management of certain Funds as they grow in size.

The Independent Trustees approved the continuance of the Funds’ Agreements with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser had and was taking appropriate steps to address performance issues affecting certain Funds. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees, and that the fees adequately reflected shared economies of scale with the Funds. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Each Fund files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

149

TRUSTEES

Samuel A. Lieber

Eleanor T.M. Hoagland

James A. Jacobson

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

FUND COUNSEL

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

SHAREHOLDER  |  INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Income Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 2, 2014